As filed with the Securities and Exchange Commission on


                             April 28, 2000


                                                    Registration No. 33-17486
                                                                     811-5346
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM N-1A
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           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/
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                                                                         ----
                           Pre-Effective Amendment No.                  /   /
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                         Post-Effective Amendment No.  24                 /X/


                                     and                                 ----
                                                                         ----
           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY            /X/
                               ACT OF 1940                               ----
                                                                         ----


                             Amendment No.  25                            /X/


                     (Check appropriate box or boxes)                    ----

                         --------------------
                         PUTNAM VARIABLE TRUST
            (Exact name of registrant as specified in charter)

            One Post Office Square, Boston, Massachusetts 02109
                 (Address of principal executive offices)

            Registrant's Telephone Number, including Area Code
                            (617) 292-1000
                         --------------------

           It is proposed that this filing will become effective
                        (check appropriate box)

----
/   /        immediately upon filing pursuant to paragraph (b)
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/ X /           on  April 30, 2000 pursuant to paragraph (b)


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/   /         60 days after filing pursuant to paragraph (a)(1)
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/   /              on (date) pursuant to paragraph (a)(1)
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/   /         75 days after filing pursuant to paragraph (a)(2)


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/   /        on (date) pursuant to paragraph (a)(2) of Rule 485.

----

If appropriate, check the following box:
----
/   /           this post-effective amendment designates a new
----      effective date for a previously filed post-effective amendment.

                         -----------------------

                      JOHN R. VERANI, Vice President
                          PUTNAM VARIABLE TRUST
                          One Post Office Square
                        Boston, Massachusetts 02109
                 (Name and address of agent for service)
                         -----------------------
                                Copy to:
                        JOHN W. GERSTMAYR, Esquire
                               ROPES & GRAY
                         One International Place
                       Boston, Massachusetts 02110
                         -----------------------









Prospectus


April 30, 2000


Putnam Variable Trust


Class IA Shares


Growth Funds


Putnam VT Asia Pacific Growth Fund

Putnam VT Global Growth Fund

Putnam VT Growth Opportunities Fund


Putnam VT Health Sciences Fund



Putnam VT International Growth Fund



Putnam VT International New Opportunities Fund



Putnam VT Investors Fund


Putnam VT New Opportunities Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

Asset Allocation Fund

Putnam VT Global Asset Allocation

Growth and Income Funds

Putnam VT The George Putnam Fund of Boston

Putnam VT Growth and Income Fund
Putnam VT International Growth and Income Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and Income Fund

Income Funds

Putnam VT American Government Income Fund

Putnam VT Diversified Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund

Money Market Fund

Putnam VT Money Market Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies.


Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS


    Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)


    What are the funds' main investment strategies and related risks?

    Who manages the funds?

    How to buy and sell fund shares

    How do the funds price their shares?

    Fund distributions and taxes

    Financial highlights


Fund summaries


The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IA shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.


More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.


You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.


PUTNAM VT AMERICAN GOVERNMENT INCOME FUND

GOAL

The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES -- U.S. GOVERNMENT BONDS

We invest mostly in bonds that

* are obligations of the U.S. government, its agencies and instrumentalities,

* are either backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or backed only by the credit of a federal agency or government sponsored entity, such as Fannie Mae mortgage-backed bonds, and

* have intermediate- to long-term maturities (three years or longer).

We may also invest in mortgage-backed investments of private issuers rated AAA or its equivalent, at the time of purchase, by a nationally recognized securities rating agency, or if unrated, that we determine to be of comparable quality.

MAIN RISKS

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT ASIA PACIFIC GROWTH FUND

GOAL

The fund seeks capital appreciation.


MAIN INVESTMENT STRATEGIES -- ASIAN  AND PACIFIC BASIN STOCKS

We normally invest mostly in common stocks of Asian or Pacific Basin companies. We first select the countries and industries we believe are attractive. We then seek stocks offering opportunity for gain. We look for companies with stock prices that reflect a lower value than that which we place on the company. We also look for the presence of factors we think will cause the stock price to increase toward that value. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.


MAIN RISKS


* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risks of investing mostly in one geographic region.  Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces
  and other factors.   This vulnerability  to factors affecting Asian and
  Pacific Basin investments is significantly greater than for a more geographically diversified fund, which may result in greater losses and volatility.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.


PERFORMANCE INFORMATION



[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES




1996                       9.10%
1997                     -14.66%
1998                     - 5.48%

1999                     107.56%

Year-to-date performance through 3/31/2000 was - 6.64%. During the periods shown in the bar chart, the highest return for a quarter was 41.72% (quarter ending 12/31/99) and the lowest return for a quarter was -15.83% (quarter ending 12/31/97).

Average annual total returns (for periods ending  12/31/99)



                                                Since
                          Past                Inception
                         1 year               (5/1/95)

Class IA                107.56%                14.33%
MSCI Pacific Index       57.63%                 2.11%



The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1995. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) Pacific Index, an unmanaged index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S. dollars.


PUTNAM VT DIVERSIFIED INCOME FUND

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.


MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mostly in bonds  that

* are obligations of corporations and governments worldwide,

* are a combination of investment-grade and below investment-grade securities (junk bonds), and

* have intermediate- to long-term maturities (three years or longer).

We invest a portion of the fund in each of three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. corporations.

* High yield sector:  lower-rated bonds of U.S. corporations.

* International sector: bonds of foreign governments and corporations, including both investment-grade and lower-rated securities.


MAIN RISKS


* The risk that movements in  financial markets will  adversely affect the
  value of the fund's investments.   This risk includes interest rate risk,
  which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is below investment grade in quality. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES


1994                     -4.23%
1995                     19.13%
1996                      8.81%
1997                      7.38%
1998                     -1.37%

1999                      1.66%

Year-to-date performance through 3/31/2000 was 0.63%. During the periods shown in the bar chart, the highest return for a quarter was 5.97% (quarter ending 6/30/95) and the lowest return for a quarter was - 4.94% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)



                                                                  Since
                                      Past         Past         Inception
                                     1 year      5 years        (9/15/93)

Class IA                             1.66%        6.89%           5.10%
Lehman Brothers Mortgage-Backed
Bond Index                           1.85%        7.98%           6.21%
Lehman Brothers Aggregate
Bond Index                          -0.82%        7.73%           5.65%
Salomon Brothers Non- U.S. World
Government  Bond Index              -4.26%        6.42%           5.48%
First Boston High  Yield
Bond Index                           3.28%        9.08%           7.77%



The fund's performance is compared to the Lehman Brothers Mortgage- Backed Bond Index, an unmanaged index of U.S. government and mortgage-backed securities; the Lehman Brothers Aggregate Bond Index, an unmanaged index that is frequently used as a broad market measure for U.S denominated investment grade fixed-income securities; the Salomon Brothers Non-U.S. World Government Bond Index, an unmanaged index of bonds issued by ten countries, excluding the United States; and the First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. The Lehman Brothers Aggregate Bond Index is replacing the Lehman Brothers Mortgage-Backed Bond Index because Putnam Management believes the Lehman Brothers Aggregate Bond Index is a more appropriate index against which to compare the fund's performance.

PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON


GOAL


The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS

We invest mainly in a combination of U.S. value stocks and bonds with a greater focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.


PERFORMANCE INFORMATION



[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES



1999                     -0.36

Year-to-date performance through 3/31/2000 was -0.80%. During the periods shown in the bar chart, the highest return for a quarter was 4.92% (quarter ending 6/30/99) and the lowest return for a quarter was - 6.80% (quarter ending 9/30/99).

Average annual total returns (for periods ending  12/31/99)

                                                     Since
                                  Past             Inception
                                 1 year            (4/30/98)

Class IA                        -0.36%              1.97%
S&P 500 Index                   21.04%             19.80%
Lehman Brothers Government/
Corporate Bond Index            -2.16%              2.95%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended July 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of publicly issued U.S. governmental and corporate debt obligations used as a general measure of the performance of fixed-income securities.


PUTNAM VT GLOBAL ASSET ALLOCATION FUND

GOAL

The fund seeks a high level of long-term total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

We invest in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. We may invest in securities in the following four investment categories, which we believe represent large, well-differentiated classes of securities with distinctive investment characteristics:

* U.S. Equities: This sector will invest primarily in growth and value stocks of U.S. companies. Growth stocks are issued by companies whose earnings we believe are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock.
  Value stocks are those we believe are currently undervalued compared to their true worth. If we are correct and other investors recognize the value of the company, the price of the stock may rise.

* International Equities: This sector will invest primarily in growth and value stocks principally traded in foreign securities markets.

* U.S. Fixed-income: This sector will invest primarily in fixed-income securities of U.S. companies or the U.S. government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

* International Fixed-income: This sector will invest primarily in fixed-income securities denominated in foreign currencies of non-U.S. companies or foreign governmental issuers or supranational agencies.

The allocation of fund assets assigned to each investment category will be reevaluated at least quarterly based on an assessment of the relative market opportunities and risks of each investment category taking into account various economic and market factors. The fund may from time to time invest in all or any one of the investment categories as we may consider appropriate in response to changing market conditions. We expect that under normal market conditions the fund will invest a majority of its assets in equity securities. We can invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally highest for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

PERFORMANCE INFORMATION



[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1990                      0.18%
1992                     19.02%
1994                      6.29%
1996                     17.48%
1998                     -2.50%
2000                     24.71%
2002                     15.62%
2004                     19.67%
2006                     13.47%
2008                     11.85%

Year-to-date performance through 3/31/2000 was 0.95%. During the periods shown in the bar chart, the highest return for a quarter was 14.51% (quarter ending 12/31/98) and the lowest return for a quarter was -10.30% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                        Past              Past             Past
                       1 year           5 years          10 years

Class IA               11.85%            16.97%           12.26%
MSCI World Index       24.95%            19.76%           11.43%

The fund's performance is compared to the Morgan Stanley Capital
International (MSCI) World Index, an unmanaged index of global equity securities, with all values expressed in U.S. dollars.


PUTNAM VT GLOBAL GROWTH FUND

GOAL

The fund seeks capital appreciation.


MAIN INVESTMENT STRATEGIES -- GLOBAL GROWTH STOCKS

We normally invest in common stocks of companies worldwide. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.


MAIN RISKS


* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION



[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES


1991                     15.01%
1992                     -0.36%
1993                     32.40%
1994                     -0.96%
1995                     15.67%
1996                     17.20%
1997                     14.33%
1998                     29.71%

1999                     65.00%

Year-to-date performance through 3/31/2000 was 4.61%. During the periods shown in the bar chart, the highest return for a quarter was 48.01% (quarter ending 12/31/99) and the lowest return for a quarter was -12.18% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)



                                                                       Since
                                Past               Past              Inception
                               1 year            5 years             (5/1/90)

Class IA                      65.00%             27.10%               17.21%
MSCI World Index              24.94%             19.76%               13.82%
MSCI All-Country World Free   30.90%             12.39%               10.05%

The fund's performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of global equity securities composed of companies in 22 Developed Market countries in North America, Europe and the Asia/Pacific Region with all values expressed in U.S. dollars. The fund's performance is also compared to the Morgan Stanley Capital International (MSCI) All-Country World Free Index, an unmanaged index of global equity securities of companies in 47 Developed and Emerging Market Countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars. The MSCI All-Country World Free Index is replacing the MSCI World Index because Putnam Management believes the MSCI All-Country World Free Index is a more appropriate index against which to compare the fund's performance.

PUTNAM VT GROWTH AND INCOME  FUND


GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price
of the stock may rise.   We invest mainly in large companies.


MAIN RISKS


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES




1990                      1.96%
1991                     19.05%
1992                      9.75%
1993                     14.27%
1994                      0.35%
1995                     36.71%
1996                     21.92%
1997                     24.15%
1998                     15.42%

1999                      1.59%

Year-to-date performance through 3/31/2000 was - 1.76%. During the periods shown in the bar chart, the highest return for a quarter was 16.62% (quarter ending 12/31/98) and the lowest return for a quarter was - 10.14% (quarter ending 9/30/99).

Average annual total returns (for periods ending  12/31/99)




                           Past               Past              Past
                          1 year             5 years          10 years

Class IA                  1.59%              19.39%            14.00%
S&P 500 Index            21.04%              28.56%            18.21%



The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


PUTNAM VT GROWTH OPPORTUNITIES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT HEALTH SCIENCES FUND


GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies in the health sciences industries, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest mainly in midsized and large companies.

Industry focus. We invest primarily in companies that provide health care services, applied research and development, pharmaceutical products, and medical equipment and supplies, and companies that we believe will grow as a result of their products, patents or other market advantages in the health sciences industries. Events that affect the health sciences industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and use of managed care arrangements may be more likely to adversely affect the fund.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies within these industries, may be affected by common economic
  forces and other factors.   This vulnerability  to factors affecting the
  health sciences industries is significantly greater than for a fund that invests in a broader range of industries , and may result in greater fund losses and volatility.

* The risk of loss from investing in fewer issuers than a fund that invests
  more broadly.   The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund. This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.


PERFORMANCE INFORMATION



[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]


CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES



1999                     -3.93

Year-to-date performance through 3/31/2000 was 14.57%. During the periods shown in the bar chart, the highest return for a quarter was 9.25% (quarter ending 12/31/99) and the lowest return for a quarter was -5.59% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                                                 Since
                             Past              Inception
                           1 year              (4/30/98)

Class IA                   -3.93%                3.08%
S&P 500 Index              21.04%               19.80%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT HIGH YIELD FUND

GOAL


The fund seeks high current income. Capital growth is a secondary goal when consistent with high current income.

MAIN INVESTMENT STRATEGIES -- LOWER-RATED BONDS

We invest mostly in bonds that

* are obligations of U.S. corporations,

* are below investment grade in quality (junk bonds), and

* have intermediate- to long-term  maturities (three years or longer).

MAIN RISKS

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is below investment grade in quality. Because the fund invests mainly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES





1990                     -9.98%
1991                     44.83%
1992                     18.98%
1993                     19.57%
1994                     -0.94%
1995                     18.32%
1996                     12.81%
1997                     14.34%
1998                     -5.86%

1999                      5.92%

Year-to-date performance through 3/31/2000 was - 0.60%. During the periods shown in the bar chart, the highest return for a quarter was 19.79% (quarter ending 3/31/91) and the lowest return for a quarter was - 9.95% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)



                          Past              Past              Past
                         1 year           5 years           10 years

Class IA                 5.92%             8.76%             10.83%
First Boston High
Yield Bond Index         3.28%             9.08%             11.06%


The fund's performance is compared to the First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. The First Boston High Yield Bond Index includes over 180 issues with an average maturity range of 7 to 10 years.

PUTNAM VT INCOME FUND

GOAL

The fund seeks current income consistent with preservation of capital.


MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mostly in bonds  that

* are obligations of corporations and governments worldwide denominated in U.S. dollars,

* are a combination of investment grade and below investment-grade securities (junk bonds), and

* have intermediate- to long-term maturities (three years or longer).


MAIN RISKS


* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities .

* The risk that the issuers of the fund's investments will fail to make timely payments of interest and principal . This credit risk is higher for debt that is below investment-grade quality. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that , compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.


PERFORMANCE INFORMATION


Prior to April 9, 1999, the fund's policies required it to invest at least 25% of its assets in U.S. government securities and limited the amount of assets invested in securities rated below A. Consequently, the historic information in the table does not reflect the fund's performance under its current investment policies .


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES




1990                      7.51%
1991                     17.28%
1992                      7.49%
1993                     11.28%
1994                     -3.23%
1995                     20.44%
1996                      2.42%
1997                      8.64%
1998                      8.25%

1999                     -2.07%

Year-to-date performance through 3/31/2000 was 1.33%. During the periods shown in the bar chart, the highest return for a quarter was 6.78% (quarter ending 6/30/95) and the lowest return for a quarter was - 3.17% (quarter ending 3/31/96).

Average annual total returns (for periods ending  12/31/99)





                            Past              Past            Past
                           1 year           5 years         10 years

Class IA                   -2.07%            7.27%            7.56%
Lehman Brothers
Aggregate Bond Index       -0.82%            7.73%            7.70%


The fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds.


PUTNAM VT INTERNATIONAL GROWTH FUND


GOAL

The fund seeks capital appreciation.


MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We normally invest mostly in common stocks of companies outside the United States. We first select the countries and industries we believe are attractive. We then seek stocks offering opportunity for gain. We look for companies with stock prices that reflect a lower value than that which we place on the company. We also look for the presence of factors we think will cause the stock price to increase toward that value. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.


MAIN RISKS


* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in international markets. The risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.


PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998                     18.69%

1999                     60.21%

Year-to-date performance through 3/31/2000 was 6.10%. During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) and the lowest return for a quarter was - 18.92% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)



                                                  Since
                             Past               Inception
                            1 year              (1/2/97)

Class  IA                   60.21%               30.33%
MSCI EAFE Index             26.96%               15.76%


The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND


GOAL

The fund seeks capital growth.  Current income is a secondary objective.


MAIN INVESTMENT STRATEGIES -- INTERNATIONAL VALUE STOCKS

We normally invest mostly in common stocks of companies outside the United States. We invest mainly in value stocks that offer the potential for income. We look for companies undergoing positive change. Value stocks are those that we believe are currently undervalued by the market. If we are correct and other investors recognize the value of the company, the
price of  these stocks may rise.   We invest mainly in  midsized and large
companies, although  we can invest in companies of any size.   Although we
emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.


MAIN RISKS


* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments . These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we buy.


PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998                     11.28%

1999                     24.59%

Year-to-date performance through 3/31/2000 was 2.65%. During the periods shown in the bar chart, the highest return for a quarter was 16.54% (quarter ending 12/31/98) and the lowest return for a quarter was - 17.32% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)



                                                 Since
                            Past               Inception
                           1 year              (1/2/97)

Class  IA                  24.59%               18.37%
MSCI EAFE Index            26.96%               15.76%



The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND


GOAL
The fund seeks long-term capital appreciation.


MAIN INVESTMENT STRATEGIES -- INTERNATIONAL GROWTH STOCKS

We normally invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any
size.   We may invest in both established and developing (also known as emerging) markets.


MAIN RISKS


* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance , including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998                      15.58%
1999                     102.96%


Year-to-date performance through 3/31/2000 was 4.68%. During the periods shown in the bar chart, the highest return for a quarter was 57.18% (quarter ending 12/31/99) and the lowest return for a quarter was - 16.61% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)



                                             Since
                          Past             Inception
                         1 year            (1/2/97)

Class IA                102.96%             32.95%
MSCI EAFE Index          26.96%             15.76%



The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of international equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INVESTORS FUND


GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.


MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES


1999                     30.13%

Year-to-date performance through 3/31/2000 was 2.97%. During the periods shown in the bar chart, the highest return for a quarter was 24.67% (quarter ending 12/31/99) and the lowest return for a quarter was -4.93% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                                           Since
                           Past          Inception
                          1 year         (4/30/98)

Class IA                  30.13%           28.40%
S&P 500 Index             21.04%           19.80%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT MONEY MARKET FUND

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES -- INCOME

We seek to maintain a stable net asset asset value of $1.00 per share for the fund.

We invest primarily in instruments that:

* are high quality and
* have a short-term maturity.

Industry focus. We may invest without limit in money market investments from the banking, personal credit and business credit industries. We may invest over 25% of the fund's assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry. The value of the fund's shares may be more vulnerable than the values of shares of money market funds that invest in issuers in a greater number of industries. To the extent that a fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

MAIN RISKS

* The risk that the value of your investment may be eroded over time by the effects of inflation.

* The risk that, as a result of, for example, a deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates, the fund may be unable to maintain a net asset value of $1.00 per share.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1990                     7.98%
1991                     5.92%
1992                     3.57%
1993                     2.79%
1994                     3.82%
1995                     5.46%
1996                     5.08%
1997                     5.22%
1998                     5.19%
1999                     4.86%

Year-to-date performance through 3/31/2000 was 1.36%. During the periods shown in the bar chart, the highest return for a quarter was 1.99% (quarter ending 6/30/90) and the lowest return for a quarter was 0.67% (quarter ending 6/30/93).

Average annual total returns (for periods ending  12/31/99)



                                Past         Past           Past
                               1 year       5 years       10 years

Class  IA                       4.86%       5.16%          4.98%
Merrill Lynch 91-Day
Treasury Bill Index             4.85%       5.35%          5.28%
Lipper Money Market
Average                         4.49%       4.95%          4.80%

The fund's performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of United States Treasury bills currently available in the marketplace and the Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper , Inc.

PUTNAM VT NEW OPPORTUNITIES FUND


GOAL

The fund seeks long-term capital appreciation.


MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that we believe have high growth potential. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. The growth sectors we currently target include communications, media/entertainment, medical technology/cost containment, industrial and environmental services, applied/advanced technology, financial services, consumer products and services and business services. We invest in companies of all sizes.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


* The risk of investing in a limited group of market sectors. The vulnerability of the fund to factors affecting the sectors chosen may be significantly greater than that of a fund that invests in a broader range of sectors and may result in greater fund losses and volatility.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]


CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES


1995                     44.87%
1996                     10.17%
1997                     23.29%
1998                     24.38%

1999                     69.35%

Year-to-date performance through 3/31/2000 was 15.33%. During the periods shown in the bar chart, the highest return for a quarter was 49.47% (quarter ending 12/31/99) and the lowest return for a quarter was -18.85% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)

                                                                 Since
                                  Past           Past          Inception
                                 1 year         5 years        (5/2/94)

Class IA                        69.35%          32.89%          30.36%
Russell Midcap Growth Index     18.23%          21.86%          24.61%
S&P 500 Index                   21.04%          28.56%          25.66%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. The Russell Midcap Growth Index has been added because Putnam Management believes this index is an appropriate index against which to compare the fund's performance.

PUTNAM VT NEW VALUE FUND


GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price
of the stock may rise.   We invest  mainly in midsized and large companies.


MAIN RISKS


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998                     6.26%

1999                     0.27%

Year-to-date performance through 3/31/2000 was - 0.54%. During the periods shown in the bar chart, the highest return for a quarter was 16.45% (quarter ending 12/31/98) and the lowest return for a quarter was - 13.75% (quarter ending 9/30/99).

Average annual total returns (for periods ending  12/31/99)


                                      Since
                     Past           Inception
                   1 year           (1/2/97)

Class  IA           0.27%            7.83%
S&P 500 Index      21.04%           24.77%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT OTC & EMERGING GROWTH FUND


GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies traded in the over-the-counter (OTC) market and "emerging growth" companies listed on securities exchanges, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. Emerging growth companies are those we believe have a leading or proprietary position in a growing industry or are gaining market share in an established industry. We invest mainly in small and midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999                     126.52%

Year-to-date performance through 3/31/2000 was 10.52%. During the periods shown in the bar chart, the highest return for a quarter was 76.22% (quarter ending 12/31/99) and the lowest return for a quarter was 8.03% (quarter ending 3/31/99).

Average annual total returns (for periods ending 12/31/99)

                                                 Since
                                 Past          Inception
                                1 year         (4/30/98)

Class IA                       126.52%           64.09%
Russell 2000 Growth Index       43.09%           16.30%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Russell 2000 Growth Index, an unmanaged index composed of securities with greater-than-average growth orientation within the Russell 2000 Index.


PUTNAM VT RESEARCH FUND

GOAL

The fund seeks capital appreciation.


MAIN INVESTMENT STRATEGIES -- GROWTH  AND VALUE STOCKS

We invest mainly in common stocks of U.S. companies that we believe offer the opportunity for gain. We look for companies with stock prices that reflect a lower value than that which we place on the company. We also look for the presence of factors we think will cause the stock price to increase toward that value. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.


PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999                     27.58%

Year-to-date performance through 3/31/2000 was 4.40%. During the periods shown in the bar chart, the highest return for a quarter was 20.14% (quarter ending 12/31/99) and the lowest return for a quarter was -5.35% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                                          Since
                          Past          Inception
                         1 year         (9/30/98)

Class IA                 27.58%           40.14%
S&P 500 Index            21.04%           35.93%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


PUTNAM VT SMALL CAP VALUE FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS


We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in small companies. These are companies of a size similar to those in the Russell 2000 Index, a commonly used index of small company stocks.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and fact ors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND


GOAL


The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS AND BONDS


We invest mainly in a combination of bonds and U.S. value stocks of companies in the public utilities industries, with a significantly greater focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the
company, the price of the stock may rise.   We buy bonds of governments and
private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

Industry focus. We invest primarily in companies that produce or distribute electricity, gas or other types of energy, supply water or provide telecommunications services (but not public broadcasting or cable television). Events that affect these public utilities industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect the fund.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the utilities industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This vulnerability to factors affecting the utilities industries is significantly greater than for a fund that invests in a broader range of industries, and may result in greater fund losses and volatility.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.


PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1993                     13.42%
1994                     -7.02%
1995                     31.08%
1996                     15.80%
1997                     27.10%
1998                     14.92%
1999                     -0.66%


Year-to-date performance through 3/31/2000 was 2.37%. During the periods shown in the bar chart, the highest return for a quarter was 12.32% (quarter ending 12/31/97) and the lowest return for a quarter was - 6.76% (quarter ending 3/31/94).

Average annual total returns (for periods ending  12/31/99)



                                                        Since
                         Past          Past           Inception
                        1 year       5 years          (5/4/92)

Class IA                -0.66%       17.10%            12.62%
S&P Utilities Index     -8.88%       13.66%            11.07%
S&P 500 Index           21.04%       28.56%            20.58%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1992. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the S&P Utilities Index, an unmanaged list of common stocks issued by utility companies. The S&P Utilities Index is replacing the S&P 500 Index because Putnam Management believes the S&P Utilities Index is a more appropriate index against which to compare the fund's performance.


PUTNAM VT VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest mainly in midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998                     19.48%

1999                     52.90%

Year-to-date performance through 3/31/2000 was 21.23%. During the periods shown in the bar chart, the highest return for a quarter was 41.28% (quarter ending 12/31/99) and the lowest return for a quarter was -17.22% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)

                                                      Since
                                    Past            Inception
                                   1 year           (1/2/97)

Class IA                          52.90%             31.17%
Russell Midcap Growth Index       51.29%             29.79%
S&P 500 Index                     21.04%             27.58%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Russell Midcap Growth Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index that have higher prices relative to the book value of their assets and higher forecasted growth rates. The Russell Midcap Growth Index is replacing the S&P 500 Index because Putnam Management believes the Russell Midcap Growth Index is a more appropriate index against which to compare the fund's performance.


PUTNAM VT VOYAGER FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS


We invest mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest in companies of all sizes.


MAIN RISKS


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES




1990                     -2.03%
1991                     46.09%
1992                     10.36%
1993                     18.70%
1994                      1.04%
1995                     40.67%
1996                     12.97%
1997                     26.51%
1998                     24.36%

1999                     58.22%

Year-to-date performance through 3/31/2000 was 10.82%. During the periods shown in the bar chart, the highest return for a quarter was 41.38% (quarter ending 12/31/99) and the lowest return for a quarter was -17.36% (quarter ending 9/30/90).

Average annual total returns (for periods ending  12/31/99)


                                Past           Past             Past
                               1 year         5 years         10 years


Class IA                      58.22%          31.66%           22.31%
Russell Midcap Growth Index   51.29%          28.03%           18.96%
S&P 500 Index                 21.04%          28.56%           18.21%

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also included on the Russell 1000 Growth Index. The Russell Midcap Growth Index has been added because Putnam Management believes this index is an appropriate index against which to compare the fund's performance.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stock that trades at a higher multiple  of current earnings
than other stocks.   The value of such stocks may be more sensitive to
changes in current or expected earnings than the values of other stocks.
If   our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then price of the company's stock may fall or may not approach the value that we have placed on it.

We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks.

Smaller companies. We may invest in smaller companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may therefore be more vulnerable to adverse developments than those of larger companies.


Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including


* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in U.S. companies.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

For Putnam VT Income Fund, we may invest in U.S. dollar denominated fixed-income securities of foreign issuers, including Yankee bonds.

For Putnam VT Money Market Fund, we may invest in money market instruments of foreign issuers that are denominated in U.S. dollars.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

Fixed-income investments. Fixed-income securities, which typically pay an unchanging rate of interest or dividends, include bonds and other debt. Each of the funds may invest in fixed-income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, these investments before their maturity date. If an issuer "calls" its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

For Putnam VT Money Market Fund, average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments. Some investments have an interest rate that changes based on a market interest rate, and allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period in which payment could be demanded. Because the interest rate on these investments can change as market interest rates change, these investments are unlikely to be able to lock in favorable longer term interest rates.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower-credit risk.

For Putnam VT Income Fund, we invest most of the fund's assets in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest the fund's assets in non-investment-grade investments. However, we may not invest in securities that are rated below B or the equivalent by each agency or are unrated investments we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam VT The George Putnam Fund of Boston, we invest mostly in investment-grade debt instruments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest in lower-rated instruments. However, we will not invest in securities rated lower than B or its equivalent by each rating agency rating the investment or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we purchase it.

For Putnam VT High Yield Fund, we invest mostly in higher-yielding, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality.

For Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation and Putnam VT Utilities Growth and Income Fund, we may invest up to 70%, 35% and 20%, respectively, of the fund's total assets in non-investment grade securities using the investment criteria described above under Putnam VT High Yield Fund.

For Putnam VT High Yield Fund and Putnam VT Diversified Income Fund, we may invest up to 15% and 5%, respectively, of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable
to make timely payments of interest and principal and thus default.   If
this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously
placed on them.   Lower-rated debt usually has a more limited market than
higher-rated debt, which may at times make it difficult for  us to buy or
sell certain debt instruments or to establish their fair value.   Credit
risk is generally greater for investments that are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity.
Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or to take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk,
they may share some of the risks of lower-rated investments.   U.S.
government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are subject to varying degrees of
risk.   These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

For Putnam VT Money Market Fund, we buy only high quality investments.

These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating), or

* unrated investments that we determine are of equivalent quality.

If an issuer of a note does not have the credit rating usually required by the fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. The main risk of investments backed by a letter of credit is that the entity issuing the letter of credit will be unable to fulfill its obligations to the fund.

Insurance. We have bought liability insurance that insures the fund against a decrease in the value of its investments arising from the issuer's default or bankruptcy. The insurance covers most of the fund's investments, other than U.S. government securities. The insurance does not guarantee or ensure that the fund will be able to maintain a stable net asset value of $1.00 per share. The maximum total coverage for the fund is $30 million, with a deductible for each loss of $1 million or 0.30% of the fund's net assets, whichever is less. The $30 million maximum coverage is shared with four other Putnam money market funds. Recovery under the insurance is subject to certain conditions, including the condition that the other Putnam money market funds have not previously exhausted the insurance coverage, and the insurance might not be renewed when it expires.

* Prepayment risk.  Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid
  voluntarily, or as a result of refinancing or foreclosure.   We may have
  to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying
  mortgages.   The yields and values of these investments are extremely
  sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Money market instruments. These include certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

For Putnam VT Money Market Fund, we buy bankers acceptances only if they are issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified.

Illiquid securities. We may invest up to 15% of a fund's assets (10% for Putnam VT Money Market Fund) in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, the fund may use derivatives to increase or decrease its exposure to long- or short-term interest rates (in the United States or abroad). However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The funds depend on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses .

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations . For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

Frequent trading.   We may buy  and sell investments relatively often,
which involves higher brokerage commissions and other expenses.

Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best
interests of its shareholders.   We then may temporarily use alternative
strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.


Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):


                                                     Management
Putnam VT Fund                                          Fees
------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund                     0.80%
------------------------------------------------------------------------
Putnam VT Diversified Income Fund                      0.68%
------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston             0.65%
------------------------------------------------------------------------
Putnam VT Global Asset Allocation                      0.65%
------------------------------------------------------------------------
Putnam VT Global Growth Fund                           0.61%
------------------------------------------------------------------------
Putnam VT Growth and Income Fund                       0.46%
------------------------------------------------------------------------
Putnam VT Health Sciences Fund                         0.70%
------------------------------------------------------------------------
Putnam VT High Yield Fund                              0.65%
------------------------------------------------------------------------
Putnam VT Income Fund                                  0.60%
------------------------------------------------------------------------
Putnam VT International Growth Fund                    0.80%
------------------------------------------------------------------------
Putnam VT International Growth and Income Fund         0.80%
------------------------------------------------------------------------
Putnam VT International New Opportunities Fund         1.08%
------------------------------------------------------------------------
Putnam VT Investors Fund                               0.63%
------------------------------------------------------------------------
Putnam VT Money Market Fund                            0.41%
------------------------------------------------------------------------
Putnam VT New Opportunities Fund                       0.54%
------------------------------------------------------------------------
Putnam VT New Value Fund                               0.70%
------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund*                  0.53%
------------------------------------------------------------------------
Putnam VT Research Fund*                               0.54%
------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund             0.65%
------------------------------------------------------------------------
Putnam VT Vista Fund                                   0.65%
------------------------------------------------------------------------
Putnam VT Voyager Fund                                 0.53%
------------------------------------------------------------------------


* The management fees shown in the table reflect an expense limitation then in effect or currently in effect. In the absence of an expense limitation, management fees would have been:


Putnam VT  OTC & Emerging Growth Fund             0.70%

Putnam VT Research Fund                           0.65%


The following funds paid Putnam Management a quarterly management fee for these services at the annual rate of:


Putnam VT American Government Income Fund: 0.65% of the first 500 million of average net assets, 0.55% of the next 500 million, 0.50% of the next 500 million, 0.45% of the next 5 billion, 0.425% of the next 5 billion, 0.405% of the next 5 billion, 0.39% of the next 5 billion, 0.38% of the next 5 billion, 0.37% of the next 5 billion, 0.36% of the next 5 billion, 0.35% of the next 5 billion and 0.34% of any excess thereafter.

In order to limit expenses for Putnam VT American Government Income Fund, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2000 to the extent that the expenses of the fund (exclusive of brokerage, interest, taxes and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

Putnam VT Growth Opportunities Fund: 0.70% of the first 500 million of average net assets, 0.60% of the next 500 million, 0.55% of the next 500 million, 0.50% of the next 5 billion, 0.475% of the next 5 billion, 0.455% of the next 5 billion, 0.44% of the next 5 billion, 0.43% of the next 5 billion and 0.42% of any excess thereafter.

Putnam VT Small Cap Value Fund: 0.80% of the first 500 million of average net assets; 0.70% of the next 500 million; 0.65% of the next 500 million; 0.60% of the next 5 billion; 0.575% of the next 5 billion; 0.555% of the next 5 billion; 0.54% of the next 5 billion; and 0.53% of any excess thereafter.

The following officers and advisor teams of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.





Fund name                           Year     Business experience (at least 5 years)
Putnam VT American Government
Income Fund

Kevin M. Cronin                     2000     1997-Present                Putnam Management
Managing Director                            Prior to February 1997      MFS Investment Management

Michael Martino                     2000     1994-Present                Putnam Management
Managing Director

Putnam VT Asia Pacific Growth Fund

Paul Warren                         1997     1997-Present                Putnam Management
Senior Vice President                        Prior to May 1997           IDS Fund Management

Carmel Peters                       1999     1997-Present                Putnam Management
Senior Vice President                        Prior to May 1997           Wheelock Natwest Investment
                                             Prior to February 1996      Management, Hong Kong
                                                                         Rothschild Asset Management
                                                                         Asia Pacific, Hong Kong

Putnam VT Diversified Income Fund

David L. Waldman                    1998     1997-Present                Putnam Management
Managing Director                            Prior to June 1997          Lazard Freres

The Core Fixed Income Team

Putnam VT The George Putnam Fund of Boston

David L. King                       2000     1983-Present                Putnam Management
Managing Director

Jeanne L. Mockard                   2000     1990-Present                Putnam Management
Senior Vice President

James M. Prusko                     1998     1992-Present                Putnam Management
Senior Vice President

The Core Fixed Income Team

Putnam VT Global Asset Allocation

The Global Asset Allocation Committee

Putnam VT Global Growth Fund

Robert J. Swift                     1996     1995-Present                Putnam Management
Managing Director                            Prior to August 1995        IAI International/Hill Samuel
                                                                         Investment Advisors

Kelly A. Morgan                     1997     1996-Present                Putnam Management
Managing Director                            Prior to December 1996      Alliance Capital Management L.P.

Lisa H. Svensson                    1998     1994-Present                Putnam Management
Senior Vice President                        Prior to July 1994          Lord Abbett & Co.

Manuel Weiss                        1998     1987-Present                Putnam Management
Senior Vice President

Stephen P. Dexter                   2000     1999-Present                Putnam Management
Senior Vice President                        Prior to June 1999          Scudder Kemper Inc.

Putnam VT Growth and Income Fund

David L. King                       1993     1983-Present                Putnam Management
Managing Director

Hugh H. Mullin                      1998     1986-Present                Putnam Management
Senior Vice President

Sheldon N. Simon                    1997     1984-Present                Putnam Management
Senior Vice President

Putnam VT Growth Opportunities Fund

C. Beth Cotner                      2000     1995-Present                Putnam Management
Managing Director                            Prior to September 1995     Kemper Financial Services

Jeffery R. Lindsey                  2000     1994-Present                Putnam Management
Senior Vice President

David J. Santos                     2000     1986-Present                Putnam Management
Senior Vice President

Putnam VT Health Sciences Fund

Richard B. England                  1998     1992-Present                Putnam Management
Senior Vice President

David G. Carlson                    1998     1992-Present                Putnam Management
Senior Vice President

Margery C. Parker                   1998     1997-Present                Putnam Management
Senior Vice President                        Prior to December 1997      Keystone Investments

Putnam VT High Yield Fund

Krishna K. Memani                   1999     1998-Present                Putnam Management
Managing Director                            Prior to September 1998     Morgan Stanley & Co.

The Credit Team

Putnam VT Income Fund

James M. Prusko                     2000     1992-Present                Putnam Management
Senior Vice President

The Core Fixed Income Team

Putnam VT International Growth Fund

Justin M. Scott                     1996     1988-Present                Putnam Management
Managing Director

Omid Kamshad                        1996     1996-Present                Putnam Management
Managing Director                            Prior to January 1996       Lombard Odier International

Mark D. Pollard                     1999     1990-Present                Putnam Management
Managing Director

Paul C. Warren                      1999     1997-Present                Putnam Management
Senior Vice President                        Prior to May 1997           IDS Fund Management

Joshua L. Byrne                     2000     1993-Present                Putnam Management
Senior Vice President

Putnam VT International Growth and Income Fund

Deborah F. Kuenstner                1999     1997-Present                Putnam Management
Managing Director                            Prior to May 1997           DuPont Pension Fund Investment

George Stairs                       1999     1994-Present                Putnam Management
Senior Vice President                        Prior to July 1994          Value Quest Ltd.

Putnam VT International New Opportunities Fund

Robert J. Swift                     1996     1995-Present                Putnam Management
Managing Director                            Prior to August 1995        IAI International/Hill
                                                                         Samuel Investment Advisors

Carmel Peters                       1999     1997-Present                Putnam Management
Senior Vice President                        Prior to May 1997           Wheelock Natwest Investment
                                                                         Management, Hong Kong
                                             Prior to February 1996      Rothschild Asset Management
                                                                         Asia Pacific, Hong Kong

Stephen P. Dexter                   1999     1999-Present                Putnam Management
Senior Vice President                        Prior to June 1999          Scudder Kemper Inc.

Putnam VT Investors Fund

C. Beth Cotner                      1998     1995-Present                Putnam Management
Senior Vice President                        Prior to September 1995     Kemper Financial Services

Richard B. England                  1998     1992-Present                Putnam Management
Senior Vice President

Manuel H. Weiss                     1998     1987-Present                Putnam Management
Senior Vice President

Putnam VT New Opportunities Fund

Daniel L. Miller                    1994     1983-Present                Putnam Management
Managing Director

Jeffrey R. Lindsey                  1999     1994-Present                Putnam Management
Senior Vice President

Kenneth Lang                        1999     1997-Present                Putnam Management
Vice President                               Prior to April 1997         Montgomery Securities

Putnam VT New Value Fund

David L. King                       1996     1983-Present                Putnam Management
Managing Director

Putnam VT OTC & Emerging Growth Fund

Steven L. Kirson                    1998     1989-Present                Putnam Management
Senior Vice President

Michael J. Mufson                   1998     1993-Present                Putnam Management
Senior Vice President

Putnam VT Research Fund

The Global Equity Research Team

Putnam VT Small Cap Value Fund

Edward T. Shadek, Jr.               1999     1997-Present                Putnam Management
Managing Director                            Prior to March 1997         Newbold's Asset Management Co.

Jeffrey Netols                      1999     1993-Present                Putnam Management
Senior Vice President

Putnam VT Utilities Growth and Income Fund

Krishna K. Memani                   1999     1998-Present                Putnam Management
Managing Director                            Prior to September 1998     Morgan Stanley & Co.

Jeanne L. Mockard                   1998     1990-Present                Putnam Management
Senior Vice President

The Credit Team

Putnam VT Vista Fund

Eric Wetlaufer                      1997     1997-Present                Putnam Management
Managing Director                            Prior to November 1997      Cadence Capital Management

Anthony C. Santosus                 1996     1985-Present                Putnam Management
Senior Vice President

Margery C. Parker                   1998     1997-Present                Putnam Management
Senior Vice President                        Prior to December 1997      Keystone Investments

Dana Clark                          1999     1987-Present                Putnam Management
Vice President

Putnam VT Voyager Fund

Robert R. Beck                      1995     1989-Present                Putnam Management
Managing Director

Roland W. Gillis                    1995     1995-Present                Putnam Management
Managing Director                            Prior to March 1995         Keystone Custodian Funds, Inc.

Michael P. Stack                    1997     1997-Present                Putnam Management
Senior Vice President                        Prior to November 1997      Independence Investment
                                                                         Associates, Inc.

Charles H. Swanberg                 1994      1984-Present               Putnam Management
Senior Vice President

Paul Marrkand                       2000      1987-Present               Putnam Management
Senior Vice President



How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market Fund, purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.


The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.


How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments (other than Putnam VT Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes


Each fund (other than Putnam VT Money Market Fund) will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.


Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.





Financial Highlights

    Investment Operations                                      Less Distributions:

                                            Net                                                   From
             Net Asset       Net       Realized and      Total          From      In Excess        Net        In Excess of
              Value,      Investment    Unrealized       from           Net        of Net       Realized       Net Realized
Year         Beginning     Income     Gain (Loss) on   Investment    Investment   Investment     Gain on         Gain on
ended       of Period      (Loss)       Investments    operations      Income       Income      Investments    Investments
Putnam VT Asia Pacific Growth Fund

1999          $8.33       $(.01)(a)       $8.97           $8.96          $--         $--            $--            $--
1998           9.20         .08(a)         (.56)           (.48)        (.38)         --             --             --
1997          11.01         .07           (1.66)          (1.59)        (.22)         --             --             --
1996          10.23         .05             .88             .93         (.15)         --             --             --
1995**        10.00         .06(a)(b)       .17             .23           --          --             --             --

Putnam VT Diversified Income Fund




1999         $10.49        $.80(a)        $(.63)           $.17        $(.74)        $--            $--            $--
1998          11.31         .86(a)         (.99)           (.13)        (.48)         --           (.21)            --
1997          11.27         .82(a)         (.05)            .77         (.63)         --           (.10)            --
1996          11.03         .80(a)          .11             .91         (.67)         --             --             --
1995           9.74         .71            1.09            1.80         (.51)         --             --             --

Putnam VT The George Putnam Fund of Boston

1999         $10.28        $.32(a)        $(.36)          $(.04)       $(.23)        $--          $(.02)           $--
1998*****     10.00         .18(a)(b)       .19             .37         (.09)         --             --             --

Putnam VT Global Asset Allocation Fund

1999         $18.94        $.41(a)        $1.69           $2.10        $(.38)        $--         $(1.06)           $--
1998          18.76         .46(a)         2.00            2.46         (.43)         --          (1.85)            --
1997          17.25         .50            2.63            3.13         (.60)         --          (1.02)            --
1996          16.15         .43            1.94            2.37         (.44)         --           (.83)            --
1995          13.19         .47            2.74            3.21         (.25)         --             --             --

Putnam VT Global Growth Fund

1999         $20.28       $(.02)(a)      $12.09          $12.07        $(.09)        $--         $(1.77)           $--
1998          18.34         .05(a)         5.01            5.06         (.52)         --          (2.60)            --
1997          16.88         .13            2.18            2.31         (.41)         --           (.44)            --
1996          15.18         .17            2.35            2.52         (.25)         --           (.57)            --
1995          13.48         .20            1.85            2.05         (.11)         --           (.24)            --

Putnam VT Growth and Income Fund

1999         $28.77        $.47(a)        $0.01            $.48        $(.41)        $--         $(2.04)           $--
1998          28.32         .44(a)         3.77            4.21         (.50)         --          (3.26)            --
1997          24.56         .48            5.07            5.55         (.52)         --          (1.27)            --
1996          21.47         .65(a)         3.84            4.49         (.51)         --           (.89)            --
1995          16.44         .53            5.31            5.84         (.51)         --           (.30)            --

Putnam VT Health Sciences Fund

1999         $10.94        $.01(a)        $(.44)          $(.43)       $(.01)        $--            $--            $--
1998*****     10.00         .01(a)(b)       .94             .95         (.01)         --             --             --


Putnam VT High Yield Fund


1999         $11.70       $1.13(a)        $(.48)           $.65       $(1.26)        $--            $--            $--
1998          13.62        1.31(a)        (1.98)           (.67)       (1.08)         --           (.17)            --
1997          12.96        1.06             .65            1.71         (.94)         --           (.11)            --
1996          12.37        1.18(a)          .32            1.50         (.91)         --             --             --
1995          11.46         .91            1.05            1.96        (1.05)         --             --             --

Putnam VT Income Fund

1999         $13.73        $.78(a)       $(1.05)          $(.27)       $(.73)        $--          $(.21)           $--
1998          13.42         .82(a)          .24            1.06         (.73)       (.02)            --             --
1997          13.21         .88             .18            1.06         (.85)         --             --             --
1996          13.74         .81            (.52)            .29         (.82)         --             --             --
1995          12.22         .81            1.56            2.37         (.85)         --             --             --

Putnam VT International Growth Fund

1999         $13.52        $.08(a)        $8.06           $8.14          $--         $--            $--            $--
1998          11.43         .11(a)         2.03            2.14         (.04)         --             --             --
1997***       10.00         .05(b)         1.56            1.61         (.05)       (.02)          (.04)          (.06)

Putnam VT International Growth and  Income Fund

1999         $12.24        $.21(a)        $2.80           $3.01          $--         $--            $--            $--
1998          11.53         .23(a)         1.06            1.29         (.11)         --           (.22)          (.19)
1997***       10.00         .07            1.87            1.94         (.08)       (.05)          (.28)            --

Putnam VT International New Opportunities  Fund

1999         $11.49       $(.05)(a)      $11.88          $11.83        $(.01)        $--            $--            $--
1998           9.96         .04(a)(b)      1.59            1.55         (.02)         --             --             --
1997***       10.00         .01(b)         (.02)           (.01)        (.01)       (.02)            --             --

Putnam VT Investors Fund

1999         $11.65        $.01(a)        $3.50           $3.51          $--         $--            $--            $--
1998*****     10.00         .02(a)(b)      1.65            1.67         (.01)         --             --             --

Putnam VT Money Market Fund

1999          $1.00      $.0476(a)          $--          $.0476      $(.0476)        $--            $--            $--
1998           1.00       .0510              --           .0510       (.0510)         --             --             --
1997           1.00       .0509              --           .0509       (.0509)         --             --             --
1996           1.00       .0497              --           .0497       (.0497)         --             --             --
1995           1.00       .0533              --           .0533       (.0533)         --             --             --



Investment Operations    Less Distributions:





    Investment Operations                                      Less Distributions:

                                            Net                                                   From
             Net Asset       Net       Realized and      Total          From      In Excess        Net        In Excess of
              Value,      Investment    Unrealized       from           Net        of Net       Realized       Net Realized
Year         Beginning     Income     Gain (Loss) on   Investment    Investment   Investment     Gain on         Gain on
ended       of Period      (Loss)       Investments    operations      Income       Income      Investments    Investments
Putnam VT New Opportunities Fund


1999         $26.06       $(.08)(a)      $17.93          $17.85          $--         $--          $(.37)           $--
1998          21.23        (.04)           5.19            5.15           --          --           (.32)            --
1997          17.22          --(e)         4.01            4.01           --          --             --             --
1996          15.63        (.01)           1.60            1.59           --          --             --             --
1995          10.82          --            4.84            4.84           --          --           (.02)            --

Putnam VT New Value Fund

1999         $12.03        $.18(a)        $(.14)           $.04          $--(e)      $--          $(.21)           $--
1998          11.76         .16(a)          .57             .73         (.23)         --           (.23)            --
1997***       10.00         .18(a)         1.58            1.76           --          --             --             --

Putnam VT OTC & Emerging Growth Fund

1999         $10.09       $(.08)(a)(b)   $12.84          $12.76          $--         $--          $(.06)           $--
1998*****     10.00        (.01)(a)(b)      .10             .09           --          --             --             --

Putnam VT Research Fund

1999         $11.93        $.05(a)(b)     $3.20           $3.25        $(.03)        $--          $(.46)           $--
1998*******   10.00         .02(a)(b)      1.93            1.95         (.01)         --           (.01)            --

Putnam VT Small Cap Value Fund

1999*******  $10.00       $(.02)(a)        $.37            $.35          $--         $--            $--          $(.03)

Putnam VT Utilities Growth and Income Fund

1999         $18.19        $.52(a)        $(.72)          $(.20)       $(.50)        $--          $(.52)           $--
1998          17.14         .54(a)         1.90            2.44         (.51)         --           (.88)            --
1997          14.80         .53            3.11            3.64         (.55)         --           (.75)            --
1996          13.28         .54            1.49            2.03         (.51)         --             --             --
1995          10.68         .53            2.65            3.18         (.58)         --             --             --

Putnam VT Vista Fund

1999         $14.72       $(.05)(a)       $7.64           $7.59          $--         $--         $(1.63)           $--
1998          12.32        (.02)(a)        2.42            2.40           --          --             --             --
1997***       10.00          -- (e)        2.32            2.32           -- (e)      --             --             --

Putnam VT Voyager Fund

1999         $45.85        $.03(a)       $24.59          $24.62        $(.05)        $--         $(4.17)           $--
1998          39.08         .05(a)         9.26            9.31         (.10)         --          (2.44)            --
1997          32.53         .10            8.01            8.11         (.07)         --          (1.49)            --
1996          30.50         .09            3.75            3.84         (.13)         --          (1.68)            --
1995          22.20         .10            8.76            8.86         (.07)         --           (.49)            --







                                                         Total                                          Ratio of Net
                                                      Investment                         Ratio of        Investment
               From                       Net Asset    Return at        Net Assets      Expenses to   Income (Loss) to
             Return of      Total        Value, End    Net Asset      End of Period     Average Net     Average Net    Portfolio
             Capital     Distributions    of Period    Value(%)(c)   (in thousands)     Assets(%)(d)      Assets(%)   Turnover(%)

Putnam VT Asia Pacific Growth Fund

1999            $--          $--           $17.29       107.56          $250,986           1.13           (.09)         145.51
1998           (.01)        (.39)            8.33        (5.48)           90,667           1.12           1.01          136.49
1997             --         (.22)            9.20       (14.66)          112,902           1.07            .70          102.92
1996             --         (.15)           11.01         9.10           130,548           1.23            .84           66.10
1995***          --           --            10.23         2.30*           25,045            .81(b)*        .72(b)*       67.72*

Putnam VT Diversified Income Fund

1999            $--        $(.74)           $9.92         1.66          $623,737            .78           7.86          117.02
1998             --         (.69)           10.49        (1.37)          669,053            .78           7.94          186.80
1997             --         (.73)           11.31         7.38           608,148            .80           7.43          282.56
1996             --         (.67)           11.27         8.81           494,811            .83           7.45          235.53
1995             --         (.51)           11.03        19.13           303,721            .85           7.85          297.17

Putnam VT The George Putnam Fund  of Boston

1999          $(.01)       $(.26)           $9.98        (0.36)         $276,553            .83           3.04          173.41
1998*****        --         (.09)           10.28         3.69*          113,202            .57(b)*       1.84(b)*       99.85*

Putnam VT Global Asset Allocation  Fund

1999            $--       $(1.44)          $19.60        11.85        $1,001,087            .77           2.22          149.82
1998             --        (2.28)           18.94        13.47         1,020,354            .78           2.54          133.80
1997             --        (1.62)           18.76        19.67           956,532            .77           3.01          181.05
1996             --        (1.27)           17.25        15.62           747,734            .83           3.08          165.03
1995             --         (.25)           16.15        24.71           535,666            .84           3.31          150.88

Putnam VT Global Growth Fund

1999            $--       $(1.86)          $30.49        65.00        $3,090,073            .73           (.09)         154.88
1998             --        (3.12)           20.28        29.71         1,987,094            .72            .26          164.56
1997             --         (.85)           18.34        14.33         1,611,503            .75            .77          158.37
1996             --         (.82)           16.88        17.20         1,344,887            .76           1.25           79.18
1995             --         (.35)           15.18        15.67           831,593            .75           1.49           82.53

Putnam VT Growth and Income Fund

1999            $--       $(2.45)          $26.80         1.59        $9,567,077            .50           1.66           53.68
1998             --        (3.76)           28.77        15.42         9,948,386            .50           1.59           63.62
1997             --        (1.79)           28.32        24.15         8,337,334            .51           2.08           64.96
1996             --        (1.40)           24.56        21.92         5,679,100            .54           2.90           39.57
1995             --         (.81)           21.47        36.71         3,312,306            .57           3.34           50.87







                                                         Total                                          Ratio of Net
                                                      Investment                         Ratio of        Investment
               From                       Net Asset    Return at        Net Assets      Expenses to   Income (Loss) to
             Return of      Total        Value, End    Net Asset      End of Period     Average Net     Average Net    Portfolio
             Capital     Distributions    of Period    Value(%)(c)   (in thousands)     Assets(%)(d)      Assets(%)   Turnover(%)
Putnam VT Health Sciences Fund

1999            $--        $(.01)          $10.50        (3.93)         $218,848            .83            .14           82.45
1998*****        --(e)      (.01)           10.94         9.51*          134,436            .61(b)*        .14(b)*       39.68*

Putnam High Yield Fund

1999            $--       $(1.26)          $11.09         5.92          $964,590            .72          10.18           52.96
1998             --        (1.25)           11.70        (5.86)        1,032,892            .71          10.31           52.00
1997             --        (1.05)           13.62        14.34         1,025,298            .72           9.26           84.61
1996             --         (.91)           12.96        12.81           769,918            .76           9.57           62.72
1995             --        (1.05)           12.37        18.32           498,467            .79           9.42           69.78

Putnam VT Income Fund

1999            $--        $(.94)          $12.52        (2.07)         $935,800            .67           6.07          220.90
1998             --         (.75)           13.73         8.25         1,000,161            .67           6.13          233.04
1997             --         (.85)           13.42         8.64           789,540            .69           6.58          194.29
1996             --         (.82)           13.21         2.42           778,924            .69           6.48          142.49
1995             --         (.85)           13.74        20.44           747,024            .70           6.22          149.18

Putnam VT International Growth  Fund

1999            $--          $--           $21.66        60.21          $627,368           1.02            .51          107.38
1998           (.01)        (.05)           13.52        18.69           317,602           1.07            .84           98.31
1997***        (.01)        (.18)           11.43        16.13           150,884           1.20(b)         .79(b)        75.18

Putnam VT International Growth  and Income Fund

1999            $--          $--           $15.25        24.59          $387,504            .98           1.50           92.27
1998           (.06)        (.58)           12.24        11.28           305,047            .99           1.86           62.61
1997***          --         (.41)           11.53        19.43           206,598           1.12           1.11           53.20

Putnam VT International New  Opportunities Fund

1999            $--        $(.01)          $23.31       102.96          $330,982           1.41           (.36)         196.53
1998             --         (.02)           11.49        15.58           135,451           1.60(b)        (.36)(b)      157.72
1997***          --         (.03)            9.96         (.10)          107,000           1.60(b)         .09(b)       131.89

Putnam VT Investors Fund

1999            $--          $--           $15.16        30.13          $867,151            .71            .05           65.59
1998*****      (.01)        (.02)           11.65        16.66*          243,296            .57(b)*        .l9(b)*       42.97*

Putnam VT Money Market Fund

1999            $--      $(.0476)           $1.00         4.86          $823,013            .49           4.77              --
1998             --       (.0510)            1.00         5.19           595,158            .53           5.04              --
1997             --       (.0509)            1.00         5.22           405,577            .54           5.10              --
1996             --       (.0497)            1.00         5.08           437,132            .53           4.93              --
1995             --       (.0533)            1.00         5.46           263,213            .57           5.43              --






                                                         Total                                          Ratio of Net
                                                      Investment                         Ratio of        Investment
               From                       Net Asset    Return at        Net Assets      Expenses to   Income (Loss) to
             Return of      Total        Value, End    Net Asset      End of Period     Average Net     Average Net    Portfolio
             Capital     Distributions    of Period    Value(%)(c)   (in thousands)     Assets(%)(d)      Assets(%)   Turnover(%)
Putnam VT New Opportunities Fund
1999            $--        $(.37)          $43.54        69.35        $6,432,227            .59           (.28)          71.14
1998             --         (.32)           26.06        24.38         3,586,225            .61           (.16)          59.75
1997             --           --            21.23        23.29         2,590,244            .63           (.01)          71.78
1996             --           --            17.22        10.17         1,674,197            .72           (.13)          57.94
1995           (.01)        (.03)           15.63        44.87           515,109            .84           (.03)          30.87

Putnam VT New Value Fund

1999            $--        $(.21)          $11.86          .27          $249,092            .80           1.40           98.21
1998             --         (.46)           12.03         6.26           255,754            .81           1.34          130.96
1997***          --           --            11.76        17.60           195,391            .85           1.59           64.15

Putnam VT OTC & Emerging Growth  Fund

1999            $--        $(.06)          $22.79       126.52          $207,003            .90(b)        (.55)(b)      127.98
1998******       --(e)        --            10.09          .94*           28,059            .60(b)*       (.16)(b)*      59.93*

Putnam VT Research Fund

1999            $--        $(.49)          $14.69        27.58          $134,115            .85(b)         .34(b)       169.16
1998******       --         (.02)           11.93        19.51*           22,626            .22(b)*        .19(b)*       19.76*

Putnam  Small Cap Value Fund

1999*******   $(.01)       $(.04)          $10.31         3.47*          $12,298           1.29*          (.24)*         48.24*

Putnam VT Utilities  Growth and Income Fund

1999            $--       $(1.02)          $16.97         (.66)         $945,581            .71           3.02           26.16
1998             --        (1.39)           18.19        14.92         1,015,327            .72           3.19           24.77
1997             --        (1.30)           17.14        27.10           822,257            .74           3.63           42.46
1996             --         (.51)           14.80        15.80           657,429            .73           4.22           61.94
1995             --         (.58)           13.28        31.08           530,461            .68           4.72           60.33

Putnam Vista Fund

1999            $--       $(1.63)          $20.68        52.90          $542,491            .75           (.29)         133.32
1998             --           --            14.72        19.48           311,612            .77           (.12)         116.48
1998***          --(e)        --            12.32        23.21           170,660            .87             --           75.43

Putnam VT Voyager Fund

1999            $--       $(4.22)          $66.25        58.22        $9,130,197            .57            .05           85.13
1998             --        (2.54)           45.85        24.36         5,803,073            .58            .14           62.99
1997             --        (1.56)           39.08        26.51         4,538,535            .59            .30           82.00
1996             --        (1.81)           32.53        12.97         3,281,490            .63            .36           63.87
1995             --         (.56)           30.50        40.67         2,000,232            .68            .49           57.51




* Not annualized.


**       For the period May  1, 1995 (commencement of operations) to December 31,  1995.

***      For the period  January 2, 1997 (commencement of operations) to December 31, 1997.

****     For the period  April 6, 1998 (commencement of operations) to December 31,  1998.

*****    For the period April  30, 1998 (commencement of operations) to December 31, 1998.

******   For the period  September 30, 1998 (commencement of operations) to December 31, 1998.

*******  For the period  April 30,  1999 (commencement of operations) to December 31,  1999.


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.


(b) Reflects an expense limitation in effect during the period.  As a result of such limitation, expenses of Putnam VT Asia
    Pacific Growth Fund for the period ended 1995 reflect a reduction of approximately $0.03 per share, expenses of Putnam
    VT The George Putnam Fund of Boston for the period ended 1998 reflect a reduction of approximately $0.03 per share, expenses of Putnam VT Health Sciences Fund for the period ended 1998 reflect a reduction of approximately $0.01 per share, expenses of Putnam VT International Growth Fund for the period ended 1997 reflect a reduction of approximately
    $0.01 per share, expenses of Putnam VT International New Opportunities Fund for the period ended  1997 reflect a reduction of approximately  $0.02 per share and for the period ended 1998 reflect a reduction of approximately less than $0.01 per share, expenses of Putnam VT Investors Fund for the period ended 1998 reflect a reduction of approximately  less than $0.01 per share , expenses of Putnam VT  OTC & Emerging Markets Fund for the  periods ended
    1999 and 1998 reflect a reduction of approximately  $0.02 and $0.06, respectively, per share and expenses of Putnam VT
    Research Fund for the periods ended 1999 and 1998 reflect a reduction of approximately $0.01 and $0.03, respectively, per share.


(c) Total investment return assumes dividend reinvestment.


(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Net investment income, distributions from net investment income and returns of capital were less than  0.01 per share.





For more information
about the funds of Putnam Variable Trust


The Trust's statement of additional information (SAI) and annual and semi--annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last
fiscal year.   You may get free copies of these materials, request other
information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1- 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section , Washington, D.C. 20549- 0102. You may need to refer to the fund's file number.


P U T N A M  I N V E S T M E N T S

                    One Post Office Square
                    Boston, Massachusetts 02109


                    1-800- 225-1581


                    Address correspondence to
                    Putnam Investor Services


                    P.O. Box 989


                    Boston, Massachusetts 02103

                    www.putnaminv.com

                    File No. 811-5346










Prospectus

April 30, 2000

Putnam Variable Trust

Class IA Shares

Growth Funds
Putnam VT New Opportunities Fund

This prospectus explains what you should know about Putnam VT New
Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneifical interest in separate investment portfolios for purchase by separate accounts of various insurance companies.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

3   What are the funds' main investment strategies and related risks?

4   Who manages the funds?

5   How to buy and sell fund shares

5   How do the funds price  their shares?

5   Fund distributions and taxes

7   Financial highlights

Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of the fund's class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.


A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.


You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUTNAM VT NEW OPPORTUNITIES FUND


GOAL

The fund seeks long-term capital appreciation.


MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that we believe have high growth potential. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. The growth sectors we currently target include communications, media/entertainment, medical technology/cost containment, industrial and environmental services, applied/advanced technology, financial services, consumer products and services and business services. We invest in companies of all sizes.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a limited group of market sectors. The vulnerability of the fund to factors affecting the sectors chosen may be significantly greater than that of a fund that invests in a broader range of sectors and may result in greater fund losses and volatility.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995                     44.87%
1996                     10.17%
1997                     23.29%
1998                     24.38%

1999                     69.35%

Year-to-date performance through 3/31/2000 was 15.33%. During the periods shown in the bar chart, the highest return for a quarter was 49.47% (quarter ending 12/31/99) and the lowest return for a quarter was -18.85% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)

                                 Past           Past           Since
                                1 year         5 years        Inception
                                                              (5/2/94)

Class  IA                      69.35%          32.89%          30.36%
Russell Midcap Growth Index    18.23%          21.86%          24.61%
S&P 500 Index                  21.04%          28.56%          25.66%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. The Russell Midcap Growth Index has been added because Putnam Management believes this index is an appropriate index against which to compare the fund's performance.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam New Opportunities Fund we also manage and whose shares are generally offered to the public. Putnam New Opportunities Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT New Opportunities Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results. Any investment carries with it some level of risk that generally reflects its potential for reward.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stock that trades at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
If   our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks.

Smaller companies. We may invest in smaller companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may therefore be more vulnerable to adverse developments than those of larger companies.


Foreign investments. The fund may invest in securities of foreign issuers. Foreign investments involve certain special risks, including


* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in U.S. companies.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.


Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities, debt securities and derivatives, which may be subject to other risks as described in the statement of additional information (SAI.)

Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best
interests of its shareholders.   We then may temporarily use alternative
strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The Trust's Trustees may change any of the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.


Who manages the fund?


The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.54% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officers of Putnam Management have primary responsibility for the day-to-day management of the fund's portfolio. Each officer's length of service to the fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.




Fund name                            Year   Business experience (at least 5 years)
Putnam VT New Opportunities Fund
Daniel L. Miller                     1994   1983-Present          Putnam Management
Managing Director

Jeffrey R. Lindsey                   1999   1994-Present          Putnam Management
Senior Vice President

Kenneth Lang                         1999   1997-Present          Putnam Management
Vice President                              Prior to April 1997   Montgomery Securities




How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.





Financial highlights
(For a share outstanding throughout the period)

                                              Year ended December 31
                           -------------------------------------------------------
Per-share
operating performance       1999        1998         1997        1996       1995
----------------------------------------------------------------------------------
Net asset value,
beginning of period        $26.06      $21.23       $17.22       $15.63     $10.82
----------------------------------------------------------------------------------
Investment operations
Net investment loss          (.08) (a)   (.04)          -- (d)     (.01)        --

Net realized and unrealized
gain on investments         17.93        5.19         4.01         1.60       4.84
----------------------------------------------------------------------------------
Total from
investment operations       17.85        5.15         4.01         1.59       4.84
----------------------------------------------------------------------------------
Less distributions:
From net investment income     --          --           --           --         --

In excess of net investment
income                         --          --           --           --         --

From net realized gain on
investments                  (.37)       (.32)          --           --       (.02)

In excess of net realized gain
on investments                 --          --           --           --         --

From return of capital         --          --           --           --         --
----------------------------------------------------------------------------------
Total distributions          (.37)       (.32)          --           --       (.03)
----------------------------------------------------------------------------------
Net asset value,
end of period              $43.54      $26.06       $21.23       $17.22     $15.63
----------------------------------------------------------------------------------
Ratios and supplemental data

Total return
at net asset value (%)(b)   69.35       24.38        23.29        10.17      44.87

Net assets, end of period
(in thousands)         $6,432,227  $3,586,225   $2,590,244   $1,674,197   $515,109
----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)     .59         .61          .63          .72        .84

Ratio of net investment loss
to average net assets (%)    (.28)       (.16)        (.01)        (.13)      (.03)

Portfolio turnover (%)      71.14       59.75        71.78        57.94      30.87
----------------------------------------------------------------------------------


a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.


b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage service  arrangements.

d Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.





For more information


about Putnam VT New Opportunities Fund and Putnam Variable Trust


The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1- 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by
electronic request at the following E-mail address:   or by writing the
Commission's Public Reference Section of the Commission, Washington, D.C. 20549- 0102. You may need to refer to the fund's file number.


P U T N A M  I N V E S T M E N T S

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-9894

             Address correspondence to
             Putnam Investor Services
             P. O. Box 989
             Boston, Massachusetts 02103

             File No. 811-5346

             Putnam Mutual Funds Corp.
             Member, NASD, Inc.




Prospectus

April 30, 2000

Putnam Variable Trust

Class IA Shares

Growth Funds
Putnam VT International Growth Fund
Putnam VT International New Opportunities Fund
Putnam VT Vista Fund
Growth and Income Funds
Putnam VT Growth and Income Fund
Putnam VT New Value Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust listed above, which are available for purchase by separate accounts of insurance companies.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus.
Any statement to the contrary is a crime.

    CONTENTS

    Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

    What are the funds' main investment strategies and related risks?

    Who manages the funds?

    How to buy and sell fund shares

    How do the funds price their shares?

    Fund distributions and taxes

    Financial highlights


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IA shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

PUTNAM VT GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1990                      1.96%
1991                     19.05%
1992                      9.75%
1993                     14.27%
1994                      0.35%
1995                     36.71%
1996                     21.92%
1997                     24.15%
1998                     15.42%
1999                      1.59%

Year-to-date performance through 3/31/2000 was -1.76%. During the periods shown in the bar chart, the highest return for a quarter was 16.62% (quarter ending 12/31/98) and the lowest return for a quarter was -10.14% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)


                        Past        Past         Past
                       1 year      5 years     10 years

Class IA               1.59%       19.39%       14.00%
S&P 500 Index         21.04%       28.56%       18.21%

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT INTERNATIONAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL STOCKS

We normally invest mostly in common stocks of companies outside the United States. We first select the countries and industries we believe are attractive. We then seek stocks offering opportunity for gain. We look for companies with stock prices that reflect a lower value than that which we place on the company. We also look for the presence of factors we think will cause the stock price to increase toward that value. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in international markets. The risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998                     18.69%
1999                     60.21%

Year-to-date performance through 3/31/2000 was 6.10%. During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                            Since
                        Past              Inception
                       1 year             (1/2/97)

Class IA               60.21%              30.33%
MSCI EAFE Index        26.96%              15.76%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL GROWTH STOCKS

We normally invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998                      15.58%
1999                     102.96%

Year-to-date performance through 3/31/2000 was 4.68%. During the periods shown in the bar chart, the highest return for a quarter was 57.18% (quarter ending 12/31/99) and the lowest return for a quarter was -16.61% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                               Since
                          Past               Inception
                        1 year               (1/2/97)

Class IA               102.96%                32.95%
MSCI EAFE Index         26.96%                15.76%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of international equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998                     6.26%
1999                     0.27%

Year-to-date performance through 3/31/2000 was -0.54%. During the periods shown in the bar chart, the highest return for a quarter was 16.45% (quarter ending 12/31/98) and the lowest return for a quarter was -13.75% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                                                    Since
                                 Past             Inception
                                1 year            (1/2/97)

Class IA                        0.27%               7.83%
S&P 500 Index                  21.04%              24.77%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT OTC & EMERGING GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies traded in the over-the-counter (OTC) market and "emerging growth" companies listed on securities exchanges, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. Emerging growth companies are those we believe have a leading or proprietary position in a growing industry or are gaining market share in an established industry. We invest mainly in small and midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1999                     126.52%

Year-to-date performance through 3/31/2000 was 10.52%. During the periods shown in the bar chart, the highest return for a quarter was 76.22% (quarter ending 12/31/99) and the lowest return for a quarter was 8.03% (quarter ending 3/31/99).

Average annual total returns (for periods ending 12/31/99)

                                                     Since
                                 Past              Inception
                                1 year             (4/30/98)

Class IA                       126.52%               64.09%
Russell 2000 Growth Index       43.09%               16.30%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Russell 2000 Growth Index, an unmanaged index composed of securities with greater-than-average growth orientation within the Russell 2000 Index.

PUTNAM VT VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest mainly in midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1998                     19.48%
1999                     52.90%

Year-to-date performance through 3/31/2000 was 21.23%. During the periods shown in the bar chart, the highest return for a quarter was 41.28% (quarter ending 12/31/99) and the lowest return for a quarter was -17.22% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                                    Since
                                 Past             Inception
                                1 year            (1/2/97)

Class IA                       52.90%              31.17%
Russell Midcap Growth Index    51.29%              29.79%
S&P 500 Index                  21.04%              27.58%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Russell Midcap Growth Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index that have higher prices relative to the book value of their assets and higher forecasted growth rates. The Russell Midcap Growth Index is replacing the S&P 500 Index because Putnam Management believes the Russell Midcap Growth Index is a more appropriate index against which to compare the fund's performance.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stock that trades at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then price of the company's stock may fall or may not approach the value that we have placed on it.

We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks.

Smaller companies. We may invest in smaller companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may therefore be more vulnerable to adverse developments than those of larger companies.

Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in U.S. companies.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, the fund may use derivatives to increase or decrease its exposure to long- or short-term interest rates (in the United States or abroad). However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The funds depend on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

Other investments. In addition to the main investment strategies described above, we may make other investments, such as investmetns in preferred stocks, convertible securities and debt securities which may be subject to other risks as described in the SAI.

Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):

----------------------------------------------------------------
                                                Management
Putnam VT Fund                                     Fees
----------------------------------------------------------------
Putnam VT Global Growth Fund                      0.61%
----------------------------------------------------------------
Putnam VT International Growth Fund               0.80%
----------------------------------------------------------------
Putnam VT International New Opportunities Fund    1.08%
----------------------------------------------------------------
Putnam VT Vista Fund                              0.65%
----------------------------------------------------------------

The following officers of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.




Fund name                              Year    Business experience (at least 5 years)
Putnam VT Growth and Income Fund
David L. King                          1993     1983-Present       Putnam Management
Managing Director

Hugh H. Mullin                         1998     1986-Present       Putnam Management
Senior Vice President

Sheldon N. Simon                       1997     1984-Present       Putnam Management
Senior Vice President

Putnam VT International Growth Fund
Justin M. Scott                        1996     1988-Present       Putnam Management
Managing Director

Omid Kamshad                           1996     1996-Present       Putnam Management
Managing Director                               Prior to           Lombard Odier
                                                January 1996       International

Mark D. Pollard                        1999     1990-Present       Putnam Management
Managing Director

Paul C. Warren                         1999     1997-Prsent        Putnam Management
Senior Vice President                           Prior to           IDS Fund Management
                                                May 1997

Joshua L. Byrne                        2000     1993-Present       Putnam Management
Senior Vice President

Putnam VT International New Opportunities Fund
Robert J. Swift                        1996     1995-Present       Putnam Management
Managing Director                               Prior to           IAI International/
                                                August 1995        Hill Samuel
                                                                   Investment Advisors

Carmel Peters                          1999     1997-Present       Putnam Management
Senior Vice President                           Prior to           Wheelock Natwest
                                                May 1997           Investment
                                                                   Management,
                                                                   Hong Kong
                                                Prior to           Rothschild Asset
                                                February 1996      Management
                                                                   Asia Pacific,
                                                                   Hong Kong

Stephen P. Dexter                      1999     1999-Present       Putnam Management
Senior Vice President                           Prior to           Scudder Kemper
                                                June 1999          Inc.


Putnam VT New Value Fund
David L. King                          1996     1983-Present       Putnam Management
Managing Director

Putnam VT Vista Fund
Eric Wetlaufer                         1997     1997-Present       Putnam Management
Managing Director                               Prior to           Cadence Capital
                                                November 1997      Management

Anthony C. Santosus                    1996     1985-Present       Putnam Management
Senior Vice President

Margery C. Parker                      1998     1997-Present       Putnam Management
Senior Vice President                           Prior to           Keystone Investments
                                                December 1997

Dana Clark                             1999     1987-Present       Putnam Management
Vice President



How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.






Financial Highlights

     Investment Operations                                            Less Distributions:

                                        Net                                                From
          Net Asset        Net     Realized and      Total         From      In Excess      Net      In Excess of
           Value,      Investment   Unrealized        from          Net        of Net    Realized    Net Realized
Year      Beginning      Income    Gain (Loss) on   Investment   Investment  Investment   Gain on       Gain on
ended     of Period      (Loss)     Investments    operations     Income      Income    Investments   Investments

Putnam VT Growth and Income Fund
1999       $28.77        $.47(a)      $0.01           $.48        $(.41)     $  --        $(2.04)       $  --
1998        28.32         .44(a)       3.77           4.21         (.50)        --         (3.26)          --
1997        24.56         .48          5.07           5.55         (.52)        --         (1.27)          --
1996        21.47         .65(a)       3.84           4.49         (.51)        --          (.89)          --
1995        16.44         .53          5.31           5.84         (.51)        --          (.30)          --

Putnam VT International Growth Fund
1999       $13.52        $.08(a)      $8.06          $8.14        $  --      $  --        $   --        $  --
1998        11.43         .11(a)       2.03           2.14         (.04)        --            --           --
1997***     10.00         .05(b)       1.56           1.61         (.05)      (.02)         (.04)        (.06)

Putnam VT International New Opportunities Fund
1999       $11.49       $(.05)(a)    $11.88         $11.83        $(.01)     $  --        $   --        $  --
1998         9.96         .04(a)(b)    1.59           1.55         (.02)        --            --           --
1997***     10.00         .01(b)       (.02)          (.01)        (.01)      (.02)           --           --

Putnam VT New Value Fund
1999       $12.03        $.18(a)      $(.14)          $.04        $  -- (e)  $  --        $ (.21)       $  --
1998        11.76         .16(a)        .57            .73         (.23)        --          (.23)          --
1997***     10.00         .18(a)       1.58           1.76           --         --            --           --

Putnam VT Vista Fund
1999       $14.72       $(.05)(a)     $7.64          $7.59        $  --      $  --        $(1.63)       $  --
1998        12.32        (.02)(a)      2.42           2.40           --         --            --           --
1997***     10.00          -- (e)      2.32           2.32           -- (e)     --            --           --



                                                    Total                                    Ratio of Net
                                                  Investment                    Ratio of      Investment
               From                   Net Asset    Return at     Net Assets    Expenses to  Income (Loss) to
             Return of     Total     Value, End    Net Asset    End of Period  Average Net    Average Net     Portfolio
              Capital  Distributions  of Period   Value(%)(c)  (in thousands)  Assets(%)(d)    Assets(%)     Turnover(%)
Putnam VT Growth and Income Fund
1999          $   --      $(2.45)      $26.80        1.59        $9,567,077       .50           1.66            53.68
1998              --       (3.76)       28.77       15.42         9,948,386       .50           1.59            63.62
1997              --       (1.79)       28.32       24.15         8,337,334       .51           2.08            64.96
1996              --       (1.40)       24.56       21.92         5,679,100       .54           2.90            39.57
1995              --        (.81)       21.47       36.71         3,312,306       .57           3.34            50.87

Putnam VT International Growth Fund
1999          $   --      $   --       $21.66       60.21          $627,368      1.02            .51           107.38
1998            (.01)       (.05)       13.52       18.69           317,602      1.07            .84            98.31
1997***         (.01)       (.18)       11.43       16.13           150,884      1.20(b)         .79(b)         75.18

Putnam VT International New Opportunities Fund
1999          $   --       $(.01)      $23.31      102.96          $330,982      1.41           (.36)          196.53
1998              --        (.02)       11.49       15.58           135,451      1.60(b)        (.36)(b)       157.72
1997***           --        (.03)        9.96        (.10)          107,000      1.60(b)         .09(b)        131.89

Putnam VT New Value Fund
1999          $   --       $(.21)      $11.86         .27          $249,092       .80           1.40            98.21
1998              --        (.46)       12.03        6.26           255,754       .81           1.34           130.96
1997***           --          --        11.76       17.60           195,391       .85           1.59            64.15

Putnam Vista Fund
1999          $   --      $(1.63)      $20.68       52.90          $542,491       .75           (.29)          133.32
1998              --          --        14.72       19.48           311,612       .77           (.12)          116.48
1998***           --(e)       --        12.32       23.21           170,660       .87             --            75.43



*   Not annualized.

**  For the period January 2, 1997 (commencement of operations) to December 31, 1997.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period.  As a result of such limitation, expenses of Putnam VT
    International Growth Fund for the period ended 1997 reflect a reduction of approximately $0.01 per share and expenses of Putnam VT International New Opportunities Fund for the period ended 1997 reflect a reduction of approximately $0.02 per share and for the period ended 1998 reflect a reduction of approximately less than $0.01 per share, expenses of
    Putnam VT Investors Fund for the period ended 1998 reflect a reduction of approximately less than $0.01 per share.

(c) Total investment return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Net investment income, distributions from net investment income and returns of capital were less than 0.01 per share.



For more information
about the funds of Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

 P U T N A M  I N V E S T M E N T S

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 989
             Boston, Massachusetts 02103

             www.putnaminv.com

             File No. 811-5346






Prospectus
April 30, 2000

Putnam Variable Trust
Class IA Shares


Growth Funds

Putnam VT New Opportunities Fund
Putnam VT Voyager Fund

Growth and Income Funds
Putnam VT Growth and Income Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust listed above, which are available for purchase by separate accounts of insurance companies.


Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

 4  What are the funds' main investment strategies and related risks?

 5  Who manages the funds?

 6  How to buy and sell fund shares

 6  How do the funds price their shares?

 7  Fund distributions and taxes

 8  Financial  highlights




Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's class IA shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.


More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.


You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

PUTNAM VT GROWTH AND INCOME FUND


GOAL


The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: Vertical bar chart CALENDAR YEAR
TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES


1990                      1.96%
1991                     19.05%
1992                      9.75%
1993                     14.27%
1994                      0.35%
1995                     36.71%
1996                     21.92%
1997                     24.15%
1998                     15.42%
1999                      1.59%

Year-to-date performance through 3/31/2000 was -1.76%. During the periods shown in the bar chart, the highest return for a quarter was 16.62% (quarter ending 12/31/98) and the lowest return for a quarter was -10.14% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                              Past            Past           Past
                            1 year         5 years       10 years

Class IA                     1.59%          19.39%         14.00%
S&P 500 Index               21.04%          28.56%         18.21%

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT NEW OPPORTUNITIES FUND


GOAL


The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that we believe have high growth potential. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. The growth sectors we currently target include communications, media/entertainment, medical technology/cost containment, industrial and environmental services, applied/advanced technology, financial services, consumer products and services and business services. We invest in companies of all sizes.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments , regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a limited group of market sectors. The vulnerability of the fund to factors affecting the sectors chosen may be significantly greater than that of a fund that invests in a broader range of sectors and may result in greater fund losses and volatility.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: Vertical bar chart CALENDAR YEAR
TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES


1995                     44.87%
1996                     10.17%
1997                     23.29%
1998                     24.38%
1999                     69.35%

Year-to-date performance through 3/31/2000 was 15.33%. During the periods shown in the bar chart, the highest return for a quarter was 49.47% (quarter ending 12/31/99) and the lowest return for a quarter was -18.85% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                                                 Since
                                      Past         Past      Inception
                                    1 year      5 years        (5/2/94)

Class IA                            69.35%       32.89%         30.36%
Russell Midcap Growth Index         18.23%       21.86%         24.61%
S&P 500 Index                       21.04%       28.56%         25.66%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. The Russell Midcap Growth Index has been added because Putnam Management believes this index is an appropriate index against which to compare the fund's performance.

PUTNAM VT VOYAGER FUND


GOAL


The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest in companies of all sizes.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: Vertical bar chart CALENDAR YEAR
TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES


1990                     -2.03%
1991                     46.09%
1992                     10.36%
1993                     18.70%
1994                      1.04%
1995                     40.67%
1996                     12.97%
1997                     26.51%
1998                     24.36%
1999                     58.22%

Year-to-date performance through 3/31/2000 was 10.82%. During the periods shown in the bar chart, the highest return for a quarter was 41.38% (quarter ending 12/31/99) and the lowest return for a quarter was - 17.36% (quarter ending 9/30/90).

Average annual total returns (for periods ending 12/31/99)

                              Past            Past           Past
                            1 year         5 years       10 years

Class IA                    58.22%          31.66%         22.31%
Russell Midcap
Growth Index                51.29%          28.03%         18.96%
S&P 500 Index               21.04%          28.56%         18.21%

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also included on the Russell 1000 Growth Index. The Russell Midcap Growth Index has been added because Putnam Management believes this index is an appropriate index against which to compare the fund's performance.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stock that trades at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then price of the company's stock may fall or may not approach the value that we have placed on it.

We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks.

Smaller companies. We may invest in smaller companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may therefore be more vulnerable to adverse developments than those of larger companies.


Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including


* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S.
  companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in U.S. companies.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.


Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks as described in the SAI.

Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.


Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):


Putnam VT Fund
                                                Management
                                                   Fees
Putnam VT Growth and Income Fund                  0.46%
Putnam VT New Opportunities Fund                  0.54%
Putnam VT Voyager Fund                            0.53%

The following officers of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.


Fund name                   Year      Business experience (at least 5 years)
Putnam VT Growth and Income Fund
David L. King              1993       1983-Present             Putnam Management
Managing Director

Hugh H. Mullin             1998       1986-Present             Putnam Management
Senior Vice President

Sheldon N. Simon           1997       1984-Present             Putnam Management
Senior Vice President

Putnam VT New Opportunities Fund
Daniel L. Miller           1994       1983-Present             Putnam Management
Managing Director

Jeffrey R. Lindsey         1999       1994-Present             Putnam Management
Senior Vice President

Kenneth Lang               1999       1997-Present             Putnam Management
Vice President                        Prior to April 1997      Montgomery Securities

Putnam VT Voyager Fund
Robert R. Beck             1995       1989-Present             Putnam Management
Managing Director

Roland W. Gillis           1995       1995- Present            Putnam Management
Managing Director                     Prior to March 1995      Keystone Custodian
                                                               Funds, Inc.

Michael P. Stack
Senior Vice President      1997       1997- Present            Putnam Management
                                      Prior to November 1997   Independence Investment
                                                               Associates, Inc.

Charles H. Swanberg
Senior Vice President      1994       1984-Present             Putnam Management

Paul Marrkand
Senior Vice President      2000       1987-Present             Putnam Management



How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes


Each fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date . Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.


Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.






Financial Highlights
                   Investment Operations                                                                   Less Distributions:
               Net Asset                       Net Realized                                From net     In excess of
                 Value,          Net          and Unrealized     Total from    From net    Realized     Net Realized
               Beginning      Investment      Gain (Loss) on     Investment   Investment   Gain on       Gain on
Period ended   of Period     Income (Loss)      Investments      operations     Income    Investments   Investments
Putnam VT Growth and Income Fund
1999             $28.77        $.47(a)           $0.01              $.48        $(.41)         $--       $(2.04)
1998              28.32         .44(a)            3.77              4.21         (.50)          --        (3.26)
1997              24.56         .48               5.07              5.55         (.52)          --        (1.27)
1996              21.47         .65(a)            3.84              4.49         (.51)          --         (.89)
1995              16.44         .53               5.31              5.84         (.51)          --         (.30)
Putnam VT New Opportunities Fund
1999             $26.06       $(.08)(a)         $17.93            $17.85          $--          $--        $(.37)
1998              21.23        (.04)              5.19              5.15           --           --         (.32)
1997              17.22          --(d)            4.01              4.01           --           --           --
1996              15.63        (.01)              1.60              1.59           --           --           --
1995              10.82          --               4.84              4.84           --           --         (.02)
Putnam VT Voyager Fund
1999             $45.85        $.03(a)          $24.59            $24.62        $(.05)         $--       $(4.17)
1998              39.08         .05(a)            9.26              9.31         (.10)          --        (2.44)
1997              32.53         .10               8.01              8.11         (.07)          --        (1.49)
1996              30.50         .09               3.75              3.84         (.13)          --        (1.68)
1995              22.20         .10               8.76              8.86         (.07)          --         (.49)




                                                    Total                                        Ratio of Net
                                                  Investment                      Ratio of        Investment
           From                        Net Asset   Return at      Net Assets     Expenses to    Income (Loss) to
         Return of      Total        Value, End   Net Asset    End of Period     Average Net      Average Net      Portfolio
          Capital    Distributions    of Period   Value(%)(b)  (in thousands)    Assets(%)(c)      Assets(%)      Turnover (%)
Putnam VT Growth and Income Fund
1999       $--        $(2.45)         $26.80        1.59         $9,567,077         .50               1.66             53.68
1998        --         (3.76)          28.77       15.42          9,948,386         .50               1.59             63.62
1997        --         (1.79)          28.32       24.15          8,337,334         .51               2.08             64.96
1996        --         (1.40)          24.56       21.92          5,679,100         .54               2.90             39.57
1995        --          (.81)          21.47       36.71          3,312,306         .57               3.34             50.87
Putnam VT New Opportunities Fund
1999       $--         $(.37)         $43.54       69.35         $6,432,227         .59               (.28)            71.14
1998        --          (.32)          26.06       24.38          3,586,225         .61               (.16)            59.75
1997        --            --           21.23       23.29          2,590,244         .63               (.01)            71.78
1996        --            --           17.22       10.17          1,674,197         .72               (.13)            57.94
1995      (.01)         (.03)          15.63       44.87            515,109         .84               (.03)            30.87
Putnam VT Voyager Fund
1999       $--        $(4.22)         $66.25       58.22         $9,130,197         .57                .05             85.13
1998        --         (2.54)          45.85       24.36          5,803,073         .58                .14             62.99
1997        --         (1.56)          39.08       26.51          4,538,535         .59                .30             82.00
1996        --         (1.81)          32.53       12.97          3,281,490         .63                .36             63.87
1995        --          (.56)          30.50       40.67          2,000,232         .68                .49             57.51




(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Net investment income, distributions from net investment income and returns of capital were less than 0.01 per share.



For more information
about the funds of Putnam Variable Trust


The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1- 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section , Washington, D.C. 20549- 0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

1-800- 225-1581


Address correspondence to
Putnam Investor Services

P.O. Box 989

Boston, Massachusetts 02103

www.putnaminv.com

File No. 811-5346







Prospectus

April 30, 2000

Putnam Variable Trust
Class IB Shares


Growth Funds

Putnam VT Asia Pacific Growth Fund

Putnam VT Global Growth Fund

Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT International Growth Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT New Opportunities Fund

Putnam VT OTC & Emerging Growth Fund

Putnam VT Research Fund

Putnam VT Vista Fund
Putnam VT Voyager Fund

Asset Allocation Fund
Putnam VT Global Asset Allocation

Growth and Income Funds

Putnam VT The George Putnam Fund of Boston

Putnam VT Growth and Income Fund
Putnam VT International Growth and Income Fund
Putnam VT New Value Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and Income Fund

Income Funds

Putnam VT American Government Income Fund

Putnam VT Diversified Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund

Money Market Fund
Putnam VT Money Market Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust, which are available for purchase by separate accounts of insurance companies.


Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS

Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

What are the funds' main investment strategies and related risks?

Who manages the funds?

How to buy and sell fund shares

Distribution Plan

How  do the funds price their shares?

Fund distributions and taxes

Financial  highlights


Fund summaries


The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's Class IB shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

Class IB performance for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and for the period prior to April 30, 1998 for Putnam VT Global Growth Fund, Putnam VT Money Market Fund, Putnam VT New Value Fund are based on the performance of class IA shares of the fund (not offered in this prospectus), adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.15%.


More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.


You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.


PUTNAM VT AMERICAN GOVERNMENT INCOME FUND


GOAL

The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES - U.S. GOVERNMENT BONDS

We invest mostly in bonds that

* are obligations of the U.S. government, its agencies and instrumentalities,

* are either backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or backed only by the credit of a federal agency or government sponsored entity, such as Fannie Mae mortgage-backed bonds, and

* have intermediate- to long-term maturities (three years or longer).

We may also invest in mortgage-backed investments of private issuers rated AAA or its equivalent, at the time of purchase, by a nationally recognized securities rating agency, or if unrated, that we determine to be of comparable quality.

MAIN RISKS

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT ASIA PACIFIC GROWTH FUND


GOAL

The fund seeks capital appreciation.


MAIN INVESTMENT STRATEGIES - ASIAN  AND PACIFIC BASIN STOCKS

We normally invest mostly in common stocks  of Asian or Pacific Basin
companies.   We first select the countries and industries we believe are attractive. We then seek stocks offering opportunity for gain. We look for companies with stock prices that reflect a lower value than that which we place on the company. We also look for the presence of factors we think will cause the stock price to increase toward that value. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.


MAIN RISKS


* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risks of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other
  factors.   This vulnerability  to factors affecting Asian and Pacific
  Basin investments is significantly greater than for a more geographically diversified fund, which may result in greater losses and volatility.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES



1996                  8.94%
1997                -14.78%
1998                 -5.53%

1999                107.08%

Year-to-date performance through 3/31/2000 was - 6.69%. During the periods shown in the bar chart, the highest return for a quarter was 41.63% (quarter ending 12/31/99) and the lowest return for a quarter was -15.86% (quarter ending 12/31/97).

Average annual total returns (for periods ending 12/31/99)

                                                 Since
                            Past             Inception

                          1 year              (5/1/95)
Class  IB                107.08%                14.17%
MSCI Pacific Index        57.63%                 2.11%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1995. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) Pacific Index, an unmanaged index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S. dollars.


PUTNAM VT DIVERSIFIED INCOME FUND

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.


MAIN INVESTMENT STRATEGIES -  MULTI-SECTOR BONDS

We invest mostly in bonds that

* are obligations of corporations and governments worldwide,

* are a combination of investment-grade and below investment-grade securities (junk bonds), and

* have intermediate- to long-term maturities (three years or longer).

We invest a portion of the fund in each of three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. corporations.

* High yield sector: lower-rated bonds of U.S. corporations.

* International sector: bonds of foreign governments and corporations, including both investment-grade and lower-rated securities.


MAIN RISKS


* The risk that movements in  financial markets will  adversely affect the
  value of the fund's investments.   This risk includes interest rate
  risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is below investment grade in quality. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1994                     -4.38%
1995                     18.95%
1996                      8.65%
1997                      7.22%
1998                     -1.60%

1999                      1.65%

Year-to-date performance through 3/31/2000 was 0.59%. During the periods shown in the bar chart, the highest return for a quarter was 5.93% (quarter ending 6/30/95) and the lowest return for a quarter was - 4.94% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                                                      Since
                                      Past           Past         Inception
                                    1 year        5 years         (9/15/93)

Class IB                             1.65%          6.74%            4.95%
Lehman Brothers Mortgage-Backed
Bond Index                           1.85%          7.98%            6.21%
Lehman Brothers Aggregate
Bond Index                          -0.82%          7.73%            5.65%
Salomon Brothers Non- U.S.
World Government  Bond Index        -4.26%          6.42%            5.48%
First Boston High Yield Bond Index   3.28%          9.08%            7.77%

The fund's performance is compared to the Lehman Brothers Mortgage- Backed Bond Index, an unmanaged index of U.S. government and mortgage-backed securities; the Lehman Brothers Aggregate Bond Index, an unmanaged index that is frequently used as a broad market measure for U.S. denominated-investment grade fixed-income securities; the Salomon Brothers Non-U.S. World Government Bond Index, an unmanaged index of bonds issued by ten countries, excluding the United States; and the First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. The Lehman Brothers Aggregate Bond Index is replacing the Lehman Brothers Mortgage-Backed Bond Index because Putnam Management believes the Lehman Brothers Aggregate Bond Index is a more appropriate index against which to compare the fund's performance.


PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON


GOAL


The fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS AND BONDS

We invest mainly in a combination of U.S. value stocks and bonds with a greater focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

Main risks

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS
FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES


1999                     -0.41%

Year-to-date performance through 3/31/2000 was -0.80%. During the periods shown in the bar chart, the highest return for a quarter was 4.92% (quarter ending 6/30/99) and the lowest return for a quarter was -6.89% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                                                                 Since
                                            Past             Inception
                                          1 year             (4/30/98)

Class IB                                  -0.41%                 1.94%
S&P 500 Index                             21.04%                19.80%
Lehman Brothers Government/
Corporate Bond Index                      -2.16%                 2.95%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended July 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of publicly issued U.S. governmental and corporate debt obligations used as a general measure of the performance of fixed-income securities.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

GOAL

The fund seeks a high level of long-term total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES - ASSET ALLOCATION

We invest in a wide variety of equity and fixed-income securities both of U.S. and foreign issuers. We may invest in securities in the following four investment categories, which we believe represent large, well-differentiated classes of securities with distinctive investment characteristics:

* U.S. Equities: This sector will invest primarily in growth and value stocks of U.S. companies. Growth stocks are issued by companies whose earnings we believe are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those we believe are currently undervalued compared to their true worth. If we are correct and other investors recognize the value of the company, the price of the stock may rise.

* International Equities: This sector will invest primarily in growth and value stocks principally traded in foreign securities markets.

* U.S. Fixed-income: This sector will invest primarily in fixed-income securities of U.S. companies or the U.S. government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities and preferred stock.

* International Fixed-income: This sector will invest primarily in fixed-income securities denominated in foreign currencies of non-U.S. companies or foreign governmental issuers or supranational agencies.

The allocation of fund assets assigned to each investment category will be reevaluated at least quarterly based on an assessment of the relative market opportunities and risks of each investment category taking into account various economic and market factors. The fund may from time to time invest in all or any one of the investment categories as we may consider appropriate in response to changing market conditions. We expect that under normal market conditions the fund will invest a majority of its assets in equity securities. We can invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally highest for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1990                      0.03%
1991                     18.84%
1992                      6.13%
1993                     17.30%
1994                     -2.64%
1995                     24.92%
1996                     15.45%
1997                     19.49%
1998                     13.53%

1999                     11.76%

Year-to-date performance through 3/31/2000 was 0.96%. During the periods shown in the bar chart, the highest return for a quarter was 14.57% (quarter ending 12/31/98) and the lowest return for a quarter was - 10.30% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)

                                 Past           Past               Past
                               1 year        5 years           10 years

Class IB                       11.76%         16.84%             12.12%
MSCI World Index               24.94%         19.76%             11.43%

The fund's performance is  compared to the Morgan Stanley Capital
International (MSCI) World Index, an unmanaged index of global equity securities, with all values expressed in U.S. dollars.


PUTNAM VT GLOBAL GROWTH FUND

GOAL

The fund seeks capital appreciation.


MAIN INVESTMENT STRATEGIES -  GLOBAL GROWTH STOCKS

We normally invest in common stocks of companies worldwide. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.


MAIN RISKS


* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry . This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS
FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1991                     14.84%
1992                     -0.51%
1993                     32.20%
1994                     -1.11%
1995                     15.50%
1996                     17.03%
1997                     14.16%
1998                     29.65%

1999                     64.56%

Year-to-date performance through 3/31/2000 was 4.60%. During the periods shown in the bar chart, the highest return for a quarter was 47.91% (quarter ending 12/31/99) and the lowest return for a quarter was - 12.18% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)

                                                                    Since
                                  Past              Past         Inception
                                1 year           5 years          (5/1/90)

Class IB                        64.56%            26.90%            17.04%
MSCI World Index                24.94%            19.76%            13.82%
MSCI All-Country World Free     30.90%            12.39%            10.05%




The fund's performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of global equity securities composed of companies in 22 Developed Market countries in North America, Europe and the Asia/Pacific Region with all values expressed in U.S. dollars. The fund's performance is also compared to the Morgan Stanley Capital International (MSCI) All-Country World Free Index, an unmanaged index of global equity securities of companies in 47 Developed and Emerging Market Countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars. The MSCI All-Country World Free Index is replacing the MSCI World Index because Putnam Management believes the MSCI All-Country World Free Index is a more appropriate index against which to compare the fund's performance.

PUTNAM VT GROWTH AND INCOME FUND


GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS


We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.


MAIN RISKS


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES



1990                      1.81%
1991                     18.87%
1992                      9.59%
1993                     14.09%
1994                      0.20%
1995                     36.51%
1996                     21.73%
1997                     23.96%
1998                     15.29%

1999                      1.47%

Year-to-date performance through 3/31/2000 was - 1.80%. During the periods shown in the bar chart, the highest return for a quarter was 16.59% (quarter ending 12/31/98) and the lowest return for a quarter was - 10.16% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                                                                     Since
                                        Past           Past      Inception
                                      1 year        5 years       10 years

Class IB                               1.47%         19.23%         13.83%
S&P 500 Index                         21.04%         28.56%         18.21%

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


PUTNAM VT GROWTH OPPORTUNITIES FUND


GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM  VT HEALTH SCIENCES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS


We invest mainly in common stocks of U.S. companies in the health sciences industries, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest mainly in midsized and large companies.

Industry focus. We invest primarily in companies that provide health care services, applied research and development, pharmaceutical products, and medical equipment and supplies, and companies that we believe will grow as a result of their products, patents or other market advantages in the health sciences industries. Events that affect the health sciences industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and use of managed care arrangements may be more likely to adversely affect the fund.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies within these industries, may be affected by common
  economic forces and other factors.   This vulnerability  to factors
  affecting the health sciences industries is significantly greater than for a fund that invests in a broader range of industries , and may result in greater fund losses and volatility.

* The risk of loss from investing in fewer issuers than a fund that invests
  more broadly.   The fund is "non-diversified," which means that it may
  invest more of its assets in the securities of fewer companies than a "diversified" fund. This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1999                     -3.90

Year-to-date performance through 3/31/2000 was 14.38%. During the periods shown in the bar chart, the highest return for a quarter was 9.20% (quarter ending 12/31/99) and the lowest return for a quarter was -5.69% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                                                            Since
                                       Past             Inception
                                     1 year             (4/30/98)

Class IB                             -3.90%                 3.04%
S&P 500 Index                        21.04%                19.80%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT HIGH YIELD FUND

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with high current income.

MAIN INVESTMENT STRATEGIES - LOWER-RATED BONDS

We invest mostly in bonds that

* are obligations of U.S. corporations,

* are below investment grade in quality (junk bonds), and

* have intermediate- to long-term maturities (three years or longer).

MAIN RISKS

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is below investment grade in quality. Because the fund invests mainly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES



1990                     -10.11%
1991                      44.01%
1992                      18.80%
1993                      19.39%
1994                      -1.08%
1995                      18.14%
1996                      12.64%
1997                      14.17%
1998                      -5.90%

1999                       5.81%

Year-to-date performance through 3/31/2000 was - 0.55%. During the periods shown in the bar chart, the highest return for a quarter was 19.74% (quarter ending 3/31/91) and the lowest return for a quarter was - 9.95% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)

                                 Past             Past            Past
                               1 year          5 years        10 years

Class  IB                       5.81%            8.63%          10.69%
First Boston High Yield
Bond Index                      3.28%            9.08%          11.06%

The fund's performance is compared to the First Boston High Yield Bond Index, an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. The First Boston High Yield Bond Index includes over 180 issues with an average maturity range of 7 to 10 years.


PUTNAM VT INCOME FUND

GOAL

The fund seeks current income consistent with preservation of capital.


MAIN INVESTMENT STRATEGIES - MULTI-SECTOR BONDS

We invest mostly in bonds  that

* are obligations of corporations and governments worldwide denominated in U.S. dollars,

* are a combination of investment grade and below investment-grade securities (junk bonds), and

* have intermediate- to long-term maturities (three years or longer).


MAIN RISKS


* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities .

* The risk that the issuers of the fund's investments will fail to make timely payments of interest and principal . This credit risk is higher for debt that is below investment-grade quality. Because the fund invests significantly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that , compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.


PERFORMANCE INFORMATION


Prior to April 9, 1999, the fund's policies required it to invest at least 25% of its assets in U.S. government securities and limited the amount of assets invested in securities rated below A. Consequently, the historic information in the table does not reflect the fund's performance under its current investment policies .


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1990                      7.35%
1991                     17.10%
1992                      7.33%
1993                     11.11%
1994                     -3.43%
1995                     20.26%
1996                      2.26%
1997                      8.48%
1998                      8.20%

1999                     -2.16%

Year-to-date performance through 3/31/2000 was 1.28%. During the periods shown in the bar chart, the highest return for a quarter was 6.74% (quarter ending 6/30/95) and the lowest return for a quarter was -2.77% (quarter ending 3/31/94).

Average annual total returns (for periods ending 12/31/99)

                                   Past         Past           Past
                                 1 year      5 years       10 years

Class IB                         -2.16%        7.15%          7.41%
Lehman Brothers
Aggregate Bond Index             -0.82%        7.73%          7.70%

The fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds.

PUTNAM VT INTERNATIONAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - INTERNATIONAL STOCKS

We normally invest mostly in common stocks of companies outside the United States. We first select the countries and industries we believe are attractive. We then seek stocks offering opportunity for gain. We look for companies with stock prices that reflect a lower value than that which we place on the company. We also look for the presence of factors we think will cause the stock price to increase toward that value. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in international markets. The risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998                     18.47%
1999                     60.01%

Year-to-date performance through 3/31/2000 was 6.05%. During the periods shown in the bar chart, the highest return for a quarter was 35.44% (quarter ending 12/31/99) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)

                                                 Since
                             Past            Inception

                           1 year             (1/2/97)
Class IB                   60.10%               30.16%
MSCI EAFE Index            26.96%               15.76%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND


GOAL


The fund seeks capital  growth.  Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES - INTERNATIONAL VALUE STOCKS

We normally invest mostly in common stocks of companies outside the United States. We invest mainly in value stocks that offer the potential for income. We look for companies undergoing positive change. Value stocks are those that we believe are currently undervalued by the market. If we are correct and other investors recognize the value of the company, the
price of  these stocks may rise.   We invest mainly in  midsized and large
companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we buy.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES


1998                     11.20%
1999                     24.35%

Year-to-date performance through 3/31/2000 was 2.63%. During the periods shown in the bar chart, the highest return for a quarter was 16.51% (quarter ending 12/31/98) and the lowest return for a quarter was - 17.32% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)

                                                      Since
                                      Past        Inception
                                    1 year         (1/2/97)

Class IB                            24.35%           18.21%
MSCI EAFE Index                     26.96%           15.76%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND


GOAL

The fund seeks long-term capital appreciation.


MAIN INVESTMENT STRATEGIES - INTERNATIONAL GROWTH STOCKS

We normally invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any
size.   We may invest in both established and developing (also known as emerging) markets.


MAIN RISKS


* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance , including both general financial market conditions and factors related to a specific company or industry . This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998                      15.42%

1999                     102.80%

Year-to-date performance through 3/31/2000 was 4.59%. During the periods shown in the bar chart, the highest return for a quarter was 57.09% (quarter ending 12/31/99) and the lowest return for a quarter was - 16.61% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                                         Since
                                        Past         Inception
                                      1 year          (1/2/97)

Class  IB                            102.80%           32.79%
MSCI EAFE Index                       26.96%           15.76%



The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of international equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT  INVESTORS FUND


GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.


MAIN INVESTMENT STRATEGIES - GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES


1999                     29.98%

Year-to-date performance through 3/31/2000 was 2.97%. During the periods shown in the bar chart, the highest return for a quarter was 24.63% (quarter ending 12/31/99) and the lowest return for a quarter was -5.01% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                                                        Since
                                    Past            Inception
                                  1 year            (4/30/98)

Class IB                          29.98%               28.23%
S&P 500 Index                     21.04%               19.80%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT MONEY MARKET FUND

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES - INCOME

We seek to maintain a stable net asset asset value of $1.00 per share for the fund.

We invest primarily in instruments that:

* are high quality and

* have a short-term maturity.

Industry focus. We may invest without limit in money market investments from the banking, personal credit and business credit industries. We may invest over 25% of the fund's assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry. The value of the fund's shares may be more vulnerable than the values of shares of money market funds that invest in issuers in a greater number of industries. To the extent that a fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

MAIN RISKS

* The risk that the value of your investment may be eroded over time by the effects of inflation.

* The risk that, as a result of, for example, a deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates, the fund may be unable to maintain a net asset value of $1.00 per share.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1990                     7.81%
1991                     5.76%
1992                     3.42%
1993                     2.64%
1994                     3.67%
1995                     5.30%
1996                     4.93%
1997                     5.06%
1998                     5.12%

1999                     4.66%

Year-to-date performance through 3/31/2000 was 1.27%. During the periods shown in the bar chart, the highest return for a quarter was 1.95% (quarter ending 6/30/90) and the lowest return for a quarter was 0.80% (quarter ending 9/30/92).

Average annual total returns (for periods ending 12/31/99)

                                  Past            Past              Past
                                1 year         5 years          10 years

Class  IB                        4.66%           5.11%             4.85%
Merrill Lynch 91-Day
Treasury Bill Index              4.85%           5.35%             5.28%
Lipper Money Market
Average                          4.49%           4.95%             4.80%

The fund's performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of United States Treasury bills currently available in the marketplace and the Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper , Inc.

PUTNAM VT NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.


MAIN INVESTMENT STRATEGIES - GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that we believe have high growth potential. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. The growth sectors we currently target include communications, media/entertainment, medical technology/cost containment, industrial and environmental services, applied/advanced technology, financial services, consumer products and services and business services. We invest in companies of all sizes.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a limited group of market sectors. The vulnerability of the fund to factors affecting the sectors chosen may be significantly greater than that of a fund that invests in a broader range of sectors and may result in greater fund losses and volatility.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES


1995                     44.65%
1996                     10.01%
1997                     23.10%
1998                     24.22%

1999                     69.10%

Year-to-date performance through 3/31/2000 was 15.27%. During the periods shown in the bar chart, the highest return for a quarter was 49.43% (quarter ending 12/31/99) and the lowest return for a quarter was -18.85% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                                                  Since
                                Past             Past         Inception
                              1 year          5 years          (5/2/94)

Class IB                      69.10%           32.69%            30.17%
Russell Midcap Growth Index   18.23%           21.86%            24.61%
S&P 500 Index                 21.04%           28.56%            25.66%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. The Russell Midcap Growth Index has been added because Putnam Management believes this index is an appropriate index against which to compare the fund's performance.

PUTNAM VT NEW VALUE FUND


GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS


We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price
of the stock may rise.   We invest  mainly in midsized and large companies.


MAIN RISKS


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998                     6.11%

1999                     0.26%

Year-to-date performance through 3/31/2000 was -0.58%. During the periods shown in the bar chart, the highest return for a quarter was 16.34% (quarter ending 12/31/98) and the lowest return for a quarter was -13.68% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                                                               Since
                                        Past               Inception
                                      1 year                (1/2/97)

Class  IB                              0.26%                   7.72%
S&P 500 Index                         21.04%                  24.77%



The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT OTC &  EMERGING GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS


We invest mainly in common stocks of U.S. companies traded in the over-the-counter (OTC) market and "emerging growth" companies listed on securities exchanges, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. Emerging growth companies are those we believe have a leading or proprietary position in a growing industry or are gaining market share in an established industry. We invest mainly in small and midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]


CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1999                     126.45%

Year-to-date performance through 3/31/2000 was 10.49%. During the periods shown in the bar chart, the highest return for a quarter was 76.26% (quarter ending 12/31/99) and the lowest return for a quarter was 8.04% (quarter ending 3/31/99).

Average annual total returns (for periods ending 12/31/99)

                                                      Since
                                     Past         Inception
                                   1 year         (4/30/98)

Class IB                          126.45%            63.94%
Russell 2000 Growth Index          43.09%            16.30%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Russell 2000 Growth Index, an unmanaged index composed of securities with greater-than-average growth orientation within the Russell 2000 Index.


PUTNAM VT RESEARCH FUND

GOAL

The fund seeks capital appreciation.


MAIN INVESTMENT STRATEGIES - GROWTH  AND VALUE  STOCKS

We invest mainly in common stocks of U.S. companies that we believe offer the opportunity for gain. We look for companies with stock prices that reflect a lower value than that which we place on the company. We also look for the presence of factors we think will cause the stock price to increase toward that value. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]


CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998                     19.48%
1999                     27.58%

Year-to-date performance through 3/31/2000 was 4.33%. During the periods shown in the bar chart, the highest return for a quarter was 20.13% (quarter ending 12/31/99) and the lowest return for a quarter was -5.36% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                                                     Since
                                     Past        Inception
                                   1 year        (9/30/98)

Class IB                           27.69%           39.93%
S&P 500 Index                      21.04%           35.93%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1999. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


PUTNAM VT SMALL CAP VALUE FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS


We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in small companies. These are companies of a size similar to those in the Russell 2000 Index, a commonly used index of small company stocks.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and fact ors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND


GOAL


The fund seeks capital growth and current income.


MAIN INVESTMENT STRATEGIES - VALUE STOCKS AND BONDS

We invest mainly in a combination of bonds and U.S. value stocks of companies in the public utilities industries, with a significantly greater focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We invest mainly in large companies.

Industry focus. We invest primarily in companies that produce or distribute electricity, gas or other types of energy, supply water or provide telecommunications services (but not public broadcasting or cable television). Events that affect these public utilities industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples include increases in fuel and other operating costs, and technological advances that make existing plants, equipment or products obsolete. In addition, changes in regulatory policies concerning the environment, energy conservation, nuclear power and utility pricing, as well as deregulation of certain utility services, may be more likely to adversely affect the fund.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry . This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a single group of industries. Investments in the utilities industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. This vulnerability to factors affecting the utilities industries is significantly greater than for a fund that invests in a broader range of industries, and may result in greater fund losses and volatility.

* The risk that prices of bonds we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that issuers of bonds we buy will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1993                     13.25%
1994                     -7.16%
1995                     30.88%
1996                     15.62%
1997                     26.91%

1998                     14.86%
1999                     -0.79%

Year-to-date performance through 3/31/2000 was 2.32%. During the periods shown in the bar chart, the highest return for a quarter was 12.28% (quarter ending 12/31/97) and the lowest return for a quarter was - 7.81% (quarter ending 3/31/99).

Average annual total returns (for periods ending  12/31/99)

                                                           Since
                            Past            Past       Inception
                          1 year         5 years        (5/4/92)

Class IB                  -0.79%          16.97%          12.46%
S&P Utilities Index       -8.88%          13.66%          11.07%
S&P 500 Index             21.04%          28.56%          20.58%




The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1992. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the S&P Utilities Index, an unmanaged list of common stocks issued by utility companies. The S&P Utilities Index is replacing the S&P 500 Index because Putnam Management believes the S&P Utilities Index is a more appropriate index against which to compare the fund's performance.


PUTNAM VT VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS


We invest mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest mainly in midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998                     19.50%

1999                     52.59%

Year-to-date performance through 3/31/2000 was 21.21%. During the periods shown in the bar chart, the highest return for a quarter was 41.27% (quarter ending 12/31/99) and the lowest return for a quarter was -17.29% (quarter ending 9/30/98).

Average annual total returns (for periods ending  12/31/99)

                                                      Since
                                    Past          Inception
                                  1 year           (1/2/97)

Class IB                          52.59%             31.02%
Russell Midcap Growth Index       51.29%             29.79%
S&P 500 Index                     21.04%             27.58%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Russell Midcap Growth Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index that have higher prices relative to the book value of their assets and higher forecasted growth rates. The Russell Midcap Growth Index is replacing the S&P 500 Index because Putnam Management believes the Russell Midcap Growth Index is a more appropriate index against which to compare the fund's performance.


PUTNAM VT VOYAGER FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS


We invest mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest in companies of all sizes.


MAIN RISKS


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.



PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS
FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1990                     -2.18%
1991                     45.87%
1992                     10.19%
1993                     18.92%
1994                      0.89%
1995                     40.46%
1996                     12.80%
1997                     26.33%
1998                     24.19%

1999                     58.01%

Year-to-date performance through 3/31/2000 was 10.80%. During the periods shown in the bar chart, the highest return for a quarter was 41.32% (quarter ending 12/31/99) and the lowest return for a quarter was -17.39% (quarter ending 9/30/90).

Average annual total returns (for periods ending 12/31/99)

                                  Past          Past           Past
                                1 year       5 years       10 years

Class  IB                       58.01%        31.47%         22.14%
Russell Midcap Growth Index     51.29%        28.03%         18.96%
S&P 500 Index                   21.04%        28.56%         18.21%

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also included on the Russell 1000 Growth Index. The Russell Midcap Growth Index has been added because Putnam Management believes this index is an appropriate index against which to compare the fund's performance.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stock that trades at a higher multiple  of current earnings
than other stocks.   The value of such stocks may be more sensitive to
changes in current or expected earnings than the values of other stocks.
If   our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then price of the company's stock may fall or may not approach the value that we have placed on it.


We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks.


Smaller companies. We may invest in smaller companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may therefore be more vulnerable to adverse developments than those of larger companies.


Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including


* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in U.S. companies.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

For Putnam VT Income Fund, we may invest in U.S. dollar denominated fixed-income securities of foreign issuers, including Yankee bonds.

For Putnam VT Money Market Fund, we may invest in money market instruments of foreign issuers that are denominated in U.S. dollars.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.


Fixed-income investments. Fixed-income securities, which typically pay an unchanging rate of interest or dividends, include bonds and other debt. Each of the funds may invest in fixed-income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

  Some investments give the issuer the option to call, or redeem, these investments before their maturity date. If an issuer "calls" its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

  "Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

  For Putnam VT Money Market Fund, average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments. Some investments have an interest rate that changes based on a market interest rate, and allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period in which payment could be demanded. Because the interest rate on these investments can change as market interest rates change, these investments are unlikely to be able to lock in favorable longer term interest rates.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower-credit risk.

  For Putnam VT Income Fund, we invest most of the fund's assets in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest the fund's assets in non-investment-grade investments. However, we may not invest in securities that are rated below B or the equivalent by each agency or are unrated investments we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

  For Putnam VT The George Putnam Fund of Boston, we invest mostly in investment-grade debt instruments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest in lower-rated instruments. However, we will not invest in securities rated lower than B or its equivalent by each rating agency rating the investment or unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we purchase it.


  For Putnam VT High Yield Fund, we invest mostly in higher-yielding, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality.

  For Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation and Putnam VT Utilities Growth and Income Fund, we may invest up to 70%, 35% and 20%, respectively, of the fund's total assets in non-investment grade securities using the investment criteria described above under Putnam VT High Yield Fund.

  For Putnam VT High Yield Fund and Putnam VT Diversified Income Fund, we may invest up to 15% and 5%, respectively, of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.


  Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable
  to make timely payments of interest and principal and thus default.   If
  this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously
  placed on them.   Lower-rated debt usually has a more limited market than
  higher-rated debt, which may at times make it difficult for  us to buy or
  sell certain debt instruments or to establish their fair value.   Credit
  risk is generally greater for investments that are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the investment.

  Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity.
  Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or to take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

  Although investment-grade investments generally have lower credit risk,
  they may share some of the risks of lower-rated investments.   U.S.
  government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are subject to varying degrees of
  risk.   These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

  For Putnam VT Money Market Fund , we buy only high quality investments. These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating), or

* unrated investments that we determine are of equivalent quality.

  If an issuer of a note does not have the credit rating usually required by the fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. The main risk of investments backed by a letter of credit is that the entity issuing the letter of credit will be unable to fulfill its obligations to the fund.

  Insurance. We have bought liability insurance that insures the fund against a decrease in the value of its investments arising from the issuer's default or bankruptcy. The insurance covers most of the fund's investments, other than U.S. government securities. The insurance does not guarantee or ensure that the fund will be able to maintain a stable net asset value of $1.00 per share. The maximum total coverage for the fund is $30 million, with a deductible for each loss of $1 million or 0.30% of the fund's net assets, whichever is less. The $30 million maximum coverage is shared with four other Putnam money market funds. Recovery under the insurance is subject to certain conditions, including the condition that the other Putnam money market funds have not previously exhausted the insurance coverage, and the insurance might not be renewed when it expires.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be
  prepaid voluntarily, or as a result of refinancing or foreclosure.   We
  may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion
  of payments  on the underlying mortgages.   The yields and values of
  these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Money market instruments. These include certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. For VT Money Market Fund, we buy bankers acceptances only if they are issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified.

Illiquid securities. We may invest up to 15% of a fund's assets (10% for Putnam VT Money Market Fund) in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, the fund may use derivatives to increase or decrease its exposure to long- or short-term interest rates (in the United States or abroad). However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The funds depend on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses .

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations . For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

Frequent trading.   We may buy  and sell investments relatively often,
which involves higher brokerage commissions and other expenses.

Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.


Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):


                                                       Management
Putnam VT Fund                                            Fees
Putnam VT Asia Pacific Growth Fund                        0.80%
Putnam VT Diversified Income Fund                         0.68%
Putnam VT The George Putnam Fund of Boston                0.65%
Putnam VT Global Asset Allocation                         0.65%
Putnam VT Global Growth Fund                              0.61%
Putnam VT Growth and Income Fund                          0.46%
Putnam VT Health Sciences Fund                            0.70%
Putnam VT High Yield Fund                                 0.65%
Putnam VT Income Fund                                     0.60%
Putnam VT International Growth                            0.80%
Putnam VT International Growth and Income Fund            0.80%
Putnam VT International New Opportunities Fund            1.08%
Putnam VT Investors Fund                                  0.63%
Putnam VT Money Market Fund                               0.41%
Putnam VT New Opportunities Fund                          0.54%
Putnam VT New Value Fund                                  0.70%
Putnam VT OTC & Emerging Growth Fund*                     0.53%
Putnam VT Research Fund*                                  0.54%
Putnam VT Utilities Growth and Income Fund                0.65%
Putnam VT Vista Fund                                      0.65%
Putnam VT Voyager Fund                                    0.53%


* The management fees shown in the table reflect an expense limitation then in effect or currently in effect. In the absence of an expense limitation, management fees would have been:


Putnam VT  OTC & Emerging Growth Fund             0.70%
Putnam VT Research Fund                           0.65%


The following funds paid Putnam Management a quarterly management fee for these services at the annual rate of:


Putnam VT American Government Income Fund: 0.65% of the first 500 million of average net assets, 0.55% of the next 500 million, 0.50% of the next 500 million, 0.45% of the next 5 billion, 0.425% of the next 5 billion, 0.405% of the next 5 billion, 0.39% of the next 5 billion, 0.38% of the next 5 billion, 0.37% of the next 5 billion, 0.36% of the next 5 billion, 0.35% of the next 5 billion and 0.34% of any excess thereafter.

In order to limit expenses for Putnam VT American Government Income Fund, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2000 to the extent that the expenses of the fund (exclusive of brokerage, interest, taxes and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

Putnam VT Growth Opportunities Fund: 0.70% of the first 500 million of average net assets, 0.60% of the next 500 million, 0.55% of the next 500 million, 0.50% of the next 5 billion, 0.475% of the next 5 billion, 0.455% of the next 5 billion, 0.44% of the next 5 billion, 0.43% of the next 5 billion and 0.42% of any excess thereafter.

Putnam VT Small Cap Value Fund: 0.80% of the first 500 million of average net assets; 0.70% of the next 500 million; 0.65% of the next 500 million; 0.60% of the next 5 billion; 0.575% of the next 5 billion; 0.555% of the next 5 billion; 0.54% of the next 5 billion; and 0.53% of any excess thereafter.

The following officers and advisor teams of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.



Fund name                   Year   Business experience (at least 5 years)
Putnam VT American Government Income Fund

Kevin M. Cronin             2000   1997-Present              Putnam Management
Managing Director                  Prior to February 1997    MFS Investment
                                                             Management

Michael Martino             2000   1994-Present              Putnam Management
Managing Director

Putnam VT Asia Pacific Growth Fund

Paul Warren                 1997   1997-Present              Putnam Management
Senior Vice President              Prior to May 1997         IDS Fund Management

Carmel Peters               1999   1997-Present              Putnam Management
Senior Vice President              Prior to May 1997         Wheelock Natwest
                                                             Investment
                                                             Management, Hong Kong
                                   Prior to February 1996    Rothschild Asset
                                                             Management
                                                             Asia Pacific,
                                                             Hong Kong
Putnam VT Diversified Income Fund

David L. Waldman            1998   1997-Present              Putnam Management
Managing Director                  Prior to June 1997        Lazard Freres

The Core Fixed Income Team

Putnam VT The George Putnam Fund of Boston

David L. King               2000   1983-Present              Putnam Management
Managing Director

Jeanne L. Mockard           2000   1990-Present              Putnam Management
Senior Vice President

James M. Prusko             1998   1992-Present              Putnam Management
Senior Vice President

The Core Fixed Income Team

Putnam VT Global Asset Allocation
The Global Asset
Allocation Committee

Putnam VT Global Growth Fund

Robert J. Swift             1996   1995-Present              Putnam Management
Managing Director                  Prior to August 1995      IAI
                                                             International/Hill
                                                             Samuel Investment
                                                             Advisors

Kelly A. Morgan             1997   1996-Present              Putnam Management
Managing Director                  Prior to December 1996    Alliance Capital
                                                             Management L.P.

Lisa H. Svensson            1998   1994-Present              Putnam Management
Senior Vice President              Prior to July 1994        Lord Abbett & Co.

Manuel Weiss                1998   1987-Present              Putnam Management
Senior Vice President

Stephen P. Dexter           2000   1999-Present              Putnam Management
Senior Vice President              Prior to June 1999        Scudder Kemper Inc.

Putnam VT Growth and Income Fund

David L. King               1993   1983-Present              Putnam Management
Managing Director

Hugh H. Mullin              1998   1986-Present              Putnam Management
Senior Vice President

Sheldon N. Simon            1997   1984-Present              Putnam Management
Senior Vice President

Putnam VT Growth Opportunities Fund

C. Beth Cotner              2000   1995-Present              Putnam Management
Managing Director                  Prior to September 1995   Kemper Financial
                                                             Services

Jeffery R. Lindsey          2000   1994-Present              Putnam Management
Senior Vice President

David J. Santos             2000   1986-Present              Putnam Management
Senior Vice President

Putnam VT Health Sciences Fund

Richard B. England          1998   1992-Present              Putnam Management
Senior Vice President

David G. Carlson            1998   1992-Present              Putnam Management
Senior Vice President

Margery C. Parker           1998   1997-Present              Putnam Management
Senior Vice President              Prior to December 1997    Keystone Investments

Putnam VT High Yield Fund

Krishna K. Memani           1999   1998-Present              Putnam Management
Managing Director                  Prior to September 1998   Morgan Stanley & Co.

The Credit Team

Putnam VT Income Fund

James M. Prusko             2000   1992-Present              Putnam Management
Senior Vice President

The Core Fixed Income Team

Putnam VT International Growth Fund

Justin M. Scott             1996   1988-Present              Putnam Management
Managing Director

Omid Kamshad                1996   1996-Present              Putnam Management
Managing Director                  Prior to January 1996     Lombard Odier
                                                             International

Mark D. Pollard             1999   1990-Present              Putnam Management
Managing Director

Paul C. Warren              1999   1997-Prsent               Putnam Management
Senior Vice President              Prior to May 1997         IDS Fund Management

Joshua L. Byrne             2000   1993-Present              Putnam Management
Senior Vice President

Putnam VT International Growth and Income Fund

Deborah F. Kuenstner        1999   1997-Present              Putnam Management
Managing Director                  Prior to May 1997         DuPont Pension
                                                             Fund Investment

George Stairs               1999   1994-Present              Putnam Management
Senior Vice President              Prior to July 1994        Value Quest Ltd.

Putnam VT International New Opportunities Fund

Robert J. Swift             1996   1995-Present              Putnam Management
Managing Director                  Prior to August 1995      IAI International/
                                                             Hill Samuel Investment
                                                             Advisors

Carmel Peters               1999   1997-Present              Putnam Management
Senior Vice President              Prior to May 1997         Wheelock Natwest
                                                             Investment Management,
                                                             Hong Kong
                                   Prior to February 1996    Rothschild Asset
                                                             Management Asia Pacific,
                                                             Hong Kong

Stephen P. Dexter           1999   1999-Present              Putnam Management
Senior Vice President              Prior to June 1999        Scudder Kemper Inc.

Putnam VT Investors Fund

C. Beth Cotner              1998   1995-Present              Putnam Management
Senior Vice President              Prior to September 1995   Kemper Financial Services

Richard B. England          1998   1992-Present              Putnam Management
Senior Vice President

Manuel H. Weiss             1998   1987-Present              Putnam Management
Senior Vice President

Putnam VT New Opportunities Fund

Daniel L. Miller            1994   1983-Present              Putnam Management
Managing Director

Jeffrey R. Lindsey          1999   1994-Present              Putnam Management
Senior Vice President

Kenneth Lang                1999   1997-Present              Putnam Management
Vice President                     Prior to April 1997       Montgomery Securities

Putnam VT New Value Fund

David L. King               1996   1983-Present              Putnam Management
Managing Director

Putnam VT OTC & Emerging Growth Fund

Steven L. Kirson            1998   1989-Present              Putnam Management
Senior Vice President

Michael J. Mufson           1998   1993-Present              Putnam Management
Senior Vice President                                        Putnam VT Research
                                                             Fund

The Global Equity
Research Team

Putnam VT Small Cap Value Fund

Edward T. Shadek, Jr.       1999   1997-Present              Putnam Management
Managing Director                  Prior to March 1997       Newbold's Asset
                                                             Management Co.

Jeffrey Netols              1999   1993-Present              Putnam Management
Senior Vice President

Putnam VT Utilities Growth and Income Fund

Krishna K. Memani           1999   1998-Present              Putnam Management
Managing Director                  Prior to September 1998   Morgan Stanley & Co.

Jeanne L. Mockard           1998   1990-Present              Putnam Management
Senior Vice President

The Credit Team

Putnam VT Vista Fund

Eric Wetlaufer              1997   1997-Present              Putnam Management
Managing Director                  Prior to November 1997    Cadence Capital
                                                             Management

Anthony C. Santosus         1996   1985-Present              Putnam Management
Senior Vice President

Margery C. Parker           1998   1997-Present              Putnam Management
Senior Vice President              Prior to December 1997    Keystone Investments

Dana Clark                  1999   1987-Present              Putnam Management
Vice President

Putnam VT Voyager Fund

Robert R. Beck              1995   1989-Present              Putnam Management
Managing Director

Roland W. Gillis            1995   1995-Present              Putnam Management
Managing Director                  Prior to March 1995       Keystone Custodian
                                                             Funds, Inc.

Michael P. Stack            1997   1997-Present              Putnam Management
Senior Vice President              Prior to November 1997    Independence Investment
                                                             Associates, Inc.

Charles H. Swanberg         1994   1984-Present              Putnam Management
Senior Vice President

Paul Marrkand               2000   1987-Present              Putnam Management
Senior Vice President



How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT Money Market Fund, purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.


The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan


The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Mutual Funds compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments (other than Putnam VT Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes


Each fund (other than Putnam VT Money Market Fund) will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.


Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.


Financial Highlights

                                                       Investment Operations

                                   Net Asset                      Net Realized
                                     Value,          Net         and Unrealized     Total from
                                   Beginning      Investment     Gain (Loss) on     Investment
Period ended                       of Period     Income (Loss)    Investments       operations
Putnam VT Asia Pacific Growth Fund


1999                                 $8.33        $(.08)(a)          $9.00             $8.92
1998*****                             8.57         (.01)(a)           (.23)             (.24)


Putnam VT Diversified Income Fund


1999                                $10.47         $.78(a)           $(.62)             $.16
1998****                             10.95          .62(a)           (1.10)             (.48)


Putnam VT The George Putnam Fund of Boston


1999                                $10.28         $.30(a)           $(.34)            $(.04)
1998*****                            10.00          .17(a)(b)          .20               .37


Putnam VT Global Asset Allocation Fund


1999                                $18.95         $.39(a)           $1.69             $2.08
1998*****                            18.16          .33(a)             .46               .79


Putnam VT Global Growth Fund


1999                                $20.28        $(.10)(a)         $12.08            $11.98
1998*****                            18.03         (.05)(a)           2.30              2.25


Putnam VT Growth and Income Fund


1999                                $28.75         $.41(a)            $.04              $.45
1998****                             28.02          .26(a)             .47               .73


Putnam VT Health Sciences Fund


1999                                $10.93          $--(a)           $(.43)            $(.43)
1998*****                            10.00         (.01)(a)(b)         .95               .94


Putnam VT High Yield Fund


1999                                $11.70        $1.11(a)           $(.47)             $.64
1998*****                            12.99          .79(a)           (2.08)            (1.29)


Putnam VT Income Fund


1999                                $13.73         $.76(a)          $(1.04)            $(.28)
1998*****                            12.88          .50(a)             .35               .85


Putnam VT International Growth Fund


1999                                $13.51         $.05(a)           $8.07             $8.12
1998*****                            13.44         (.04)(a)            .15               .11


Putnam VT International Growth and
Income Fund


1999                                $12.24         $.15(a)           $2.83             $2.98
1998****                             13.36         (.01)(a)           (.57)             (.58)


Putnam VT International New Opportunities
Fund


1999                                $11.48        $(.16)(a)         $11.96            $11.80
1998*****                            11.39         (.05)(a)(b)         .14               .09


Putnam VT Investors Fund


1999                                $11.64        $(.01)(a)          $3.50             $3.49
1998*****                            10.00          .01(a)(b)         1.64              1.65


Putnam VT Money Market Fund


1999                                 $1.00       $.0460                $--            $.0460
1998*****                             1.00        .0338(a) -         .0338            (.0338)


Putnam VT New Opportunities Fund


1999                                $26.04        $(.15)(a)         $17.92            $17.77
1998*****                            23.94         (.05)(a)           2.15              2.10


Putnam VT New Value Fund


1999                                $12.02         $.17(a)           $(.13)             $.04
1998*****                            11.91          .13(a)             .13               .26


Putnam VT OTC & Emerging Growth Fund


1999                                $10.08        $(.10)(a)(b)      $12.84            $12.74
1998*****                            10.00         .(03)(a)(b)         .11               .08


Putnam VT Research Fund


1999                                $11.90         $.02(a)(b)        $3.23             $3.25
1998******                           10.00          .02(a)(b)         1.90              1.92



Putnam VT Small Cap Value Fund

1999*******                         $10.00          $(.03)(a)         $.37              $.34


Putnam VT Utilities Growth and Income Fund


1999                                $18.19            $.47(a)         $(.69)           $(.22)
1998*****                            16.19             .29(a)          1.71             2.00


Putnam VT Vista Fund


1999                                $14.73           $(.07)(a)        $7.62            $7.55
1998*****                            13.76            (.02)(a)          .99              .97


Putnam VT Voyager Fund


1999                                $45.81           $(.10)(a)       $24.62           $24.52
1998*****                            41.55            (.01)(a)         4.27             4.26





Financial Highlights (continued)

                                               Less Distributions:

                                                From net     In excess of
                                From net       Realized      Net Realized       From
                               Investment       Gain on         Gain on       Return of
Period ended                     Income       Investments     Investments      Capital
Putnam VT Asia Pacific Growth Fund


1999                               $--            $--             $--            $--
1998*****                           --             --              --             --


Putnam VT Diversified Income Fund


1999                             $(.73)           $--             $--            $--
1998****                            --             --              --             --


Putnam VT The George Putnam Fund of Boston


1999                             $(.23)         $(.02)            $--          $(.01)
1998*****                         (.09)            --              --             --


Putnam VT Global Asset Allocation Fund


1999                             $(.37)        $(1.06)            $--            $--
1998*****                           --             --              --             --


Putnam VT Global Growth Fund


1999                             $(.08)        $(1.77)            $--            $--
1998*****                           --             --              --             --


Putnam VT Growth and Income Fund


1999                             $(.41)        $(2.04)            $--            $--
1998****                            --             --              --             --


Putnam VT Health Sciences Fund


1999                               $--(e)         $--             $--            $--
1998*****                         (.01)            --              --(e)          --


Putnam VT High Yield Fund


1999                            $(1.26)           $--             $--            $--
1998*****                           --             --              --             --


Putnam VT Income Fund


1999                             $(.73)         $(.21)            $--            $--
1998*****                           --             --              --             --


Putnam VT International Growth Fund


1999                               $--            $--             $--            $--
1998*****                         (.03)            --            (.01)            --


Putnam VT International Growth and
Income Fund


1999                               $--            $--             $--            $--
1998****                          (.11)          (.19)           (.18)          (.06)


Putnam VT International New Opportunities
Fund


1999                               $--(e)         $--             $--            $--
1998*****                           --             --              --             --


Putnam VT Investors Fund


1999                               $--            $--             $--            $--
1998*****                         (.01)            --              --             --(e)


Putnam VT Money Market Fund


1999                           $(.0460)           $--             $--            $--
1998*****                           --             --              --             --


Putnam VT New Opportunities Fund


1999                               $--          $(.37)            $--            $--
1998*****                           --             --              --             --


Putnam VT New Value Fund


1999                               $--          $(.21)            $--            $--
1998*****                         (.13)          (.02)             --             --(e)


Putnam VT OTC & Emerging Growth Fund


1999                               $--          $(.06)            $--            $--
1998*****                           --             --              --             --


Putnam VT Research Fund


1999                             $(.02)         $(.46)            $--            $--
1998******                        (.01)          (.01)             --             --



Putnam VT Small Cap Value Fund

1999*******                        $--            $--           $(.03)         $(.01)


Putnam VT Utilities Growth and Income Fund


1999                             $(.50)         $(.52)            $--            $--
1998*****                           --             --              --             --


Putnam VT Vista Fund


1999                               $--         $(1.63)            $--            $--
1998*****                           --             --              --             --


Putnam VT Voyager Fund


1999                             $(.05)         $4.17             $--            $--
1998*****                           --             --              --             --








                                                                   Total
                                                                 Investment
                                                    Net Asset     Return at     Net Assets
                                      Total        Value, End     Net Asset    End of Period
                                  Distributions    of Period     Value(%)(c)  (in thousands)

Putnam VT Asia Pacific Growth Fund


1999                                   $--          $17.25          107.08         $6,866
1998*****                               --            8.33           (2.80)*          111


Putnam VT Diversified Income Fund


1999                                 $(.73)          $9.90            1.65        $23,182
1998****                                --           10.47           (4.38)*        1,963


Putnam VT The George Putnam Fund
of Boston


1999                                 $(.26)          $9.98            (.41)       $38,566
1998*****                             (.09)          10.28            3.69*         1,924


Putnam VT Global Asset Allocation
Fund


1999                                $(1.43)         $19.60           11.76         $6,617
1998*****                               --           18.95            4.35*         1,319


Putnam VT Global Growth Fund


1999                                $(1.85)         $30.41           64.56        $28,909
1998*****                               --           20.28           12.48*           823


Putnam VT Growth and Income Fund


1999                                $(2.45)         $26.75            1.47       $162,112
1998****                                --           28.75            2.61*         7,583


Putnam VT Health Sciences Fund


1999                                   $--(e)       $10.50           (3.90)       $20,162
1998*****                             (.01)          10.93            9.40*         2,129


Putnam High Yield Fund


1999                                $(1.26)         $11.08            5.81        $17,646
1998*****                               --           11.70           (9.93)*        1,840


Putnam VT Income
1999                                 $(.94)         $12.51           (2.16)       $18,116
1998*****                               --           13.73            6.60*         2,288

Putnam VT International Growth
Fund


1999                                   $--          $21.63           60.10        $40,448
1998*****                             (.04)          13.51             .81*         1,234



Putnam VT International Growth  and Income Fund

1999                                   $--          $15.22           24.35        $10,652
1998****                              (.54)          12.24           (4.24)*          926

Putnam VT International New  Opportunities Fund

1999                                   $--(e)       $23.28          102.80        $33,554
1998*****                               --           11.48             .79*            85


Putnam VT Investors Fund


1999                                   $--          $15.13           29.98       $101,795
1998*****                             (.01)          11.64           16.54*         2,619


Putnam VT Money Market Fund


1999                               $(.0460)          $1.00            4.66        $41,516
1998*****                           (.0338)           1.00            3.42*        13,188


Putnam VT New Opportunities Fund


1999                                 $(.37)         $43.44           69.10        $62,977
1998*****                               --           26.04            8.77*         1,359


Putnam VT New Value Fund


1999                                 $(.21)         $11.85             .26         $9,541
1998*****                             (.15)          12.02            2.28*           414



Putnam VT OTC & Emerging Growth  Fund

1999                                 $(.06)            $22.76          126.45        $24,432
1998*****                               --              10.08             .82*           541


Putnam VT Research Fund
Fund


1999                                 $(.48)            $14.67           27.69           $26,210
1998******                            (.02)             11.90           19.19*              255


Putnam Small Cap Value Fund

1999*******                          $(.04)            $10.30            3.37*           $6,384


Putnam VT Utilities
Growth and Income Fund


1999                                 (1.02)            $16.95           (0.79)          $11,337
1998*****                               --              18.19           12.35*            1,799


Putnam Vista Fund


1999                                $(1.63)            $20.65           52.59           $37,506
1998*****                               --              14.73            7.05*              851


Putnam VT Voyager Fund


1999                                $(4.22)            $66.11           58.01          $155,889
1998*****                               --              45.81           10.25*            4,332




                                                       Ratio of Net
                                     Ratio of          Investment
                                   Expenses to      Income (Loss) to
                                   Average Net         Average Net         Portfolio
                                  Assets(%)(d)         Assets(%)         Turnover (%)

Putnam VT Asia Pacific
Growth Fund


1999                                  1.28              (.64)               145.51
1998*****                              .85*             (.10)*              136.49


Putnam VT Diversified
Income Fund


1999                                   .93              7.67                117.02
1998****                               .69*             5.74*               186.80


Putnam VT The George
Putnam Fund
of Boston


1999                                   .98              3.00                173.41
1998*****                              .67(b)*          1.74(b)*             99.85*


Putnam VT Global Asset
Allocation
Fund


1999                                   .92              2.15                149.82
1998*****                              .63*             1.82*               133.80


Putnam VT Global
Growth Fund


1999                                   .88              (.43)               154.88
1998*****                              .59*             (.34)*              164.56


Putnam VT Growth and
Income Fund


1999                                   .65              1.55                 53.68
1998****                               .49*             1.20*                63.62


Putnam VT Health
Sciences Fund


1999                                   .98              (.01)                82.45
1998*****                              .71(b)*          (.11)(b)*            39.68*


Putnam High
Yield Fund


1999                                   .87             10.01                 52.96
1998*****                              .58*             7.63*                52.00


Putnam VT Income
1999                                   .82              6.14                220.90
1998*****                              .56*             4.03*               233.04

Putnam VT
International Growth
Fund


1999                                  1.17               .31                107.38
1998*****                              .83*             (.29)*               98.31



Putnam VT International
Growth  and Income Fund

1999                                  1.13              1.08                 92.27
1998****                               .84(b)*          (.07)(b)*            62.61

Putnam VT International
New  Opportunities Fund

1999                                  1.56              (.97)               196.53
1998*****                             1.18*             (.44)(b)*           157.72


Putnam VT Investors Fund


1999                                   .86              (.11)                65.59
1998*****                              .67(b)*           .03(b)*             42.97*


Putnam VT Money
Market Fund


1999                                   .64              4.61                    --
1998*****                              .46*             3.18*                   --


Putnam VT New
Opportunities Fund


1999                                   .74              (.47)                71.14
1998*****                              .51*             (.25)*               59.75


Putnam VT New
Value Fund


1999                                   .95              1.43                 98.21
1998*****                              .65*             1.26*               130.96



Putnam VT OTC &
Emerging Growth  Fund

1999                                  1.05(b)           (.68)(b)            127.98
1998*****                              .71(b)*          (.42)(b)*            59.93*


Putnam VT
Research Fund
Fund


1999                                  1.00(b)               .13(b)          169.16
1998******                             .25(b)*              .15(b)*          19.76*


Putnam Small Cap
Value Fund

1999*******                           1.39*                (.31)*            48.24*


Putnam VT Utilities
Growth and Income Fund


1999                                   .86                 2.77              26.16
1998*****                              .59*                1.98*             24.77


Putnam Vista Fund


1999                                   .90                 (.42)            133.32
1998*****                              .62*                (.18)*           116.48


Putnam VT Voyager Fund


1999                                   .72                 (.21)             85.13
1998*****                              .49*                (.04)*            62.99


* Not annualized.


     ** For the period  May 1, 1995 (commencement of operations) to December 31, 1995.

    *** For the period  January 2, 1997 (commencement of operations) to December 31, 1997.

   **** For the period April 6, 1998 (commencement of operations) to December 31, 1998.

  ***** For the period April 30, 1998 (commencement of operations) to December 31, 1998.

 ****** For the period September 30, 1998 (commencement of operations) to December 31, 1998.

******* For the period April 30, 1999 (commencement of operations) to December 31, 1999.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of Putnam VT The George Putnam Fund of Boston for the period ended 1998 reflect a reduction of approximately $0.03 per share, expenses of Putnam VT Health Sciences Fund for the period ended 1998 reflect a reduction of approximately $0.01 per share, expenses of Putnam VT International New Opportunities Fund for the period ended 1998 reflect a reduction of approximately less than $0.01 per share, expenses of Putnam VT Investors Fund for the period ended 1998 reflect a reduction of approximately less than $0.01 per share, expenses of Putnam VT OTC & Emerging Markets Fund for the periods ended 1999 and 1998 reflect a reduction of approximately $0.02 and $0.05, respectively, per share and expenses of Putnam VT Research Fund for the periods ended 1999 and 1998 reflect a reduction of approximately $0.01 and $0.03, respectively, per share.


(c) Total investment return assumes dividend reinvestment.


(d) Includes amounts paid through expense offset and brokerage service arrangements.

(e) Net investment income, distributions from net investment income and returns of capital were less than 0.01 per share.


For more information
about the funds of Putnam Variable Trust


The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last
fiscal year.   You may get free copies of these materials, request other
information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1- 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section , Washington, D.C. 20549- 0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

1-800- 225-1581


Address correspondence to
Putnam Investor Services

P.O. Box 989


Boston, Massachusetts 02103

www.putnaminv.com

File No. 811-5346




Prospectus

April 30, 2000

Putnam Variable Trust

Class IB Shares

Growth Funds
Putnam VT International New Opportunities Fund

This prospectus explains what you should know about Putnam VT International New Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneifical interest in separate investment portfolios for purchase by separate accounts of various insurance companies.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

3   What are the funds' main investment strategies and related risks?

4   Who manages the funds?

5   How to buy and sell fund shares

5   Distribution Plan

5   How do the funds price their shares?

5   Fund distributions and taxes

7   Financial highlights

Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of the fund's class IB shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

Class IB performance for the period prior to April 30, 1998 is based on the performance of Class IA shares of the fund (not offered inthis prospectus), adjusted to reflect the fees paid by class IB shares, including a fee of 0.15%.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- INTERNATIONAL GROWTH STOCKS

We normally invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998                      15.42%
1999                     102.80%

Year-to-date performance through 3/31/2000 was 4.59%. During the periods shown in the bar chart, the highest return for a quarter was 57.09% (quarter ending 12/31/99) and the lowest return for a quarter was -16.61% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                            Since
                          Past            Inception
                        1 year            (1/2/97)

Class IB               102.80%             32.79%
MSCI EAFE Index         26.96%             15.76%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of international equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam International New Opportunities Fund we also manage and whose shares are generally offered to the public. Putnam International New Opportunities Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT International New Opportunities Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stock that trades at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks.

Smaller companies. We may invest in smaller companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may therefore be more vulnerable to adverse developments than those of larger companies.

Foreign investments. The fund may invest in securities of foreign issuers. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in U.S. companies.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, the fund may use derivatives to increase or decrease its exposure to long- or short-term interest rates (in the United States or abroad). However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The funds depend on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities, debt securities and derivatives, which may be subject to other risks as described in the statement of additional information (SAI.)

Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 1.08% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officers of Putnam Management have primary responsibility for the day-to-day management of the fund's portfolio. Each officer's length of service to the fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.




Fund name                Year      Business experience (at least 5 years)
Putnam VT International
New Opportunities Fund

Robert J. Swift          1996     1995-Present             Putnam Management
Managing Director                 Prior to August 1995     IAI International/Hill
                                                           Samuel Investment Advisors

Carmel Peters            1999     1997-Present             Putnam Management
Senior Vice President             Prior to May 1997        Wheelock Natwest
                                                           Investment Management,
                                                           Hong Kong
                                  Prior to February 1996   Rothschild Asset Management
                                                           Asia Pacific, Hong Kong

Stephen P. Dexter        1999     1999-Present             Putnam Management
Senior Vice President             Prior to June 1999       Scudder Kemper Inc.



How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Mutual Funds compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.




Financial highlights
(For a share outstanding throughout the period)

                                 Year ended December 31
                           ----------------------------------
Per-share
operating performance              1999                1998*
--------------------------------------------------------------------------
Net asset value,
beginning of period               $11.48               $11.39
--------------------------------------------------------------------------
Investment operations
Net investment  income (loss)       (.16) (a)            (.05) (a)(b)
Net realized and unrealized
gain (loss) on investments         11.96                  .14
--------------------------------------------------------------------------
Total from
investment operations              11.80                  .09
--------------------------------------------------------------------------
Less distributions:
From net investment income            -- (e)               --
From net realized gain on
investments                           --                  .09
In excess of net realized gain
on investments                        --                   --
From return of capital                --                   --
--------------------------------------------------------------------------
Total distributions                   -- (e)               --
--------------------------------------------------------------------------
Net asset value,
end of period                     $23.28               $11.48
--------------------------------------------------------------------------
Ratios and supplemental data
Total return
at net asset value (%)(c)         102.80                  .79 **
Net assets, end of period
(in thousands)                   $33,554                  $85
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)           1.56                 1.18 **
Ratio of net investment loss
to average net assets (%)           (.97)                (.44) (b)**
Portfolio turnover (%)            196.53               157.72
--------------------------------------------------------------------------

*  For the period April 30, 1998 (commencement of operations) to
   December 31, 1998.

** Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an expense limitation in effect during the period. As a result of such limitation, exepnses were reduced by $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage service arrangements.

e Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.



For more information
about the fund and Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

P U T N A M  I N V E S T M E N T S

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-9894

             Address correspondence to
             Putnam Investor Services
             P. O. Box 989
             Boston, Massachusetts 02103

             www.putnaminv.com

             File No. 811-5346

             Putnam Mutual Funds Corp.
             Member, NASD, Inc.




Prospectus

April 30, 2000

Putnam Variable Trust

Class IB Shares

Growth Funds
Putnam VT Vista Fund

This prospectus explains what you should know about Putnam VT Vista Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

3   What are the funds' main investment strategies and related risks?

4   Who manages the funds?

5   How to buy and sell fund shares

5   Distribution Plan

5   How do the funds price their shares?

5   Fund distributions and taxes

7   Financial highlights


Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of the fund's class IB shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

Class IB performance for the period prior to April 30, 1998 is based on the performance of Class IA shares of the fund (not offered in this prospectus), adjusted to reflect the fees paid by class IB shares, including a fee of 0.15%.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUTNAM VT VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest mainly in midsized companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998                     19.50%
1999                     52.59%

Year-to-date performance through 3/31/2000 was 21.21%. During the periods shown in the bar chart, the highest return for a quarter was 41.27% (quarter ending 12/31/99) and the lowest return for a quarter was -17.29% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                                          Since
                                    Past                Inception
                                   1 year               (1/2/97)

Class IB                           52.59%                31.02%
Russell Midcap Growth Index        51.29%                29.79%
S&P 500 Index                      21.04%                27.58%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Russell Midcap Growth Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index that have higher prices relative to the book value of their assets and higher forecasted growth rates. The Russell Midcap Growth Index is replacing the S&P 500 Index because Putnam Management believes the Russell Midcap Growth Index is a more appropriate index against which to compare the fund's performance.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam Vista Fund we also manage and whose shares are generally offered to the public. Putnam Vista Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT Vista Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stock that trades at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks.

Smaller companies. We may invest in smaller companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may therefore be more vulnerable to adverse developments than those of larger companies.

Foreign investments. The fund may invest in securities of foreign issuers. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in U.S. companies.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities, debt securities and derivatives, which may be subject to other risks as described in the statement of additional information (SAI.)

Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officers of Putnam Management have primary responsibility for the day-to-day management of the fund's portfolio. Each officer's length of service to the fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.




Fund name                        Year   Business experience (at least 5 years)
Putnam VT Vista Fund
Eric Wetlaufer                   1997   1997-Present             Putnam Management
Managing Director                       Prior to November 1997   Cadence Capital
                                                                 Management

Anthony C. Santosus              1996   1985-Present             Putnam Management
Senior Vice President

Margery C. Parker                1998   1997-Present             Putnam Management
Senior Vice President                   Prior to December 1997   Keystone Investments

Dana Clark                       1999   1987-Present             Putnam Management
Vice President


How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Mutual Funds compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the fund's yield on those securities would be decreased.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



Financial highlights
(For a share outstanding throughout the period)

                                 Year ended December 31
                           ----------------------------------
Per-share
operating performance              1999                1998*
--------------------------------------------------------------------------
Net asset value,
beginning of period               $14.73               13.76
--------------------------------------------------------------------------
Investment operations
Net investment income (loss)        (.07) (a)           (.02) (a)

Net realized and unrealized
gain loss on investments            7.62                 .99
--------------------------------------------------------------------------
Total from
investment operations               7.55                 .97
--------------------------------------------------------------------------
Less distributions:
From net investment income            --                  --

From net realized gain on
investments                       $(1.63)                 --

In excess of net realized gain
on investments                        --                  --

From return of capital                --                  --
--------------------------------------------------------------------------
Total distributions               $(1.63)                 --
--------------------------------------------------------------------------
Net asset value,
end of period                     $20.65              $14.73
--------------------------------------------------------------------------
Ratios and supplemental data

Total return
at net asset value (%)(b)          52.59                7.05 **

Net assets, end of period
(in thousands)                   $37,506                $851
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .90                 .62 **

Ratio of net investment loss
to average net assets (%)           (.42)               (.18)

Portfolio turnover (%)            133.32              116.48
--------------------------------------------------------------------------

*  For the period April 30, 1998 (commencement of operations) to
   December 31, 1998.

** Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage service arrangements.



For more information
about the fund and Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the fund's shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

P U T N A M  I N V E S T M E N T S

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-9894

             Address correspondence to
             Putnam Investor Services
             P. O. Box 989
             Boston, Massachusetts 02103

             www.putnaminv.com

             File No. 811-5346

             Putnam Mutual Funds Corp.
             Member, NASD, Inc.





Prospectus
April 30, 2000

Putnam Variable Trust
Class IB Shares

Growth Funds
Putnam VT International Growth Fund
Putnam VT Voyager Fund
Growth and Income Funds
Putnam VT Growth and Income Fund


This prospectus explains what you should know about the funds in Putnam Variable Trust listed above, which are available for purchase by separate accounts of insurance companies.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS

Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

What are the funds' main investment strategies and related risks?

Who manages the funds?

How to buy and sell fund shares

Distribution Plan

How do the funds price their shares?

Fund distributions and taxes

Financial highlights

Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's Class IB shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

Class IB performance for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and for the period prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT Voyager Fund, are based upon the performance of class IA shares of the fund (not offered in this prospectus), adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.15%.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

PUTNAM VT GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES -- VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR
TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1990                      1.81%
1991                     18.87%
1992                      9.59%
1993                     14.09%
1994                      0.20%
1995                     36.51%
1996                     21.73%
1997                     23.96%
1998                     15.29%
1999                      1.47%

Year-to-date performance through 3/31/2000 was -1.80%. During the periods shown in the bar chart, the highest return for a quarter was 16.59% (quarter ending 12/31/98) and the lowest return for a quarter was -10.16% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)


                              Past            Past           Past
                            1 year         5 years       10 years

Class IB                     1.47%          19.23%         13.83%
S&P 500 Index               21.04%          28.56%         18.21%

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT INTERNATIONAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - INTERNATIONAL STOCKS

We normally invest mostly in common stocks of companies outside the United States. We first select the countries and industries we believe are attractive. We then seek stocks offering opportunity for gain. We look for companies with stock prices that reflect a lower value than that which we place on the company. We also look for the presence of factors we think will cause the stock price to increase toward that value. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments in international markets. The risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR
TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1998                     18.47%
1999                     60.10%

Year-to-date performance through 3/31/2000 was 6.05%. During the periods shown in the bar chart, the highest return for a quarter was 35.44% (quarter ending 12/31/99) and the lowest return for a quarter was -18.92% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                                    Since
                                      Past      Inception
                                    1 year        (5/2/94)

Class IB                            60.10%         30.16%
MSCI EAFE Index                     26.96%         15.76%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of equity securities from Europe, Australia, and the Far East, with all values expressed in U.S. dollars.

PUTNAM VT VOYAGER FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest in companies of all sizes.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR
TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1990                     -2.18%
1991                     45.87%
1992                     10.19%
1993                     18.92%
1994                      0.89%
1995                     40.46%
1996                     12.80%
1997                     26.33%
1998                     24.19%
1999                     58.01%

Year-to-date performance through 3/31/2000 was 10.80%. During the periods shown in the bar chart, the highest return for a quarter was 41.32% (quarter ending 12/31/99) and the lowest return for a quarter was -17.39% (quarter ending 9/30/90).

Average annual total returns (for periods ending 12/31/99)

                              Past            Past           Past
                            1 year         5 years       10 years

Class IB                    58.01%          31.47%         22.14%
Russell Midcap
Growth Index                51.29%          28.03%         18.96%
S&P 500 Index               21.04%          28.56%         18.21%

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also included on the Russell 1000 Growth Index. The Russell Midcap Growth Index has been added because Putnam Management believes this index is an appropriate index against which to compare the fund's performance.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stock that trades at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then price of the company's stock may fall or may not approach the value that we have placed on it.

We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks.

Smaller companies. We may invest in smaller companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may therefore be more vulnerable to adverse developments than those of larger companies.

Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S.
  companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid
  (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in U.S. companies.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, the fund may use derivatives to increase or decrease its exposure to long- or short-term interest rates (in the United States or abroad). However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The funds depend on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities and debt securities which may be subject to other risks as described in the SAI.

Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):

Putnam VT Fund                                 Management
                                                   Fees
Putnam VT Growth and Income Fund                  0.46%
Putnam VT International Growth                    0.80%
Putnam VT Voyager Fund                            0.53%

The following officers of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.


Fund name                   Year      Business experience (at least 5 years)
Putnam VT Growth and Income Fund
David L. King              1993       1983-Present             Putnam Management
Managing Director

Hugh H. Mullin             1998       1986-Present             Putnam Management
Senior Vice President

Sheldon N. Simon           1997       1984-Present             Putnam Management
Senior Vice President

Putnam VT International Growth Fund
Justin M. Scott            1996       1988-Present             Putnam Management
Managing Director

Omid Kamshad               1996       1996- Present            Putnam Management
Managing Director                     Prior to January 1996    Lombard Odier
                                                               International

Mark D. Pollard            1999       1990- Present            Putnam Management
Managing Director

Paul C. Warren             1999       1997- Present            Putnam Management
Senior Vice President                 Prior to May 1997        IDS Fund Management

Joshua L. Byrne            2000       1993-Present             Putnam Management
Senior Vice President

Putnam VT Voyager Fund
Robert R. Beck             1995       1989-Present             Putnam Management
Managing Director

Roland W. Gillis           1995       1995- Present            Putnam Management
Managing Director                     Prior to March 1995      Keystone Custodian
                                                               Funds, Inc.

Michael P. Stack
Senior Vice President      1997       1997- Present            Putnam Management
                                      Prior to November 1997   Independence Investment
                                                               Associates, Inc.

Charles H. Swanberg
Senior Vice President      1994       1984-Present             Putnam Management

Paul Marrkand
Senior Vice President      2000       1987-Present             Putnam Management


How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Mutual Funds compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.





Financial Highlights
                   Investment Operations                                       Less Distributions:
               Net Asset                       Net Realized                                From net     In excess of
                 Value,          Net          and Unrealized     Total from    From net    Realized     Net Realized        From
               Beginning      Investment      Gain (Loss) on     Investment   Investment   Gain on       Gain on          Return of
Period ended   of Period     Income (Loss)      Investments      operations     Income    Investments   Investments        Capital
Putnam VT Growth and Income Fund
1999             $28.75        $.41(a)            $.04              $.45        $(.41)      $(2.04)         $--              $--
1998**            28.02         .26(a)             .47               .73           --           --           --               --

Putnam VT New Opportunities Fund
1999             $26.04       $(.15)(a)         $17.92            $17.77          $--        $(.37)         $--              $--
1998***           23.94        (.05)(a)           2.15              2.10           --           --           --               --

Putnam VT Voyager Fund
1999             $45.81       $(.10)(a)         $24.62            $24.52        $(.05)       $4.17          $--              $--
1998***           41.55        (.01)(a)           4.27              4.26           --           --           --               --




                                                Total                                            Ratio of Net
                                              Investment                        Ratio of          Investment
                                Net Asset     Return at        Net Assets      Expenses to     Income (Loss) to
                  Total        Value, End     Net Asset      End of Period     Average Net       Average Net           Portfolio
              Distributions     of Period     Value(%)(b)    (in thousands)    Assets(%)(c)       Assets(%)           Turnover (%)
Putnam VT Growth and Income Fund
1999             $(2.45)         $26.75          1.47           $162,112           .65                1.55               53.68
1998****             --           28.75          2.61*             7,583           .49*               1.20*              63.62

Putnam VT New Opportunities Fund
1999              $(.37)         $43.44         69.10            $62,977           .74                (.47)              71.14
1998**               --           26.04          8.77*             1,359           .51*               (.25)*             59.75

Putnam VT New Value Fund
1999              $(.21)         $11.85           .26             $9,541           .95                1.43               98.21
1998***            (.15)          12.02          2.28*               414           .65*               1.26*             130.96

Putnam VT Voyager Fund
1999             $(4.22)         $66.11         58.01           $155,889           .72                (.21)              85.13
1998***              --           45.81         10.25*             4,332           .49*               (.04)*             62.99



  * Not annualized.

 ** For the period April 6, 1998 (commencement of operations) to December 31, 1998.

*** For the period April 30, 1998 (commencement of operations) to December 31, 1998.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.


For more information
about the funds of Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnaminv.com

File No. 811-5346





Prospectus

April 30, 2000

Putnam Variable Trust
Class IB Shares

Growth Funds
Putnam VT Global Growth Fund
Putnam VT Growth Opportunities Fund
Growth and Income Funds
Putnam VT Growth and Income Fund
Putnam VT New Value Fund
Money Market Fund

Putnam VT Money Market Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust listed above, which are available for purchase by separate accounts of insurance companies.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.



    CONTENTS

 2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance information)

 5  What are the funds' main investment strategies and related risks?

 8  Who manages the funds?

 9  How to buy and sell fund shares

 9  Distribution Plan

 9  How do the funds price their shares?

10  Fund distributions and taxes

12  Financial highlights


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's Class IB shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

Class IB performance for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and for the period prior to April 30, 1998 for Putnam VT Global Growth Fund, Putnam VT Money Market Fund and Putnam VT New Value Fund , based upon the performance of class IA shares of the fund (not offered in this prospectus), adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.15%.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Putnam VT Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in that fund.


PUTNAM VT GLOBAL GROWTH FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GLOBAL GROWTH STOCKS

We normally invest in common stocks of companies worldwide. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.


MAIN RISKS


* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments .These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMMITTED: Vertical bar chart CALENDAR
YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES


1991                     14.84%
1992                     -0.51%
1993                     32.20%
1994                     -1.11%
1995                     15.50%
1996                     17.03%
1997                     14.16%
1998                     29.65%
1999                     64.56%

Year-to-date performance through 3/31/2000 was 4.60%. During the periods shown in the bar chart, the highest return for a quarter was 47.91% (quarter ending 12/31/99) and the lowest return for a quarter was -12.18% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                                                 Since
                                      Past         Past      Inception
                                    1 year      5 years        (5/1/90)

Class IB                            64.56%       26.90%         17.04%
MSCI World Index                    24.94%       19.76%         13.82%
MSCI All-Country World Free         30.90%       12.39%         10.05%

The fund's performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of global equity securities composed of companies in 22 Developed Market countries in North America, Europe and the Asia/Pacific Region with all values expressed in U.S. dollars. The fund's performance is also compared to the Morgan Stanley Capital International (MSCI) All-Country World Free Index, an unmanaged index of global equity securities of companies in 47 Developed and Emerging Market countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars. The MSCI All-Country World Free Index is replacing the MSCI World Index because Putnam Management believes the MSCI All-Country World Free Index is a more appropriate index against which to compare the fund's performance.

PUTNAM VT GROWTH AND INCOME FUND


GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMMITTED: Vertical bar chart CALENDAR
YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES


1990                      1.81%
1991                     18.87%
1992                      9.59%
1993                     14.09%
1994                      0.20%
1995                     36.51%
1996                     21.73%
1997                     23.96%
1998                     15.29%
1999                      1.47%

Year-to-date performance through 3/31/2000 was -1.80%. During the periods shown in the bar chart, the highest return for a quarter was 16.59% (quarter ending 12/31/98) and the lowest return for a quarter was -10.16% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                              Past            Past           Past
                            1 year         5 years       10 years

Class IB                     1.47%          19.23%         13.83%
S&P 500 Index               21.04%          28.56%         18.21%

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT GROWTH OPPORTUNITIES FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of loss from investing in fewer issuers than a fund that invests more broadly. This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.

PERFORMANCE INFORMATION

Performance information will be available after the fund completes a full calendar year of operation.

PUTNAM VT MONEY MARKET FUND

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES - INCOME

We seek to maintain a stable net asset asset value of $1.00 per share for the fund.

We invest primarily in instruments that:

* are high quality and

* have a short-term maturity.

Industry focus. We may invest without limit in money market investments from the banking, personal credit and business credit industries. We may invest over 25% of the fund's assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry. The value of the fund's shares may be more vulnerable than the values of shares of money market funds that invest in issuers in a greater number of industries. To the extent that a fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

MAIN RISKS

* The risk that the value of your investment may be eroded over time by the effects of inflation.

* The risk that, as a result of, for example, a deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates, the fund may be unable to maintain a net asset value of $1.00 per share.

PERFORMANCE INFORMATION

[GRAPHIC OMMITTED: Vertical bar chart CALENDAR
YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES



1990                     7.81%
1991                     5.76%
1992                     3.42%
1993                     2.64%
1994                     3.67%
1995                     5.30%
1996                     4.93%
1997                     5.06%
1998                     5.12%

1999                     4.66%



Year-to-date performance through 3/31/2000 was 1.27%. During the periods shown in the bar chart, the highest return for a quarter was 1.95% (quarter ending 6/30/90) and the lowest return for a quarter was 0.80% (quarter ending 9/30/92).

Average annual total returns (for periods ending 12/31/99)

                              Past            Past           Past
                            1 year         5 years       10 years

Class IB                     4.66%           5.11%          4.85%
Merrill Lynch 91-Day
Treasury Bill Index          4.85%           5.35%          5.28%
Lipper Money Market
Average                      4.49%           4.95%          4.80%

The fund's performance is compared to the Merrill Lynch 91-Day Treasury Bill Index, an unmanaged index that seeks to measure the performance of United States Treasury bills currently available in the marketplace and the Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper , Inc.


PUTNAM VT NEW VALUE FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in midsized and large companies.


MAIN RISKS


* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.


PERFORMANCE INFORMATION

[GRAPHIC OMMITTED: Vertical bar chart CALENDAR
YEAR TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES


1998                     6.11%

1999                     0.26%

Year-to-date performance through 3/31/2000 was - 0.58%. During the periods shown in the bar chart, the highest return for a quarter was 16.34% (quarter ending 12/31/98) and the lowest return for a quarter was -13.68% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)

                                                                 Since
                                                   Past      Inception
                                                5 years        (5/1/90)

Class IB                                          0.26%           7.72%
S&P 500 Index                                    21.04%          24.77%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1998. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stock that trades at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then price of the company's stock may fall or may not approach the value that we have placed on it.

We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks.

Smaller companies. We may invest in smaller companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may therefore be more vulnerable to adverse developments than those of larger companies.

Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S.
  companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in U.S. companies.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

For Putnam VT Money Market Fund, we may invest in money market instruments of foreign issuers that are denominated in U.S. dollars.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

Fixed-income investments. Fixed-income securities, which typically pay an unchanging rate of interest or dividends, include bonds and other debt. Each of the funds may invest in fixed-income securities. The value of a fixed-income investment may fall as a result of factors directly relating to the issuer of the security, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting not just the issuer, but other issuers, such as increases in production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, these investments before their maturity date. If an issuer "calls" its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

For Putnam VT Money Market Fund, average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments. Some investments have an interest rate that changes based on a market interest rate, and allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period in which payment could be demanded. Because the interest rate on these investments can change as market interest rates change, these investments are unlikely to be able to lock in favorable longer term interest rates.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower-credit risk.

For Putnam VT Money Market Fund, we buy only high quality investments.
These are:

* rated in one of the two highest categories by at least two nationally recognized rating services,

* rated by one rating service in one of the service's two highest categories (if only one rating service has provided a rating), or

* unrated investments that we determine are of equivalent quality.

If an issuer of a note does not have the credit rating usually required by the fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. The main risk of investments backed by a letter of credit is that the entity issuing the letter of credit will be unable to fulfill its obligations to the fund.

Insurance. We have bought liability insurance that insures the fund against a decrease in the value of its investments arising from the issuer's default or bankruptcy. The insurance covers most of the fund's investments, other than U.S. government securities. The insurance does not guarantee or ensure that the fund will be able to maintain a stable net asset value of $1.00 per share. The maximum total coverage for the fund is $30 million, with a deductible for each loss of $1 million or 0.30% of the fund's net assets, whichever is less. The $30 million maximum coverage is shared with four other Putnam money market funds. Recovery under the insurance is subject to certain conditions, including the condition that the other Putnam money market funds have not previously exhausted the insurance coverage, and the insurance might not be renewed when it expires.

Money market instruments. These include certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. For VT Money Market Fund, we buy bankers acceptances only if they are issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified.

Illiquid securities. We may invest up to 15% of a fund's assets (10% for Putnam VT Money Market Fund) in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell a fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, the fund may use derivatives to increase or decrease its exposure to long- or short-term interest rates (in the United States or abroad). However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The funds depend on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses .

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations . For further information about the risks of derivatives, see the Trust's statement of additional information (SAI).

Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.


Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):


Putnam VT Global Growth Fund           0.61%
Putnam VT Growth and Income Fund       0.46%
Putnam VT Money Market Fund            0.41%
Putnam VT New Value Fund               0.70%

The following funds paid Putnam Management a quarterly management fee for these services at the annual rate of:

Putnam VT Growth Opportunities Fund: 0.70% of the first 500 million of average net assets, 0.60% of the next 500 million, 0.55% of the next 500 million, 0.50% of the next 5 billion, 0.475% of the next 5 billion, 0.455% of the next 5 billion, 0.44% of the next 5 billion, 0.43% of the next 5 billion and 0.42% of any excess thereafter.

The following officers of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.


Fund name                   Year      Business experience (at least 5 years)
Putnam VT Global
Growth Fund
Robert J. Swift            1996     1995-Present             Putnam Management
Managing Director                   Prior to August          IAI International/Hill
                                    1995                     Samuel Investment Advisors

Kelly A. Morgan            1997     1996-Present             Putnam Management
Managing Director                   Prior to December 1996   Alliance Capital
                                                             Management L.P.

Lisa H. Svensson           1998     1994-Present             Putnam Management
Senior Vice President               Prior to July 1994       Lord Abbett & Co.

Manuel Weiss               1998     1987-Present             Putnam Management
Senior Vice President

Stephen P. Dexter          2000     1999-Present             Putnam Management
Senior Vice President               Prior to June 1999       Scudder Kemper Inc.

Putnam VT Growth and Income Fund
David L. King              1993     1983-Present             Putnam Management
Managing Director

Hugh H. Mullin             1998     1986-Present             Putnam Management
Senior Vice President

Sheldon N. Simon           1997     1984-Present             Putnam Management
Senior Vice President

Putnam VT Growth Opportunities Fund
C. Beth Cotner             2000     1995-Present             Putnam Management
Managing Director                   Prior to September 1995  Kemper Financial Services

Jeffery R. Lindsey         2000     1994-Present             Putnam Management
Senior Vice President

David J. Santos            2000     1986-Present             Putnam Management
Senior Vice President

Putnam VT New Value Fund
David L. King              1996     1983-Present             Putnam Management
Managing Director


How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam
Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam
Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual
Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order, except that, in the case of Putnam VT
Money Market Fund, purchases will not be affected until the next determination of net asset value after federal funds have been made available to the Trust. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Mutual Funds compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class
IB shares for providing services to their contract holders investing in the Trust.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities
Dealers, Inc.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The
NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock
Exchange each day the exchange is open.

Each fund (other than Putnam VT Money Market Fund) values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Putnam VT Money Market Fund values all of its investments at amortized cost.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments
(other than Putnam VT Money Market Fund) occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund (other than Putnam VT Money Market Fund) will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Putnam VT Money Market Fund will declare a dividend of its net investment income daily and distribute such dividend monthly. Each month's distributions will be paid on the first business day of the next month. Since the net income of Putnam VT Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 immediately after each determination and dividend declaration.


Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date, except that with respect to Putnam VT Money Market Fund, distributions are reinvested using the net asset value determined on the day following the distribution payment date.
Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts.
However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.






Financial Highlights

                   Investment Operations                                                     Less Distributions:

                  Net Asset                   Net Realized                             From net     In excess of
                    Value,        Net        and Unrealized   Total from  From net     Realized     Net Realized     From
                  Beginning    Investment    Gain (Loss) on   Investment  Investment    Gain on       Gain on      Return of
Period ended      of Period   Income (Loss)    Investments    operations  Income      Investments    Investments    Capital
Putnam VT Global Growth Fund
1999             $20.28      $(.10)(a)       $12.08          $11.98     $(.08)        $(1.77)       $--            $--
1998***           18.03       (.05)(a)         2.30            2.25        --             --         --             --
Putnam VT Growth and Income Fund
1999             $28.75       $.41(a)          $.04            $.45     $(.41)        $(2.04)       $--            $--
1998***           28.02        .26(a)           .47             .73        --             --         --             --
Putnam VT Money Market Fund
1999              $1.00     $.0460              $--          $.0460   $(.0460)           $--        $--            $--
1998***            1.00      .0338(a)            --           .0338    (.0338)            --         --             --
Putnam VT New Value Fund
1999             $12.02       $.17(a)         $(.13)           $.04       $--          $(.21)       $--            $--
1998***           11.91        .13(a)           .13             .26      (.13)          (.02)        --             --





                                                    Total                                            Ratio of
                                                  Investment                       Ratio of       Net Investment
                                     Net Asset     Return at      Net Assets      Expenses to    Income (Loss) to
                        Total        Value, End    Net Asset     End of Period    Average Net       Average Net    Portfolio
                    Distributions    of Period    Value(%)(b)   (in thousands)    Assets(%)(c)       Assets(%)    Turnover (%)
Putnam VT Global Growth Fund
1999                  $(1.85)          $30.41        64.56          $28,909          .88               (.43)         154.88
1998***                   --            20.28        12.48*             823          .59*              (.34)*        164.56
Putnam VT Growth and Income Fund
1999                  $(2.45)          $26.75         1.47         $162,112          .65               1.55           53.68
1998**                    --            28.75         2.61*           7,583          .49*              1.20*          63.62
Putnam VT Money Market Fund
1999                 $(.0460)           $1.00         4.66          $41,516          .64               4.61              --
1998***               (.0338)            1.00         3.42*          13,188          .46*              3.18*             --
Putnam VT New Value Fund
1999                   $(.21)          $11.85          .26           $9,541          .95               1.43           98.21
1998***                 (.15)           12.02         2.28*             414          .65*              1.26*         130.96




  * Not annualized.

 ** For the period April 6, 1998 (commencement of operations) to December 31, 1998.

*** For the period April 30, 1998 (commencement of operations) to December 31, 1998.


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment.


(c) Includes amounts paid through expense offset and brokerage service arrangements.





For more information
about the funds of Putnam Variable Trust



The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1- 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section , Washington, D.C. 20549- 0102. You may need to refer to the fund's file number.


Putnam INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109


1-800- 225-1581


Address correspondence to
Putnam Investor Services


P.O. Box 989


Boston, Massachusetts 02103

www.putnaminv.com

File No. 811-5346




------------------ COMPARISON OF FOOTERS ------------------

-FOOTER 1-


16





Prospectus
April 30, 2000

Putnam Variable Trust
Class IB Shares

Growth Funds
Putnam VT New Opportunities Fund
Putnam VT Voyager Fund
Growth and Income Funds
Putnam VT Growth and Income Fund

This prospectus explains what you should know about the funds in Putnam Variable Trust listed above, which are available for purchase by separate accounts of insurance companies.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

2 Fund summaries (including Goal, Main investment strategies, Main risks and Performance Information)

 4  What are the funds' main investment strategies and related risks?

 6  Who manages the funds?

 6  How to buy and sell fund shares

 7  Distribution Plan

 7  How do the funds price their shares?

 7  Fund distributions and taxes

 8  Financial highlights


Fund summaries

The following summaries identify each fund's goal, main investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. Each summary also contains performance information that provides some indication of each fund's risks. The chart contained in each summary shows year-to-year changes in the performance of the fund's Class IB shares. A table following each chart compares the fund's performance to that of broad measures of market performance. Of course, a fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

Class IB performance for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund, and for the period prior to April 30, 1998 for Putnam VT New Opportunities Fund and Putnam VT Voyager Fund are based upon the performance of class IA shares of the fund (not offered in this prospectus), adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.15%.

More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in any of the funds. A fund may not achieve its goal, and none of the funds is intended as a complete investment program. An investment in any fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

PUTNAM VT GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES - VALUE STOCKS

We invest mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: Vertical bar chart CALENDAR YEAR
TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES


1990                      1.81%
1991                     18.87%
1992                      9.59%
1993                     14.09%
1994                      0.20%
1995                     36.51%
1996                     21.73%
1997                     23.96%
1998                     15.29%
1999                      1.47%

Year-to-date performance through 3/31/2000 was -1.80%. During the periods shown in the bar chart, the highest return for a quarter was 16.59% (quarter ending 12/31/98) and the lowest return for a quarter was -10.16% (quarter ending 9/30/99).

Average annual total returns (for periods ending 12/31/99)


                              Past            Past           Past
                            1 year         5 years       10 years

Class IB                     1.47%          19.23%         13.83%
S&P 500 Index               21.04%          28.56%         18.21%

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

PUTNAM VT NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that we believe have high growth potential. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. The growth sectors we currently target include communications, media/entertainment, medical technology/cost containment, industrial and environmental services, applied/advanced technology, financial services, consumer products and services and business services. We invest in companies of all sizes.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a limited group of market sectors. The vulnerability of the fund to factors affecting the sectors chosen may be significantly greater than that of a fund that invests in a broader range of sectors and may result in greater fund losses and volatility.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: Vertical bar chart CALENDAR YEAR
TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1995                     44.65%
1996                     10.01%
1997                     23.10%
1998                     24.22%
1999                     69.10%

Year-to-date performance through 3/31/2000 was 15.27%. During the periods shown in the bar chart, the highest return for a quarter was 49.43% (quarter ending 12/31/99) and the lowest return for a quarter was -18.85% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/99)

                                                                 Since
                                      Past         Past      Inception
                                    1 year      5 years        (5/2/94)

Class IB                            69.10%       32.69%         30.17%
Russell Midcap Growth Index         18.23%       21.86%         24.61%
S&P 500 Index                       21.04%       28.56%         25.66%

The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. The Russell Midcap Growth Index has been added because Putnam Management believes this index is an appropriate index against which to compare the fund's performance.

PUTNAM VT VOYAGER FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS

We invest mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in a company's earnings may lead to an increase in the price of its stock. We invest in companies of all sizes.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: Vertical bar chart CALENDAR YEAR
TOTAL RETURNS FOR CLASS IB SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IB SHARES

1990                     -2.18%
1991                     45.87%
1992                     10.19%
1993                     18.92%
1994                      0.89%
1995                     40.46%
1996                     12.80%
1997                     26.33%
1998                     24.19%
1999                     58.01%

Year-to-date performance through 3/31/2000 was 10.80%. During the periods shown in the bar chart, the highest return for a quarter was 41.32% (quarter ending 12/31/99) and the lowest return for a quarter was -17.39% (quarter ending 9/30/90).

Average annual total returns (for periods ending 12/31/99)

                              Past            Past           Past
                            1 year         5 years       10 years

Class IB                    58.01%          31.47%         22.14%
Russell Midcap
Growth Index                51.29%          28.03%         18.96%
S&P 500 Index               21.04%          28.56%         18.21%

The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund's performance is also compared to to the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also included on the Russell 1000 Growth Index. The Russell Midcap Growth Index has been added because Putnam Management believes this index is an appropriate index against which to compare the fund's performance.

What are the funds' main investment strategies and related risks?

We generally manage the funds in styles similar to certain funds in the retail Putnam family of funds. However, the counterpart funds will not have identical portfolios or investment results, since we may employ different investment practices and invest in different securities for them.

Any investment carries with it some level of risk that generally reflects its potential for reward. This section provides additional information on the investment strategies and related risks that are identified for each fund in "Fund summaries" at the beginning of this prospectus and discusses investment strategies and related risks that are common to a number of the funds. Not every investment strategy listed below applies to each fund. Please refer to your fund's strategy in the Fund summaries section to determine which risks apply to your fund.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

We may purchase stock that trades at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

Companies whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then price of the company's stock may fall or may not approach the value that we have placed on it.

We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks.

Smaller companies. We may invest in smaller companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may therefore be more vulnerable to adverse developments than those of larger companies.

Foreign investments. Each of the funds may invest in securities of foreign issuers. Foreign investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S.
  companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid
  (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in U.S. companies.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives which may be subject to other risks as described in the SAI.

Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The Trust's Trustees may change any of the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):


Putnam VT Fund
                                                Management
                                                   Fees
Putnam VT Global Growth Fund                      0.61%
Putnam VT New Opportunities Fund                  0.54%
Putnam VT Voyager Fund                            0.53%

The following officers of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.


Fund name                   Year      Business experience (at least 5 years)
Putnam VT Growth and Income Fund
David L. King              1993       1983-Present             Putnam Management
Managing Director

Hugh H. Mullin             1998       1986-Present             Putnam Management
Senior Vice President

Sheldon N. Simon           1997       1984-Present             Putnam Management
Senior Vice President

Putnam VT New Opportunities Fund
Daniel L. Miller           1994       1983-Present             Putnam Management
Managing Director

Jeffrey R. Lindsey         1999       1994-Present             Putnam Management
Senior Vice President

Kenneth Lang               1999       1997-Present             Putnam Management
Vice President                        Prior to April 1997      Montgomery Securities

Putnam VT Voyager Fund
Robert R. Beck             1995       1989-Present             Putnam Management
Managing Director

Roland W. Gillis           1995       1995- Present            Putnam Management
Managing Director                     Prior to March 1995      Keystone Custodian
                                                               Funds, Inc.

Michael P. Stack
Senior Vice President      1997       1997- Present            Putnam Management
                                      Prior to November 1997   Independence Investment
                                                               Associates, Inc.

Charles H. Swanberg
Senior Vice President      1994       1984-Present             Putnam Management

Paul Marrkand
Senior Vice President      2000       1987-Present             Putnam Management


How to buy and sell fund shares

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. Certain funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

Distribution Plan

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Mutual Funds compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How do the funds price their shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

Each fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the funds' annual report to shareholders, which is available upon request.





Financial Highlights
                   Investment Operations                                                                  Less Distributions:
               Net Asset                       Net Realized                                From net     In excess of
                 Value,          Net          and Unrealized     Total from    From net    Realized     Net Realized      From
               Beginning      Investment      Gain (Loss) on     Investment   Investment   Gain on       Gain on     Return of
Period ended   of Period     Income (Loss)      Investments      operations     Income    Investments   Investments    Capital
Putnam VT Growth and Income Fund
1999             $28.75        $.41(a)            $.04              $.45        $(.41)      $(2.04)         $--          $--
1998**            28.02         .26(a)             .47               .73           --           --           --           --

Putnam VT New Opportunities Fund
1999             $26.04       $(.15)(a)         $17.92            $17.77          $--        $(.37)         $--          $--
1998***           23.94        (.05)(a)           2.15              2.10           --           --           --           --

Putnam VT Voyager Fund
1999             $45.81       $(.10)(a)         $24.62            $24.52        $(.05)       $4.17          $--          $--
1998***           41.55        (.01)(a)           4.27              4.26           --           --           --           --




                                                Total                                            Ratio of Net
                                              Investment                        Ratio of          Investment
                                Net Asset     Return at        Net Assets      Expenses to     Income (Loss) to
                  Total        Value, End     Net Asset      End of Period     Average Net       Average Net       Portfolio
              Distributions     of Period     Value(%)(b)    (in thousands)    Assets(%)(c)       Assets(%)       Turnover (%)
Putnam VT Growth and Income Fund
1999             $(2.45)         $26.75          1.47           $162,112           .65                1.55            53.68
1998****             --           28.75          2.61*             7,583           .49*               1.20*           63.62

Putnam VT New Opportunities Fund
1999              $(.37)         $43.44         69.10            $62,977           .74                (.47)           71.14
1998**               --           26.04          8.77*             1,359           .51*               (.25)*          59.75

Putnam VT New Value Fund
1999              $(.21)         $11.85           .26             $9,541           .95                1.43            98.21
1998***            (.15)          12.02          2.28*               414           .65*               1.26*          130.96

Putnam VT Voyager Fund
1999             $(4.22)         $66.11         58.01           $155,889           .72                (.21)           85.13
1998***              --           45.81         10.25*             4,332           .49*               (.04)*          62.99



  * Not annualized.

 ** For the period April 6, 1998 (commencement of operations) to December 31, 1998.

*** For the period April 30, 1998 (commencement of operations) to December 31, 1998.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.


For more information
about the funds of Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the funds' last fiscal year. You may get free copies of these materials, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston, Massachusetts 02103

www.putnaminv.com

File No. 811-5346






PUTNAM VARIABLE TRUST


Putnam VT American Government Income Fund
Putnam VT Asia Pacific Growth Fund
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund


                                 FORM N-1A
                                   PART B

                 STATEMENT OF ADDITIONAL INFORMATION ("SAI")


                              April 30,  2000

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectuses of the Trust dated April 30,
2000, as revised from time to time.   This SAI contains information which
may be useful to investors but which is not included in the prospectus. If the Trust has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the Trust's prospectuses, unless otherwise noted. The SAI should be read together with the
applicable prospectus.   Certain disclosure has been incorporated by
reference from the Trust's annual report. For a free copy of the Trust's annual report or prospectus , call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about each fund. Part II includes information about all of the funds.


                           Table of Contents


Part I

TRUST ORGANIZATION AND CLASSIFICATION                               I-3

INVESTMENT RESTRICTIONS                                             I-4

CHARGES AND EXPENSES                                                I-8

INVESTMENT PERFORMANCE                                             I-29

ADDITIONAL OFFICERS                                                I-31

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                   I-34

Part II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS          II-1

TAXES                                                             II-22

MANAGEMENT                                                        II-23

DETERMINATION OF NET ASSET VALUE                                  II-31

DISTRIBUTION PLAN                                                 II-32

SUSPENSION OF REDEMPTIONS                                         II-33

SHAREHOLDER LIABILITY                                             II-33

STANDARD PERFORMANCE MEASURES                                     II-33

COMPARISON OF PORTFOLIO PERFORMANCE                               II-34

SECURITIES RATINGS                                                II-39

DEFINITIONS                                                       II-44


                         PUTNAM VARIABLE TRUST


                                SAI


TRUST ORGANIZATION AND CLASSIFICATION


Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 1, 1997, the Trust was known as Putnam Capital Manager Trust and each of its series then in existence was designated PCM, rather than Putnam VT . Prior to April 30, 1999, Putnam VT Income Fund was known as Putnam VT U.S. Government and High Quality Bond Fund.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into twenty- four series of shares, each representing a separate investment portfolio which is being offered to separate accounts of various insurance companies.

Any series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each series are currently divided into two classes: class IA shares and class IB shares. Class IB shares are subject to fees imposed pursuant to a distribution plan. The funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.


The two classes of shares are offered under a multiple class distribution system approved by the Trust's Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. The insurance company issuing a variable contract selects the class of shares in which the separate account funding the contract invests.

Each share has one vote, with fractional shares voting proportionately. Shares vote as a single class without regard to series or classes of shares except (i) when required by the 1940 Act, or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only the shareholders of such series or class shall be entitled to vote. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the funds may only be purchased by an insurance company separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company separate account how to vote the fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.


Each fund is a diversified investment company, except for Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund, each of which is a non-diversified investment company.


INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed as to any fund without a vote of a majority of the outstanding voting securities of that fund, the Trust may not and will not take any of the following actions with respect to that fund:


(1)(a) (All funds except Putnam American Government Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund and Putnam VT Voyager
Fund) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.


(1)(b) (Putnam VT Voyager Fund) Borrow more than 50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices.


(1)(c) (Putnam American Government Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund and Putnam VT Small Cap Value Fund) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.


(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) (All funds except Putnam VT Research Fund) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(4)(b) (Putnam VT Research Fund) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.

(5)(a) (All funds except Putnam American Government Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund and Putnam VT Small Cap Value
Fund) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(5)(b) (Putnam American Government Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam Investors Fund, Putnam OTC & Emerging Growth Fund, Putnam VT Research Fund and Putnam Small Cap Value Fund) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam Funds), by entering into repurchase agreements, or by lending its portfolio securities.


(6)(a) (All funds except Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(6)(b) (Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7)(a) (All funds except Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(7)(b) (Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry; except that Putnam VT Utilities Growth and Income Fund may invest more than 25% of its assets in any of the public utilities industries and Putnam VT Health Sciences Fund may invest more than 25% of its assets in companies that Putnam Management determines are principally engaged in the health sciences industries; and except that Putnam VT Money Market Fund may invest up to 100% of its assets (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries when in the opinion of management yield differentials make such investments desirable, or (iii) any combination of these.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund or the Trust means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund or the Trust, as the case may be, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


The following non-fundamental policies may be changed without shareholder approval:

(1) Each fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.

(2) (For Putnam VT American Government Fund only) We normally invest at least 65% of the fund's total assets in U.S. government securities. We may invest up to 35% of the fund's total assets in mortgage-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality.

(3) (For Putnam VT Asia Pacific Growth Fund only) Geographic focus. The fund considers the following to be "Asian or Pacific Basin" companies

* companies organized under the laws of an Asian or a Pacific Basin country with a principal office in an Asian or a Pacific Basin country,

* companies that earn 50% or more of their total revenues from business in Asia or the Pacific Basin, or

* companies whose common stock is traded principally on a securities exchange in Asia or the Pacific Basin.

The fund anticipates that under normal market conditions it will invest 85% of its assets in Asian or Pacific Basin companies and at least 65% of its assets will be invested in securities of issuers that meet at least one of the first two criteria listed above.

Asian and Pacific Basin countries may include, for example, Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, Taiwan and Thailand.

(4) (For Putnam VT Diversified Income Fund only) The fund may not invest less than 15% of its net assets in U.S. government securities.

(5) (For Putnam VT The George Putnam Fund of Boston only) The fund will not usually invest more than 75% of its assets in stocks and that portion of the value of convertible securities attributable to conversion rights, although it may occasionally do so.

(6) (For Putnam Global Growth Fund only) The fund normally invests at least 65% of its total assets in equity securities of companies located in at least three different countries, one of which may be the United States.

(7) (For Putnam Health Sciences Fund only). The fund invests at least 80% of its assets (other than assets invested in U.S. government securities, short-term debt obligations and cash or money market instruments) in common stocks and other securities of companies in the health sciences industries, except when Putnam Management believes alternative strategies are appropriate to protect the fund against a market decline.

(8) (For Putnam VT High Yield Fund) Normally the fund invests at least 80% of its assets in debt securities, convertible securities or preferred stock that are consistent with the fund's primary investment objective of high current income.

(9) (For Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund and Putnam VT International New Opportunities Fund
only) We normally invest at least 65% of the fund's total assets in equity securities of companies located in at least three countries other than the United States.

(10) (For Putnam VT OTC & Emerging Growth Fund only) The fund normally invests at least 65% of its total assets in common stocks traded in the over-the-counter (OTC) market and common stocks of "emerging growth" companies listed on securities exchanges.

(11) (For Putnam VT Utilities Growth and Income Fund only) The fund normally invests at least 65% of its total assets in equity and debt securities of companies that, in Putnam Management's view, derive at least 50% of their assets, revenues or profits from producing or distributing electric, gas or other types of energy, supplying water, or providing telecommunications services such as telephone, microwave or other media (but not public broadcasting or cable television).

(12) (For Putnam VT Diversified Income Fund only) We normally invest 15% - 65% of the fund's net assets in each sector described in the prospectus. We consider the following companies to be foreign companies:

* companies domiciled outside the United States, or

* companies whose principal operations are located outside the United States.


All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

            ------------------------------------------------

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated October 2, 1987, as most recently supplemented November 8, 1999, each fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of:

Putnam VT International New Opportunities Fund:

1.00% of the first $500 million of average net assets;
0.90% of the next $500 million;
0.85% of the next $500 million;
0.80% of the next $5 billion;
0.775% of the next $5 billion;
0.755% of the next $5 billion;
0.74% of the next $5 billion; and
0.73% of any excess thereafter.

Putnam VT Asia Pacific Growth Fund, Putnam VT Global Growth Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, and Putnam VT Small Cap Value Fund:

0.80% of the first $500 million of average net assets;
0.70% of the next $500 million;
0.65% of the next $500 million;
0.60% of the next $5 billion;
0.575% of the next $5 billion;
0.555% of the next $5 billion;
0.54% of the next $5 billion; and
0.53% of any excess thereafter.

Putnam VT Growth Opportunities Fund:

0.70% of the first $500 million of average net assets;
0.60% of the next $500 million;
0.55% of the next $500 million;
0.50% of the next $5 billion;
0.475% of the next $5 billion;
0.455% of the next $5 billion;
0.44% of the next $5 billion;
0.43% of the next $5 billion; and
0.42% of any excess thereafter.

Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Voyager Fund and Putnam VT OTC Emerging Growth
Fund:

0.70% of the first $500 million of average net assets;
0.60% of the next $500 million;
0.55% of the next $500 million;
0.50% of the next $5 billion;
0.475% of the next $5 billion;
0.455% of the next $5 billion;
0.44% of the next $5 billion; and
0.43% of any excess thereafter.

Putnam VT American Government Income Fund:

0.65% of the first $500 million of average net assets;
0.55% of the next $500 million;
0.50% of the next $500 million;
0.45% of the next $5 billion;
0.425% of the next $5 billion;
0.405% of the next $5 billion;
0.39% of the next $5 billion;
0.38% of the next $5 billion;
0.37% of the next $5 billion;
0.36% of the next $5 billion;
0.35% of the next $5 billion; and
0.34% of any excess thereafter.

Putnam VT Growth and Income Fund, Putnam VT Income Fund, Putnam VT Vista Fund, Putnam VT Investors Fund, Putnam VT The George Putnam Fund of Boston and Putnam VT Research Fund:

0.65% of the first $500 million of average net assets;
0.55% of the next $500 million;
0.50% of the next $500 million;
0.45% of the next $5 billion;
0.425% of the next $5 billion;
0.405% of the next $5 billion;
0.39% of the next $5 billion; and
0.38% of any excess thereafter.

Putnam VT Money Market Fund:

0.45% of the first $500 million of average net assets;
0.35% of the next $500 million;
0.30% of the next $500 million;
0.25% of the next $5 billion;
0.225% of the next $5 billion;
0.205% of the next $5 billion;
0.19% of the next $5 billion; and
0.18% of any excess thereafter.

    For the past three fiscal years, pursuant to the Management Contract (and a management contract in effect prior to July 1, 1999, under which the management fee payable to Putnam Management for Putnam VT International New Opportunities was paid at the rate of 1.20% of the first $500 million of average net assets; 1.10% of the next $500 million; 1.05% of the next $500 million; 1.00% of the next $5 billion; 0.975% of the next $5 billion; 0.955% of the next $5 billion; 0.94% of the next $5 billion; and 0.93% of any excess thereafter and a management contract in effect prior to November 8, 1999, under which the management fee payable to Putnam Management for Putnam VT Global Growth Fund was paid at the rate of 0.60% of average net assets), each fund incurred the following fees:

                                                                 Reflecting a reduction
                                                                 in the following
                                      Fiscal     Management      amounts pursuant to
Fund name                             year       fee paid        an expense limitation
----------------------------------    ------     ----------      -----------------------
Putnam VT Asia Pacific Growth Fund     1999      $1,137,746
                                       1998        $769,751
                                       1997      $1,076,596

Putnam VT Diversified Income Fund      1999      $4,451,958
                                       1998      $4,373,212
                                       1997      $3,811,378

Putnam VT The George Putnam
Fund of Boston                         1999      $1,472,017
                                       1998+       $207,992             $133,702

Putnam VT Global Asset
Allocation Fund                        1999      $6,440,908
                                       1998      $6,476,330
                                       1997      $5,755,350

Putnam VT Global Growth Fund           1999     $13,249,535
                                       1998     $10,690,208
                                       1997      $9,366,376

Putnam VT Growth and Income Fund       1999     $47,064,877
                                       1998     $42,223,532
                                       1997     $34,012,687

Putnam VT Health Sciences Fund         1999      $1,345,233
                                       1998+       $295,300              $43,829

Putnam VT High Yield Fund              1999      $6,608,763
                                       1998      $6,936,557
                                       1997      $5,842,951

Putnam VT Income Fund                  1999      $6,048,200
                                       1998      $5,276,417
                                       1997      $4,731,739

Putnam VT International Growth Fund    1999      $3,317,297
                                       1998      $1,920,623
                                       1997*       $608,193              $55,502

Putnam VT International Growth
and Income Fund                        1999      $2,773,645
                                       1998      $2,185,230
                                       1997*       $871,531

Putnam VT International
New Opportunities Fund                 1999      $1,927,272
                                       1998      $1,488,974              $25,296
                                       1997*       $893,002             $206,574

Putnam VT Investors Fund 1999                    $3,490,704
                                       1998+       $425,193              $15,450

Putnam VT Money Market Fund            1999      $3,048,110
                                       1998      $2,267,755
                                       1997      $2,090,282

Putnam VT New Opportunities Fund       1999     $22,883,384
                                       1998     $16,639,549
                                       1997     $12,267,574

Putnam VT New Value Fund 1999                    $1,909,355
                                       1998      $1,622,770
                                       1997*       $757,486

Putnam VT OTC & Emerging Growth Fund   1999        $483,385             $115,869
                                       1998+        $62,785              $93,939

Putnam VT Research Fund  1999                      $512,755              $86,363
                                       1998++       $19,146              $28,096

Putnam VT Small Cap Value Fund         1999+++      $46,193

Putnam VT Utilities Growth
and Income Fund                        1999      $6,510,389
                                       1998      $5,824,579
                                       1997      $4,703,343

Putnam VT Vista Fund                   1999      $2,459,639
                                       1998      $1,526,540
                                       1997*       $600,249

Putnam VT Voyager Fund                 1999     $34,843,021
                                       1998     $26,815,677
                                       1997     $21,134,308

* Commencement of operations January 2, 1997
* Commencement of operations April 30, 1998
* Commencement of operations September 30, 1998
* Commencement of operations April 30, 1999

Expense limitation. In order to limit Putnam VT American Government Income Fund's expenses, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses of the fund) through December 31, 2000 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, and deferred extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

                                                  Fiscal         Brokerage
Fund name                                          year          commissions
-------------------------------------------       ------         -----------------
Putnam VT Asia Pacific Growth Fund                 1999              $987,378
                                                   1998              $567,025
                                                   1997              $679,699

Putnam VT Diversified Income Fund                  1999               $51,146
                                                   1998               $24,354
                                                   1997               $32,813

Putnam VT The George Putnam Fund of Boston         1999              $336,485
                                                   1998**             $59,761

Putnam VT Global Asset Allocation Fund             1999            $1,251,384
                                                   1998            $1,315,749
                                                   1997            $1,043,014

Putnam VT Global Growth Fund                       1999             9,490,488
                                                   1998            $9,323,318
                                                   1997            $8,339,967

Putnam VT Growth and Income                        1999           $10,640,457
                                                   1998            $9,816,504
                                                   1997            $8,609,589

Putnam VT Health Sciences Fund                     1999              $323,763
                                                   1998**             $71,364

Putnam VT High Yield Fund                          1999              $118,697
                                                   1998                  $687
                                                   1997                $9,384

Putnam VT Income Fund                              1999              $766,612
                                                   1998               $64,214
                                                   1997               $85,584

Putnam VT International Growth Fund                1999            $1,989,539
                                                   1998            $1,195,025
                                                   1997*             $553,235

Putnam VT International Growth
and Income Fund                                    1999            $1,278,301
                                                   1998              $788,632
                                                   1997*             $659,464

Putnam VT International New
Opportunities Fund                                 1999            $1,632,088
                                                   1998              $870,433
                                                   1997*             $733,380

Putnam VT Investors Fund                           1999              $641,643
                                                   1998**            $153,269

Putnam VT Money Market                             1999                  $300
                                                   1998                    $0
                                                   1997                    $0

Putnam VT New Opportunities Fund                   1999            $3,275,075
                                                   1998            $2,762,099
                                                   1997            $2,268,158

Putnam VT New Value Fund                           1999              $562,716
                                                   1998              $644,506
                                                   1997              $292,442

Putnam VT OTC & Emerging Growth Fund               1999               $27,441
                                                   1998**             $11,546

Putnam VT Research Fund                            1999              $263,029
                                                   1998***            $12,374

Putnam VT Small Cap Value Fund                     1999****           $29,509

Putnam VT Utilities Growth and Income Fund         1999              $519,476
                                                   1998              $430,952
                                                   1997              $785,994

Putnam VT Vista Fund                               1999              $733,659
                                                   1998              $450,722
                                                   1997*             $174,221

Putnam VT Voyager Fund                             1999            $8,097,663
                                                   1998            $5,065,820
                                                   1997            $3,624,594

   * Commencement of operations January 2, 1997.

  ** Commencement of operations April 30, 1998.

 *** Commencement of operations September 30, 1998.

**** Commencement of operations April 30, 1999.


The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:


                                                                       Percentage
                                                Dollar value of         of total         Amount of
                                               these transactions     transactions       commissions
Putnam VT Asia Pacific Growth Fund                $373,190,298           84.96%            $901,396
Putnam VT Diversified Income Fund                           --            0.00%                  --
Putnam VT The George Putnam Fund of Boston         120,923,020           29.98%             149,772
Putnam VT Global Asset Allocation Fund             675,622,794           13.12%             883,013
Putnam VT Global Growth Fund                     4,817,209,398           83.17%           8,487,540
Putnam VT Growth and Income Fund                 5,255,686,869           48.87%           5,530,345
Putnam VT Health Sciences Fund                     136,984,250           38.01%             172,960
Putnam VT High Yield Fund                                   --            0.00%                  --
Putnam VT Income Fund                                       --            0.00%                  --
Putnam VT International Growth Fund                862,624,153           89.65%           1,815,127
Putnam VT International Growth and Income          526,921,588           84.54%           1,158,134
Putnam VT International New Opportunities Fund     670,385,541           90.00%           1,511,304
Putnam VT Investors Fund                           525,012,316           42.61%             434,005
Putnam VT Money Market Fund                                 --              --                   --
Putnam VT New Opportunities Fund                 1,532,086,260           41.72%           1,685,261
Putnam VT New Value Fund                           222,969,817           42.45%             274,830
Putnam VT OTC & Emerging Growth Fund                 6,904,278           10.73%               9,601
Putnam VT Research Fund                            111,115,277           36.60%             121,564
Putnam VT Small Cap Value Fund                       3,074,339           19.75%              10,591
Putnam VT Utilities Growth and Income Fund         202,080,623           47.88%             303,337
Putnam VT Vista Fund                               451,740,279           59.49%             571,210
Putnam VT Voyager Fund                           3,375,495,309           40.13%           4,071,932


Administrative expense reimbursement

Each fund reimbursed Putnam Management for administraive services during fiscal 1999, including compensation of certain fund officers and contributions to the Putnam Investments, Inc. Profit Sharing Retirement Plan for their benefit, as follows:

                                                                    Portion of total
                                                                    reimbursement for
                                                   Total            compensation and
                                               reimbursement          contributions
Putnam VT Asia Pacific Growth Fund                 $6,609                $5,349
Putnam VT Diversified Income Fund                 $10,735                $8,688
Putnam VT The George Putnam Fund of Boston         $7,137                $5,776
Putnam VT Global Asset Allocation Fund            $16,080               $13,014
Putnam VT Global Growth Fund                      $21,487               $17,390
Putnam VT Growth and Income Fund                  $39,787               $32,201
Putnam VT Health Sciences Fund                     $7,447                $6,027
Putnam VT High Yield Fund                         $14,877               $12,040
Putnam VT Income Fund    $19,839                  $16,056
Putnam VT International Growth Fund                $7,517                $6,084
Putnam VT International Growth and Income          $7,425                $6,009
Putnam VT International New Opportunities Fund     $7,177                $5,809
Putnam VT Investors Fund $9,529                    $7,712
Putnam VT Money Market Fund                        $9,674                $7,830
Putnam VT New Opportunities Fund                  $33,176               $26,851
Putnam VT New Value Fund $6,715                    $5,435
Putnam VT OTC & Emerging Growth Fund               $5,602                $4,534
Putnam VT Research Fund  $5,484                    $4,438
Putnam VT Small Cap Value Fund                       $351                  $284
Putnam VT Utilities Growth and Income Fund        $14,783               $11,964
Putnam VT Vista Fund                               $6,846                $5,541
Putnam VT Voyager Fund                            $36,260               $29,346

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The Trust pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds the fees paid to each Trustee by each Putnam VT fund for fiscal 1999 (except for Putnam VT American Government Income Fund and Putnam VT Growth Opportunities Fund for which fees expected to be paid for the first full fiscal year are shown), and the fees paid to each Trustee by all of the Putnam funds for the year ended December 31, 1999:



COMPENSATION TABLE

Aggregate compensation (1) from:



                                 Putnam VT     Putnam VT     Putnam VT The      Putnam VT         Putnam VT          Putnam VT
                               Asia Pacific   Diversified   George Putnam      Global Asset     Global Growth       Growth and
Trustee/Year                    Growth Fund   Income Fund   Fund of Boston   Allocation Fund        Fund            Income Fund

Jameson A. Baxter/1994 (4)         $805          $1,105          $602             $1,143            $2,178            $5,559
Hans H. Estin/1972                  800           1,099           598              1,137             2,167             5,533
John A. Hill/1985 (4)(5)            856           1,249           661              1,342             2,602             7,469
Ronald J. Jackson/1996 (4)          809           1,111           605              1,148             2,189             5,591
Paul L. Joskow/1997 (4)             805           1,105           602              1,143             2,178             5,559
Elizabeth T. Kennan/1992            800           1,099           598              1,137             2,167             5,533
Lawrence J. Lasser/1992             796           1,093           595              1,130             2,155             5,507
John H. Mullin, III/1997(4)         819           1,125           612              1,163             2,217             5,665
Robert E. Patterson/1984            801           1,102           600              1,138             2,170             5,533
William F. Pounds/1971(5)           830           1,213           642              1,305             2,533             7,283
George Putnam/1957                  800           1,099           598              1,137             2,167             5,533
George Putnam, III/1984             800           1,099           598              1,137             2,167             5,533
A.J.C. Smith/1986                   792           1,087           591              1,124             2,143             5,481
W. Thomas Stephens(4)               792           1,087           591              1,124             2,144             5,480
W. Nicholas Thorndike/1992          796           1,094           595              1,131             2,151             5,508


COMPENSATION TABLE (continued)

Aggregate compensation (1) from:

                                                                                                        Putnam VT
                                Putnam VT                                                Putnam VT    International
                                 Health      Putnam VT                   Putnam VT     International       New          Putnam VT
                                Sciences    High Yield    Putnam VT    International     Growth and    Opportunities    Investors
Trustee/Year                      Fund         Fund      Income Fund     Growth Fund    Income Fund        Fund            Fund

Jameson A. Baxter/1994 (4)        $708       $1,571        $1,325          $923              $943          $816            $701
Hans H. Estin/1972                 704        1,561         1,317           919               939           812             697
John A. Hill/1985 (4)(5)           763        1,763         1,533         1,023             1,031           872             822
Ronald J. Jackson/1996 (4)         711        1,577         1,330           928               948           820             704
Paul L. Joskow/1997 (4)            708        1,571         1,325           923               943           816             701
Elizabeth T. Kennan/1992           704        1,561         1,317           919               939           812             697
Lawrence J. Lasser/1992            700        1,554         1,308           914               934           808             691
John H. Mullin, III/1997(4)        721        1,597         1,347           940               960           831             713
Robert E. Patterson/1984           705        1,566         1,323           919               939           813             698
William F. Pounds/1971(5)          740        1,739         1,493           993             1,001           845             800
George Putnam/1957                 704        1,561         1,317           919               939           812             697
George Putnam, III/1984            704        1,561         1,317           919               939           812             697
A.J.C. Smith/1986                  696        1,547         1,299           909               929           803             686
W. Thomas Stephens(4)              696        1,541         1,299           910               930           804             689
W. Nicholas Thorndike/1992         700        1,554         1,311           913               929           808             691


COMPENSATION TABLE (continued)

Aggregate compensation (1) from:

                                  Putnam VT     Putnam VT   Putnam VT New     Putnam OTC &      Putnam VT     Putnam VT
                                 Money Market   New Value   Opportunities    Emerging Growth    Research      Small Cap
Trustee/Year                        Fund          Fund         Fund               Fund            Fund       Value Fund
Jameson A. Baxter/1994 (4)        $713           $682         $3,155              $566            $320           $67
Hans H. Estin/1972                 708            678          3,137               564             318            66
John A. Hill/1985 (4)(5)           859            749          3,959               597             349            76
Ronald J. Jackson/1996 (4)         716            685          3,169               570             322            67
Paul L. Joskow/1997 (4)            713            682          3,155               566             320            66
Elizabeth T. Kennan/1992           708            678          3,137               564             318            66
Lawrence J. Lasser/1992            703            674          3,118               561             315            65
John H. Mullin, III/1997(4)        724            693          3,209               577             328            68
Robert E. Patterson/1984           712            679          3,145               564             318            66
William F. Pounds/1971(5)          837            727          3,860               578             335            74
George Putnam/1957                 708            678          3,137               564             318            66
George Putnam, III/1984            708            678          3,137               564             318            66
A.J.C. Smith/1986                  698            670          3,100               558             313            64
W. Thomas Stephens(4)              699            670          3,101               558             313            64
W. Nicholas Thorndike/1992         703            674          3,118               560             314            65



COMPENSATION TABLE (continued)

Aggregate compensation (1) from:

                                 Putnam VT                                                              Total compensation
                             Utilities Growth    Putnam VT        Putnam VT          All Putnam          from all Putnam
Trustee/Year                 and Income Fund     Vista Fund     Voyager Fund          funds (2)             funds (3)
Jameson A. Baxter/1994 (4)       $1,539             $703           $4,162              $95,000             $191,000
Hans H. Estin/1972                1,529              699            4,141               95,000              190,000
John A. Hill/1985 (4)(5)          1,753              788            5,401              115,000              239,750
Ronald J. Jackson/1996 (4)        1,546              706            4,184               95,000              193,500
Paul L. Joskow/1997 (4)           1,539              703            4,162               95,000              191,000
Elizabeth T. Kennan/1992          1,529              699            4,141               95,000              190,000
Lawrence J. Lasser/1992           1,523              695            4,119               95,000              189,000
John H. Mullin, III/1997(4)       1,565              715            4,238               95,000              196,000
Robert E. Patterson/1984          1,535              700            4,146               95,000              190,250
William F. Pounds/1971(5)         1,704              766            5,265              115,000              231,000
George Putnam/1957                1,529              699            4,141               95,000              190,000
George Putnam, III/1984           1,529              699            4,141               95,000              190,000
A.J.C. Smith/1986                 1,516              691            4,098               95,000              188,000
W. Thomas Stephens(4)             1,510              691            4,098               95,000              188,000
W. Nicholas Thorndike/1992        1,523              695            4,119               95,000              190,000


COMPENSATION TABLE (continued)

Estimated Aggregate compensation (1) from:

                                Putnam VT
                                American
                                Government       Putnam VT Growth
Trustee/Year                   Income Fund       Opportunities Fund
Jameson A. Baxter/1994 (4)         $130                $280
Hans H. Estin/1972                  122                 272
John A. Hill/1985 (4)(5)            130                 301
Ronald J. Jackson/1996 (4)          131                 285
Paul L. Joskow/1997 (4)             122                 272
Elizabeth T. Kennan/1992            128                 278
Lawrence J. Lasser/1992             121                 271
John H. Mullin, III/1997(4)         127                 285
Robert E. Patterson/1984            121                 268
William F. Pounds/1971(5)           122                 280
George Putnam/1957                  121                 271
George Putnam, III/1984             121                 271
A.J.C. Smith/1986                   118                 265
W. Thomas Stephens(4)               121                 269
W. Nicholas Thorndike/1992          122                 272




[CAPTION]

COMPENSATION TABLE

Pension or retirement benefits accrued as part of fund expenses (3) from:

                                  Putnam VT                                 Putnam VT     Putnam VT
                                  American     Putnam VT     Putnam VT     The George   Global Asset    Putnam VT      Putnam VT
                                 Government   Asia Pacific   Diversified   Putnam Fund   Allocation   Global Growth   Growth and
Trustee/Year                    Income Fund   Growth Fund    Income Fund    of Boston       Fund           Fund       Income Fund

Jameson A. Baxter/1994 (4)          $0           $195            $252         $122          $268            $501        $1,482
Hans H. Estin/1972                   0            470             606          293           645           1,205         3,566
John A. Hill/1985 (4)(5)             0            234             302          146           321             601         1,777
Ronald J. Jackson/1996 (4)           0            222             286          138           304             568         1,682
Paul L. Joskow/1997 (4)              0             71              92           44            97             182           539
Elizabeth T. Kennan/1992             0            291             376          182           399             747         2,208
Lawrence J. Lasser/1992              0            222             286          139           305             569         1,685
John H. Mullin, III/1997(4)          0            107             138           67           146             274           810
Robert E. Patterson/1984             0            157             202           98           215             402         1,191
William F. Pounds/1971(5)            0            523             676          327           719           1,343         3,973
George Putnam/1957                   0            480             620          300           659           1,231         3,643
George Putnam, III/1984              0            106             137           66           146             273           807
A.J.C. Smith/1986                    0            335             432          209           460             859         2,542
W. Thomas Stephens(4)                0            100             129           62           137             256           756
W. Nicholas Thorndike/1992           0            408             527          255           560           1,047         3,098



COMPENSATION TABLE (continued)


Pension or retirement benefits accrued as part of fund expenses (3) from:

                                                                                                                    Putnam VT
                             Putnam VT                                                               Putnam VT     International
                              Growth       Putnam VT       Putnam VT                  Putnam VT    International       New
                           Opportunities     Health       High Yield   Putnam VT    International    Growth and    Opportunities
Trustee/Year                    Fund      Sciences Fund      Fund     Income Fund    Growth Fund    Income Fund        Fund
Jameson A. Baxter/1994 (4)     $0           $160             $314        $225          $230             $230          $201
Hans H. Estin/1972              0            384              757         541           554              554           483
John A. Hill/1985 (4)(5)        0            192              377         269           276              276           241
Ronald J. Jackson/1996 (4)      0            181              357         255           261              261           228
Paul L. Joskow/1997 (4)         0             58              114          82            84               84            73
Elizabeth T. Kennan/1992        0            238              469         335           343              343           299
Lawrence J. Lasser/1992         0            182              357         255           262              262           228
John H. Mullin, III/1997(4)     0             87              172         123           126              126           110
Robert E. Patterson/1984        0            128              253         181           185              185           161
William F. Pounds/1971(5)       0            428              843         603           617              617           538
George Putnam/1957              0            393              773         552           566              566           493
George Putnam, III/1984         0             87              171         122           125              125           109
A.J.C. Smith/1986               0            274              539         385           395              395           344
W. Thomas Stephens(4)           0             82              160         115           117              117           102
W. Nicholas Thorndike/1992      0            334              657         470           481              481           420



COMPENSATION TABLE (continued)

Pension or retirement benefits accrued as part of fund expenses (3) from:


                                                                                      Putnam VT
                          Putnam VT      Putnam VT     Putnam VT   Putnam VT New        OTC &                       Putnam VT
                          Investors    Money Market    New Value   Opportunities      Emerging       Putnam VT      Small Cap
Trustee/Year                 Fund          Fund          Fund          Fund          Growth Fund   Research Fund    Value Fund
Jameson A. Baxter/1994 (4)    $141         $114          $152          $674             $141            $27             $0
Hans H. Estin/1972             339          274           365         1,623              339             66              0
John A. Hill/1985 (4)(5)       169          136           182           809              169             33              0
Ronald J. Jackson/1996 (4)     160          129           172           765              160             31              0
Paul L. Joskow/1997 (4)         51           41            55           245               51             10              0
Elizabeth T. Kennan/1992       210          169           226         1,005              210             41              0
Lawrence J. Lasser/1992        160          129           172           767              160             31              0
John H. Mullin, III/1997(4)     77           62            83           368               77             15              0
Robert E. Patterson/1984       113           91           122           542              113             22              0
William F. Pounds/1971(5)      378          305           406         1,808              378             73              0
George Putnam/1957             347          280           373         1,658              347             67              0
George Putnam, III/1984         77           62            83           367               77             15              0
A.J.C. Smith/1986              242          195           260         1,157              242             47              0
W. Thomas Stephens(4)           72           58            77           344               72             14              0
W. Nicholas Thorndike/1992     295          238           317         1,410              295             57              0




COMPENSATION TABLE (continued)

Pension or retirement benefits accrued as part of fund expenses (3) from:


                               Putnam VT
                           Utilities Growth    Putnam VT     Putnam VT
Trustee/Year                and Income Fund    Vista Fund    Voyager Fund
Jameson A. Baxter/1994 (4)       $301            $160         $1,011
Hans H. Estin/1972                724             384          2,432
John A. Hill/1985 (4)(5)          361             192          1,212
Ronald J. Jackson/1996 (4)        341             181          1,147
Paul L. Joskow/1997 (4)           109              58            367
Elizabeth T. Kennan/1992          448             238          1,506
Lawrence J. Lasser/1992           342             182          1,149
John H. Mullin, III/1997(4)       164              87            552
Robert E. Patterson/1984          242             128            812
William F. Pounds/1971(5)         806             428          2,710
George Putnam/1957                739             393          2,484
George Putnam, III/1984           164              87            550
A.J.C. Smith/1986                 516             274          1,733
W. Thomas Stephens(4)             153              82            516
W. Nicholas Thorndike/1992        629             334          2,113



 +  Reflects estimated amounts to be paid for the current fiscal year.

++ For certain newly created funds, actual pension or retirement benefit information is not yet available.

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.


(3) As of December 31,  1999, there were  114 funds in the Putnam family.


(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.


    The total amount of deferred compensation payable to Ms. Baxter as of December 31, 1999 by Putnam VT Growth and Income Fund and Putnam VT
Voyager Fund was $7,378 and $9,376, respectively, including income earned on such amount.

    The total amount of deferred compensation payable to Mr. Hill as of December 31, 1999 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $44,898, $36,228, $10,524, $18,331, $11,407, $17,621, $10,287 and $11,489,
respectively, including income earned on such amount.

    The total amount of deferred compensation payable to Mr. Jackson as of December 31, 1999 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund , was $23,124, $20,860, $5,031, $11,586, $6,606, $15,579, $4,568 and $6,931 respectively, including income earned on such amount.

    The total amount of deferred compensation payable to Mr. Joskow as of December 31, 1999 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $12,436, $8,738, $1,398, $2,204, $1,644, $5,066, $1,043 and $2,323, respectively, including income earned on such amount.

     The total amount of deferred compensation payable to Mr. Mullin as of December 31, 1999 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $11,883, $10,443, $2,204, $5,468, $3,557, $8,443, $2,210 and $3,511, respectively, including income earned on such amount.

    The total amount of deferred compensation payable to Mr. Stephens as of December 31, 1999 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $14,003, $9,728, $2,798, $5,131, $3,478, $6,707, $2,543 and $3,020, respectively, including income earned on such amount.


(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan , assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.


The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in this SAI.


Share ownership

At March 31, 2000 the officers and Trustees as a group owned directly no shares of the Trust or any fund. As of that date, less than 1% of the value of the accumulation units with respect to any fund was attributable to the officers and Trustees of the Trust, as a group, owning variable annuity contracts or variable life insurance policies issued by the insurers listed in the following tables or by other insurers that may hold shares of a fund. Except to the extent set forth below, no person owned of record or to the knowledge of the Trust beneficially 5% or more of the shares of any fund as of March 31, 2000.




Fund and Class              Shareholder name and address      Percentage owned
--------------------        ----------------------------      ----------------
Putnam VT American Government Income Fund

   Class IA                 Hartford Life ****                     100.00%
   Class IB                 Allstate *                              96.84%

Putnam VT Asia Pacific Fund

   Class IA                 Hartford Life ****                      96.35%
   Class IB                 Allstate *                              85.23%
   Class IB                 Hartford Life ****                      14.77%

Putnam VT Diversified Income Fund

   Class IA                 Hartford Life ****                      96.94%
   Class IB                 Allstate *                              73.90%
   Class IB                 American Express ***                    11.14%
   Class IB                 Hartford Life ****                      12.20%

Putnam VT The George Putnam Fund of Boston

   Class IA                 Hartford Life ****                     100.00%
   Class IB                 Allstate *                              81.05%
   Class IB                 Hartford Life ****                      18.95%

Putnam VT Global Asset Allocation Fund

   Class IA                 Hartford Life ****                      99.99%
   Class IB                 Allstate *                              54.96%
   Class IB                 Hartford Life ****                      39.05%
   Class IB                 Principal  ******                        6.00%
Putnam VT Global Growth Fund

   Class IA                 Hartford Life ****                      99.89%
   Class IB                 Allstate *                              66.96%
   Class IB                 Hartford Life ****                      18.72%
   Class IB                 PFL *****                               14.32%

Putnam VT Growth and Income Fund

   Class IA                 Hartford Life ****                      97.95%
   Class IB                 Allstate *                              80.71%
   Class IB                 Hartford Life ****                      12.29%

Putnam VT Growth Opportunities Fund

   Class IA                 Hartford Life ****                     100.00%
   Class IB                 Hartford Life ****                      13.60%
   Class IB                 Allstate *                              86.38%

Putnam VT Health Sciences Fund

   Class IA                 Hartford Life ****                     100.00%
   Class IB                 Allstate *                              77.70%
   Class IB                 Hartford Life ****                      22.30%

Putnam VT High Yield Fund

   Class IA                 Hartford Life ****                      99.30%
   Class IB                 Allstate *                              63.89%
   Class IB                 American Express ***                    13.71%
   Class IB                 Hartford Life ****                      22.40%

Putnam VT Income Fund

   Class IA                 Hartford Life ****                      98.79%
   Class IB                 Allstate *                              78.62%
   Class IB                 Hartford Life ****                      21.38%

Putnam VT International Growth and Income Fund

   Class IA                 Hartford Life ****                     100.00%
   Class IB                 Allstate *                              68.84%
   Class IB                 American General **                     14.38%
   Class IB                 Hartford Life ****                      16.68%

Putnam VT International Growth Fund

   Class IA                 Hartford Life ****                      96.61%
   Class IB                 Allstate *                              72.98%
   Class IB                 Hartford Life ****                      26.29%

Putnam VT International New Opportunities

   Class IA                 Hartford Life ****                      98.92%
   Class IB                 Allstate *                              24.50%
   Class IB                 American Express ***                    70.47%
   Class IB                 Hartford Life ****                       5.03%

Putnam VT Investors Fund

   Class IA                 Hartford Life ****                     100.00%
   Class IB                 Allstate *                              86.26%
   Class IB                 Hartford Life ****                      13.74%

Putnam VT Money Market Fund

   Class IA                 Hartford Life ****                      98.56%
   Class IB                 Allstate *                              41.16%
   Class IB                 Hartford Life ****                      51.68%
   Class IB                 PFL *****                                7.16%

Putnam VT New Opportunities Fund

   Class IA                 Hartford Life ****                      71.86%
   Class IA                 American Express ***                    25.95%
   Class IB                 Allstate *                              82.73%
   Class IB                 Hartford Life ****                      17.27%

Putnam VT New Value Fund

   Class IA                 Hartford Life ****                      99.66%
   Class IB                 Allstate *                              74.25%
   Class IB                 Hartford Life ****                      12.40%
   Class IB                 PFL *****                               13.35%

Putnam VT OTC & Emerging Growth Fund

   Class IA                 Hartford Life ****                     100.00%
   Class IB                 Allstate *                              76.51%
   Class IB                 Hartford Life ****                      23.49%

Putnam VT Research Fund

   Class IA                 Hartford Life ****                     100.00%
   Class IB                 Allstate *                              90.50%
   Class IB                 Hartford Life ****                       9.50%

Putnam VT Small Cap Value Fund

   Class IA                 Hartford Life ****                     100.00%
   Class IB                 Allstate *                              96.37%

Putnam VT Utilities Growth and Income Fund

   Class IA                 Hartford Life ****                      98.55%
   Class IB                 Allstate *                              76.69%
   Class IB                 Hartford Life ****                      23.31%

Putnam VT Vista Fund

   Class IA                 Hartford Life ****                      98.46%
   Class IB                 Allstate *                              32.92%
   Class IB                 American Express ***                    56.32%
   Class IB                 Hartford Life ****                       8.72%

Putnam VT Voyager Fund

   Class IA                 Hartford Life ****                      96.66%
   Class IB                 Allstate *                              76.56%
   Class IB                 Hartford Life ****                      14.16%
   Class IB                 Principal  ******                        5.32%

The addresses for the shareholders listed above are:

     * Allstate Life Insurance Co., 3100 Sanders Rd., Northbrook, IL 60062
    ** American General Life Insurance Company, 2727-A Allen Parkway, Houston, TX 77019
   *** American Express Financial Advisors, 733 Marquette Avenue, Minneapolis, MN 55041
  **** The Hartford, 200 Hopmeadow St., Simsbury, CT 06089.
 ***** PFL Life Insurance Company, 4333 Edgewood Rd., NE, Cedar Rapids, Iowa 52499
****** Principal Mutual Life Insurance Co., 711 High St., DesMoines, IA 50392



Each of the insurance companies has agreed to vote its shares in proportion to and in the manner instructed by contract and policy owners. Allstate Life Insurance Co., American General Life Insurance Company, American Express Financial Advisors, The Hartford, PFL Life Insurance Company and Principal Mutual Life Insurance Co., or any of them together, may be deemed to be a controlling person of each of the funds.

Distribution fees

During fiscal 1999, class IB shares of the funds paid the following 12b-1 fees to Putnam Mutual Funds:

Putnam VT Asia Pacific Growth Fund                       $2,189
Putnam VT Diversified Income Fund                       $12,794
Putnam VT The George Putnam Fund of Boston              $20,058
Putnam VT Global Asset Allocation Fund                   $4,159
Putnam VT Global Growth Fund                            $11,075
Putnam VT Growth and Income Fund                        $80,349
Putnam VT Health Sciences Fund                          $10,568
Putnam VT High Yield Fund                               $11,078
Putnam VT Income Fund                                   $11,674
Putnam VT International Growth Fund                     $13,479
Putnam VT International Growth and Income Fund           $5,507
Putnam VT International New Opportunities Fund           $6,543
Putnam VT Investors Fund                                $39,842
Putnam VT Money Market Fund                             $24,804
Putnam VT New Opportunities Fund                        $20,470
Putnam VT New Value Fund                                 $5,407
Putnam VT OTC & Emerging Growth Fund                     $6,159
Putnam VT Research Fund                                  $8,390
Putnam VT Small Cap Value Fund                           $2,159
Putnam VT Utilities Growth and Income Fund               $7,515
Putnam VT Vista Fund                                    $10,196
Putnam VT Voyager Fund                                  $58,792

Investor servicing and custody fees and expenses

During fiscal 1999, the Trust incurred $17,875,314 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company. Each fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Putnam VT Asia Pacific Growth Fund                     $403,073
Putnam VT Diversified Income Fund                       543,545
Putnam VT The George Putnam Fund of Boston              264,143
Putnam VT Global Asset Allocation Fund                1,040,466
Putnam VT Global Growth Fund                          2,187,283
Putnam VT Growth and Income Fund                      3,648,340
Putnam VT Health Sciences Fund                          192,602
Putnam VT High Yield Fund                               532,663
Putnam VT Income fund                                   559,422
Putnam VT International Growth Fund                     744,184
Putnam VT International Growth and Income               537,344
Putnam VT International New Opportunities Fund          525,684
Putnam VT Investors Fund                                359,116
Putnam VT Money Market Fund                             410,977
Putnam VT New Opportunities Fund                      1,685,136
Putnam VT New Value Fund                                210,499
Putnam VT OTC & Emerging Growth Fund                    202,513
Putnam VT Research Fund                                 197,380
Putnam VT Small Cap Value Fund                           34,352
Putnam VT Utilities Growth and Income Fund              519,553
Putnam VT Vista Fund                                    299,617
Putnam VT Voyager Fund                                2,777,422



INVESTMENT PERFORMANCE OF THE TRUST
Standard Performance Measures

(for periods ended December 31,  1999)




CLASS IA SHARES                                           Average Annual Total Return

                                                                                                      10
Putnam VT Fund                        Inception                        1               5            years/
                                        Date           Yield*         year            years       Life of fund

American Government Income Fund       1/31/00             --             --              --            --
Asia Pacific Growth Fund               5/1/95             --         107.56              --         14.33
Diversified Income Fund               9/15/93           8.77           1.66            6.89          5.10
The George Putnam Fund of Boston      4/30/98           3.51          -0.36              --          1.97
Global Asset Allocation Fund          1/14/88           2.14          11.85           16.97         12.26
Global Growth Fund                     5/1/90             --          65.00           27.10         17.21
Growth and Income Fund                1/14/88           1.64           1.59           19.39         14.00
Growth Opportunities Fund             1/31/00             --             --              --            --
Health Sciences Fund                  4/30/98             --          -3.93              --          3.08
High Yield Fund                       1/14/88          10.97           5.92            8.76         10.83
Income Fund                           1/14/88           7.15          -2.07            7.27          7.56
International Growth Fund              1/2/97             --          60.21              --         30.33
International Growth and Income Fund   1/2/97           1.05          24.59              --         18.37
International New Opportunities Fund   1/2/97             --         102.96              --         32.95
Investors Fund                        4/30/98             --          30.13              --         28.40
Money Market Fund                     1/14/88           5.49           4.86            5.16          4.98
New Opportunities Fund                 5/2/94             --          69.35           32.89         30.36
New Value Fund                         1/2/97           1.59           0.27              --          7.83
OTC & Emerging Growth Fund            4/30/98             --         126.52              --         64.09
Research Fund                         9/30/98             --          27.58              --         40.14
Small Cap Value Fund                  4/30/99           0.37             --              --          3.47
Utilities Growth and Income Fund       5/4/92           3.35          -0.66           17.10         12.62
Vista Fund                             1/2/97             --          52.90              --         31.17
Voyager Fund                          1/14/88             --          58.22           31.66         22.31

* Information shown for all funds except Putnam VT Money Market Fund represents 30-day yield. Information shown for Putnam VT Money Market Fund represents 7-day yield.




CLASS IB SHARES                                                Average annual Total Return
                                                                                                      10
Putnam VT Fund                        Inception                        1               5            years/
                                        Date           Yield*         year            years       Life of fund

American Government Income Fund        1/31/00             --           --                --            --
Asia Pacific Growth Fund                5/1/95             --        107.08               --          14.17
Diversified Income Fund                9/15/93           8.61          1.65             6.74           4.95
The George Putnam Fund of Boston       4/30/98           3.36         -0.41               --           1.94
Global Asset Allocation Fund           1/14/88           2.00         11.76            16.84          12.12
Global Growth Fund                      5/1/90             --         64.56            26.90          17.04
Growth and Income Fund                 1/14/88           1.49          1.47            19.23          13.83
Growth Opportunities Fund              1/31/00             --            --               --             --
Health Sciences Fund                   4/30/98             --         -3.90               --           3.04
High Yield Fund                        1/14/88          10.83          5.81             8.63          10.69
Income Fund                            1/14/88           7.00         -2.16             7.15           7.41
International Growth Fund               1/2/97             --         60.10               --          30.16
International Growth and Income Fund    1/2/97           0.91         24.35               --          18.21
International New Opportunities Fund    1/2/97             --        102.80               --          32.79
Investors Fund                         4/30/98             --         29.98               --          28.23
Money Market Fund                      1/14/88           5.22          4.66             5.11           4.85
New Opportunities Fund                  5/2/94             --         69.10            32.69          30.17
New Value Fund                          1/2/97           1.44          0.26               --           7.72
OTC & Emerging Growth Fund             4/30/98             --        126.45               --          63.94
Research Fund                          9/30/98             --         27.69               --          39.93
Small Cap Value Fund                   4/30/99           0.23            --               --           3.37
Utilities Growth and Income Fund        5/4/92           3.18         -0.79            16.97          12.46
Vista Fund                              1/2/97             --         52.59               --          31.02
Voyager Fund                           1/14/88             --         58.01            31.47          22.14


* Information shown for all funds except Putnam VT Money Market Fund represents 30-day yield. Information shown for Putnam VT Money Market Fund represents 7-day yield.


The foregoing performance information reflects an expense limitation applicable to Putnam VT Utilities Growth and Income Fund for fiscal 1992, Putnam VT New Opportunities Fund for fiscal 1994, Putnam VT Asia Pacific Growth Fund for fiscal 1995, and Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam New Value Fund and Putnam VT Vista Fund for fiscal 1997 , Putnam VT The George Putnam Fund of Boston through July, 1999 and Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Research Fund for fiscal 1998 and 1999. In the absence of the expense limitation applicable to these funds for such periods, total return (and yield, in the case of Putnam VT The George Putnam Fund of Boston) shown would have been lower. The per share amount of the applicable expense limitation is set forth in the section of the prospectus entitled "Financial highlights." Performance information presented for the funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under their variable annuity contracts. These charges and expenses are not reflected in the funds' performance and would reduce an investor's return under the annuity contract.

See "Standard performance measures" in Part II of this SAI for information on how performance is calculated.


ADDITIONAL OFFICERS


In addition to the persons listed as officers of the Trust in Part II of this SAI, each of the following persons is also a Vice President of the Trust and certain of the other Putnam funds, the total of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

Robert R. Beck (59) (4 funds), Managing Director of Putnam Management.

Edward P. Bousa (41) (5 funds), Senior Vice President of Putnam Management.

Joshua L. Byrne (35) (3 funds), Senior Vice President of Putnam Management.

David G. Carlson (38) (2 funds), Senior Vice President of Putnam
Management.

Dana Clark (44) (2 funds), Vice President of Putnam Management.

C. Beth Cotner (47) (6 funds), Managing Director of Putnam Management. Prior to September 1995, Ms. Cotner was employed at Kemper Financial Services.

Kevin M. Cronin (38) (4 funds), Managing Director of Putnam Management. Prior to February 1997, Mr. Cronin was employed at MFS Investment
Management.

Steven Dexter (41) (4 funds), Senior Vice President of Putnam Management. Prior to June 1999, Mr. Dexter was employed at Scudder Kemper Inc.

Joanne M. Driscoll (29) (2 funds), Vice President of Putnam Management.

Richard B. England (41) (4 funds), Senior Vice President of Putnam
Management.

Roland W. Gillis (50) (6 funds), Managing Director of Putnam Management.

Peter J. Hadden (38) (2 funds), Senior Vice President of Putnam Management.

Omid Kamshad (37) (7 funds), Managing Director of Putnam Management. Prior to January 1996, Mr. Kamshad was employed at Lomdard Odier International.

David L. King (43) (4 funds), Managing Director of Putnam Management.

Steven L. Kirson (39) (2 funds), Senior Vice President of Putnam
Management.

Deborah Kuenstner (41) (14 funds), Managing Director of Putnam Management. Prior to March 1997, Ms. Kuenstner was employed at Dupont Pension Fund Investment.

William J. Landes (47) (23 funds), Managing Director of Putnam Management.

Kenneth W. Lang (33) (2 funds), Vice President of Putnam Management. Prior to April 1997, Mr. Lang was employed at Montgomery Securities.

Jeffrey R. Lindsey (37) (6 funds), Senior Vice President of Putnam
Management.

Saba S. Malak (34) (2 funds), Senior Vice President of Putnam Management. Prior to October 1997, Mr. Malak was a Consultant/Manager at The Boston Consulting Group.

Paul Marrkand (41) (4 funds), Senior Vice President of Putnam Management.

Michael Martino (47) (5 funds), Managing Director of Putnam Management.

Krishna K. Memani (39) (3 funds), Managing Director of Putnam Management. Prior to September 1998, Mr. Memani was employed at Morgan Stanley & Co.

Daniel L. Miller (42) (2 funds), Managing Director of Putnam Management.

Jeanne L. Mockard (36) (4 funds), Senior Vice President of Putnam
Management.

Kelly A. Morgan (37) (2 funds), Senior Vice President of Putnam Management. Prior to December 1996, Ms. Morgan was employed at Alliance Capital Management L.P.

Michael J. Mufson (36) (2 funds), Senior Vice President of Putnam
Management.

Hugh H. Mullin (37) (3 funds), Senior Vice President of Putnam Management.

Jeffrey Netols (46) (2 funds), Senior Vice President of Putnam Management.

Steven Oristaglio (44) (73 funds), Senior Managing Director of Putnam Management. Prior to July 1998, Mr. Oristaglio was a Managing Director at Swiss Bank Corp.

Margery C. Parker (49) (4 funds), Senior Vice President of Putnam
Management. Prior to December 1997, Ms. Parker was employed at Keystone Investments.

Carmel Peters (48) (6 funds), Senior Vice President of Putnam Management. Prior to May 1997, Ms. Peters was employed at Wheelock Natwest Investment Management, Hong Kong, and prior to February 1996 was employed at Rothschild Asset Management Asia Pacific, Hong Kong.

Mark D. Pollard (40) (3 funds), Senior Vice President of Putnam Management.

James Prusko (33) (6 funds), Senior Vice President of Putnam Management.

David J. Santos (42) (4 funds), Senior Vice President of Putnam Management.

Anthony C. Santosus (41) (2 funds), Senior Vice President of Putnam
Management.

Justin M. Scott (42) (14 funds), Managing Director of Putnam Management.

Edward T. Shadek, Jr. (39) (4 funds), Managing Director of Putnam
Management. Prior to March 1997, Mr. Shadek was employed at Newbold's Asset Management Co.

Sheldon N. Simon (42) (2 funds), Senior Vice President of Putnam
Management.

Michael P. Stack (41) (4 funds), Senior Vice President of Putnam
Management. Prior to November 1997, Mr. Stack was employed at Independence Investment Associates, Inc.

George W. Stairs (50) (3 funds), Senior Vice President of Putnam
Management.

Lisa Svensson (37) (2 funds), Senior Vice President of Putnam Management.

Charles H. Swanberg (51) (4 funds), Senior Vice President of Putnam
Management.

Robert Swift (39) (5 funds), Managing Director of Putnam Management. Prior to August 1995, Mr. Swift was employed at IAI International/Hill Samuel Investments Advisors.

Rosemary H. Thomsen (39) (4 funds), Senior Vice President of Putnam
Management.

David L. Waldman (33) (5 funds), Managing Director of Putnam Management. Prior to June 1997, Mr. Waldman was employed at Lazard Freres and prior to April 1995 was employed at Goldman Sachs.

Paul Warren (39) (7 funds), Senior Vice President of Putnam Management. Prior to May 1997, Mr. Warren was employed at IDS Fund Management.

Manuel Weiss (51) (5 funds), Senior Vice President of Putnam Management.

Eric M. Wetlaufer (37) (2 funds), Managing Director of Putnam Management. Prior to November 1997, Mr. Wetlaufer was employed at Cadence Capital Management.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the Trust's Annual Report for the fiscal year ended December 31, 1999, filed electronically on March 6, 2000 (File No. 811-5346), are incorporated by reference into this SAI. The financial highlights included in the prospectuses and incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.




TABLE OF CONTENTS

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS          II-1

TAXES                                                             II-22

MANAGEMENT                                                        II-23

DETERMINATION OF NET ASSET VALUE                                  II-31

DISTRIBUTION PLAN                                                 II-33

SUSPENSION OF REDEMPTIONS                                         II-33

SHAREHOLDER LIABILITY                                             II-33

STANDARD PERFORMANCE MEASURES                                     II-33

COMPARISON OF PORTFOLIO PERFORMANCE                               II-34

SECURITIES RATINGS                                                II-39

DEFINITIONS                                                       II-44


PUTNAM VARIABLE TRUST
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, a fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a fund's prospectus or part I of this SAI, or by applicable law, the fund may engage in each of the practices described below.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments

The fund may invest in securities of foreign issuers. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of the fund's investments in emerging markets and the availability to the fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

The fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to manage its exposure to foreign currencies. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option.
This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated
securities.   Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default of such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This may be particularly true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which the fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest, and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Floating Rate and Variable Rate Demand Notes

Certain funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

The fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

The fund may also invest in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Structured notes

A fund may be able to invest in so-called structured notes. These securities are generally derivative instruments whose value is tied to an underlying index or other security or asset class. Such structured notes may include, for example, notes that allow a fund to invest indirectly in certain foreign investments which the fund would otherwise would not be able to directly invest often because of restrictions imposed by local laws.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The funds may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money Market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Restricted Securities

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the funds' Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions.
Depending on their structures, swap agreements may increase or decrease a fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. A fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI.

TAXES

Tax requirements for variable annuity and variable life insurance separate accounts. Internal Revenue Service regulations applicable to variable annuity and variable life insurance separate accounts generally require that portfolios that serve as the funding vehicles for such separate accounts meet a diversification requirement. A portfolio will meet this requirement if it invests no more than 55% of the value of its assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. Alternatively, a portfolio will be treated as meeting this diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies described below and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Each of the funds intends to comply with these requirements. Please refer to the prospectus of the separate accounts that hold interests in the funds for a discussion of the tax consequences of variable annuity and variable life contracts.

Taxation of the fund. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If a fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Securities issued or purchased at a discount. A fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to each fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Passive foreign investment companies. Investment by a fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

MANAGEMENT

Trustees Name (Age)

*+George Putnam (73), Chairman and President. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Freeport Copper and Gold, Inc. (a mining and natural resource company), Houghton Mifflin Company (a major publishing company) and Marsh & McLennan Companies, Inc.

John A. Hill (58), Vice Chairman. Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Snyder Oil Corporation, TransMontaigne Oil Company and various private companies owned by First Reserve Corporation, such as James River Coal and Anker Coal Corporation.

+William F. Pounds (71), Vice Chairman. Professor Emeritus of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director of IDEXX Laboratories, Inc. (a provider of diagnostic products and services for the animal health and food and environmental industries), Management Sciences for Health, Inc. (a non-profit organization), and Sun Company, Inc. (a petroleum refining and marketing company).

Jameson A. Baxter (56), Trustee. President, Baxter Associates, Inc. (a management consulting and private investments firm). Director of MB Financial, Inc., ASHTA Chemicals, Inc., Banta Corporation (printing and digital imaging), and Ryerson Tull, Inc. (America's largest steel service corporation). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+Hans H. Estin (71), Trustee. Chartered Financial Analyst and Vice Chairman, North American Management Corp. (a registered investment adviser).

Ronald J. Jackson (56), Trustee. Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer).

*Paul L. Joskow (52), Trustee. Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology. Director, New England Electric System (a public utility holding company), State Farm Indemnity Company (an automobile insurance company) and the Whitehead Institute for Biomedical Research (a non-profit research institution).

Elizabeth T. Kennan (62), Trustee. President Emeritus and Professor, Mount Holyoke College. Director, Bell Atlantic (a telecommunications company), the Kentucky Home Life Insurance Companies, Bell Atlantic, Northeast Utilities and Talbots (a distributor of women's apparel).

*Lawrence J. Lasser (57), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Investment Management, Inc. Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay.

John H. Mullin, III (58), Trustee. Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc. (a company engaged in the manufacture of industrial ceramics and packaging products), Alex. Brown Realty, Inc. and The Liberty Corporation (a company engaged in the life insurance and broadcasting industries) and Carolina Power & Light (a utility company).

+Robert E. Patterson (54), Trustee. President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine Trust Company.

*George Putnam III (48), Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director of The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C. Smith (65), Trustee. Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc. Director, Trident Partnership (a $667 million 10-year limited partnership with over 30 institutional investors).

W. Thomas Stephens (57), Trustee. President and Chief Executive Officer of MacMillan Bloedel Ltd. (a major forest products company). Director, Qwest Communications (a fiber optics manufacturer) and New Century Energies (a public utility company).

W. Nicholas Thorndike (66), Trustee. Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer), Data General Corporation (a provider of customized computer solutions), Bradley Real Estate, Inc., and Providence Journal Co.

Officers Name (Age)

Charles E. Porter (61), Executive Vice President. Managing Director of Putnam Investments, Inc. and Putnam Management.

Patricia C. Flaherty (53), Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.

Gordon H. Silver (52), Vice President. Director and Senior Managing Director of Putnam Investments, Inc. and Putnam Management.

Brett C. Browchuk (37), Vice President. Managing Director of Putnam
Management.

Ian C. Ferguson (42), Vice President. Senior Managing Director of Putnam Investments, Inc. and Putnam Management.

Richard A. Monaghan (45), Vice President. Managing Director of Putnam Investments, Inc., Putnam Management and Putnam Mutual Funds.

Richard G. Leibovitch (36), Vice President. Managing Director of Putnam Management. Prior to February 1999, Mr. Leibovitch was a Managing Director at J.P. Morgan.

John R. Verani (60), Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.

John D. Hughes (65), Senior Vice President and Treasurer.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual Funds.

Messrs. Putnam, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds.

Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of the fund, Putnam Management, and Putnam Mutual Funds. Mr. Joskow is not currently an "interested person" of the fund but could be deemed by the Securities and Exchange Commission to be an "interested person" on account of his prior consulting relationship with National Economic Research Associates, Inc., a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., which was terminated as of August 31, 1998. The balance of the Trustees are not "interested persons."

+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

-----------------

Certain other officers of Putnam Management are officers of the fund. See "Additional officers" in Part I of this SAI. The mailing address of each of the officers and Trustees is One Post Office Square, Boston,
Massachusetts 02109.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to September 1998, Mr. Joskow was a consultant to National Economic Research Associates. Prior to June 1995, Dr. Kennan was President of Mount Holyoke College. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation. Prior to April 1996, Mr. Ferguson was CEO at Hong Kong Shanghai Banking Corporation. Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to November 1998, Mr. Monaghan was Managing Director at Merrill Lynch.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 1999, the firm serves as the investment manager for the funds in the Putnam Family, with over $289 billion in assets in nearly 12 million shareholder accounts. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 1999, Putnam Management and its affiliates managed $391 billion in assets, including nearly $17 billion in tax-exempt securities and over $99 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Principal Underwriter

Putnam Mutual Funds is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Mutual Funds.

Personal Investments by Employees of Putnam Management and Putnam Mutual Funds and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Mutual Funds and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Mutual Funds (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.

The fund's Trustees, in compliance with rule 17j-1, approve Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award eight times in the past nine years. In 1997 and 1998, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan with respect to class IB shares, the principal features of which are described in the prospectus. This SAI contains additional information which may be of interest to investors.

Continuance of the plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of a fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the plan must be likewise approved by the Trustees and the Qualified Trustees. The plan may not be amended in order to increase materially the costs which a fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of a fund or relevant class of the fund, as the case may be. The plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Mutual Funds pays service fees to insurance companies and their affiliated dealers at the rates set forth in the Prospectus. Service fees are paid quarterly to the insurance company or dealer of record for that quarter.

Financial institutions receiving payments from Putnam Mutual Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of insurance companies and securities brokers or dealers.

Except as otherwise agreed between Putnam Mutual Funds and a dealer, for purposes of determining the amounts payable to insurance companies or their affiliates, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and
(B) the per share net asset value for class IA and IB shares of the fund on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its
shareholders or to potential investors.   The agencies listed below measure
performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

CDA/Wiesenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune,
Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance for the utilities industry.

First Boston High Yield Index is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

The Lehman Brothers Aggregate Bond Index is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers
Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

The Lehman Brothers Asset-Backed Securities Index is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

The Lehman Brothers Corporate Bond Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The Lehman Brothers Government Bond Index is an index of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (including mortgage-backed securities) frequently used as a general gauge of the market for fixed-income, government securities.

The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

The Lehman Brothers GNMA Index is an index of GNMA bonds frequently used as a general gauge of the market for GNMA securities.

The Lehman Brothers Intermediate Government Bond Index is an index of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities) with maturities of up to ten years frequently used as a general gauge of the market for intermediate-term, fixed-income, government securities.

The Lehman Brothers Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

The Lehman Brothers Long-Term Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

The Lehman Brothers Mortgage-Backed Securities Index is an index that includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

The Lehman Brothers Municipal Bond Index is an index of long-term, investment-grade, fixed-rate tax-exempt bonds.

The Lehman Brothers Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $50 million.

The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper, Inc.

The Lipper Natural Resources Average is an arithmetic average of the total return of all mutual funds tracked by Lipper, Inc. that invest more than 65% of their equity holdings in the natural resources industries.

The Lipper Tax Exempt Money Market Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper, Inc.

The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

The Merrill Lynch 91-Day Treasury Bill Index is an index that measures the performance of U.S. Treasury bills currently available in the marketplace.

The Merrill Lynch Perpetual Preferred Index is an index of perpetual preferred securities that is commonly used as a general measure of performance for the preferred-stock market.

The Morgan Stanley Capital International Emerging Markets Index is an index of equity securities issued by companies located in emerging markets with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Free Index is an index of equity securities issued by companies located in emerging markets, available to non-domestic investors, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International EAFE Index is an index of equity securities issued by companies located in Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Europe Index is an index of equity securities issued by companies located in one of the 15 European countries, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Pacific Index is an index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Index is an index of global equity securities with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Free Index is an index of global equity securities, available to non-domestic investors, with all values expressed in U.S. dollars.

The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

The Russell 1000 Index is an index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization.

The Russell 1000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 1000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 1000 Index.

The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

The Russell 2000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 2000 Index.

The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

The Russell Midcap Index is an index composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the Russell 1000 total market capitalization.

The Russell Midcap Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks.

The Salomon Brothers Extended Market Index is an index of global equity securities of smaller companies with all values expressed in U.S. dollars.

The Salomon Brothers Long-Term High-Grade Corporate Bond Index is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

The Salomon Brothers Long-Term Treasury Index is an index of U.S.
government securities with maturities greater than 10 years.

The Salomon Brothers World Government Bond Index is an index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan,
Netherlands, Ireland, Spain, Sweden, Switzerland, United Kingdom, United States and Portugal. Country eligibility is determined by market capitalization and investability criteria.

The Salomon Brothers Non-U.S. World Government Bond Index is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

Standard & Poor's 40 Utilities Index is an index of 40 utility stocks.

Standard & Poor's/Barra Value Index is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

In addition, Putnam Mutual Funds may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management
will use the highest rating assigned by any agency.   Putnam Management
will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes (for Money Market funds only)

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper (for Money Market funds only)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

--   Leading market positions in well established industries.

--   High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes (for Money Market funds only)

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper (for Money Market funds only)

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality.
The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

DEFINITIONS

"Putnam Management"          --   Putnam Investment Management, Inc., the
                                  fund's investment manager.

"Putnam Mutual Funds"        --   Putnam Mutual Funds Corp., the fund's
                                  principal underwriter.

"Putnam Fiduciary Trust      --   Putnam Fiduciary Trust Company,
Company"                          the fund's custodian.

"Putnam Investor Services"   --   Putnam Investor Services, a division of
                                  Putnam Fiduciary Trust Company, the fund's investor servicing agent.


PUTNAM VARIABLE TRUST

FORM N-1A
PART C

OTHER INFORMATION

Item 23. Exhibits

1. Agreement and Declaration of Trust dated September 24, 1987, as revised January 1, 1997 -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.

2. By-Laws, as amended through January 30, 1997 -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's
Registration Statement.

3a. Portions of Agreement and Declaration of Trust Relating to
Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.

3b. Portions of By-Laws Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's
Registration Statement.


4. Management Contract dated October 2, 1987, as supplemented March 2, 1990, as further supplemented February 27, 1992, July 9, 1993, April 5, 1994, June 2, 1994, April 7, 1995, July 13, 1995, July 11, 1996, December
20, 1996, February 6, 1998, July 10, 1998, March 4, 1999, July 1, 1999 and
November 8, 1999 -- Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement.


5a. Distributor's Contract dated May 6, 1994 -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.

5b. Form of Specimen Dealer Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

5c. Form of Specimen Financial Institution Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

6. Not applicable.

7. Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended July 13, 1992 -- Incorporated by reference to
Post-Effective Amendment No. 10 to the Registrant's Registration Statement.

8. Investor Servicing Agreement dated June 3, 1991 with Putnam Fiduciary Trust Company -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.


9. Opinion of Ropes & Gray, including consent -- Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement.


10. Not applicable.

11. Not applicable.

12. Investment Letters from Putnam Investment Management, Inc. to the Registrant -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.


13a. Class IB Distribution Plan and Agreement --  Exhibit 1.


13b. Form of Specimen Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.

13c. Form of Specimen Financial Institution Service Agreement --
Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.

14. Rule 18f-3(d) Plan -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.


15a. The Putnam Funds Code of Ethics -  Exhibit 2.

15b. Putnam Investments Code of Ethics -  Exhibit 3.


Item 24. Persons Controlled by or under Common Control with the Fund


None.


Item 25. Indemnification

The information required by this item is incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-5346).




Item 26. Business and Other Connections of Investment Adviser

     Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is one Post Office Square, Boston, Massachusetts 02109.



Name                                       Non-Putnam business and other connections
----                                       -----------------------------------------
Pankaj Agrrawal                            Prior to April 1998, Quantitative Analyst, Vestek
Vice President                             Systems, 388 Market St., Suite 700, San Francisco, CA
                                           94111

Lauren Allansmith                          Prior to August 1999, Analyst, Loomis Sayles,
Senior Vice President                      One Financial Center, Boston, MA 02111

Blake Anderson                             Trustee, Salem Female Charitable Society,
Managing Director                          Salem MA 01970

Paul A. Aston                              Prior to June, 1999, Senior Quantitative
Vice President                             Strategist, Santander Global Advisors, 28 State
                                           Street, Boston, MA 02109

Jane N. Barlow                             Prior to January 2000, Office Management,
Assistant Vice President                   Distinction Resourcing Limited, 2/4 Great Eastern
                                           Street, London, EC2A 3NT; Prior to January 1999,
                                           Office Manager, D.E. Shaw Securities International,
                                           Finsbury Dials, 20 Finsbury Street, London, EC3M

Robert R. Beck                             Director, Charles Bridge Publishing, 85 Main St.,
Senior Vice President                      Watertown, MA  02172; Board of Overseers, Beth Israel
                                           Deaconess Medical Center, 330 Brookline Ave., Boston,
                                           MA 02215

Kirsten A. Bjerklie                        Prior to June 1998, Assistant Vice President,
Assistant Vice President                   Scudder, Stevens & Clark, Two International Place,
                                           Boston, MA 02110

Richard L. Block                           Prior to June 1998, Principal, Head International
Senior Vice President                      Equity Trader, Morgan Stanley Asset Management, 1221
                                           Avenue of the Americas, New York, NY 10036

Rob A. Bloemker                            Prior to September 1999, Managing Director,
Senior Vice President                      Lehman Brothers, 555 California St., 30th floor,
                                           San Francisco, CA 94104

Claudio Brocado                            Prior to August 1999, independent consultant by
Vice President                             Stires, O'Donnell & Co. 12 East 44th St., New York,
                                           NY 10017; Prior to January 1999, independent
                                           consultant by Coast Partners, 601 California St.,
                                           San Francisco, CA 94108; Prior to November 1997, Head
                                           of Latin America Business Development, Dresdner RCM
                                           Global Investors, Four Embarcadero Center,
                                           San Francisco, CA 94111

Anna Bulkovshteyn                          Prior to July 1999, Quantitative Analyst, Sun Life
Assistant Vice President                   Investment Management, 200 King Street West, Toronto,
                                           Ontario M5H 3T4 Canada

David N. Burnham                           Prior to July 1998, Director - Finance, Fidelity
Vice President                             Investments, 82 Devonshire Street, Boston, MA 02109

Richard P. Cervone                         Prior to August 1998, Equity Analyst, Loomis,
Vice President                             Sayles & Co., One Financial Center, Boston, MA,
                                           02216.

Christopher Ceruolo                        Prior to July 1998, Associate, Ropes & Gray,
Assistant Vice President                   One International Place, Boston, MA 02110

Mark Chameih                               Prior to May 1999, Vice President, Chase Manhattan,
Vice President                             125 London Wall, London, UK

Bihua Chen                                 Prior to July 1998, Research Associate, ProNeuron,
Assistant Vice President                   Inc., 1531 E. Jefferson St., Rockville, MD 20847

C. Beth Cotner                             Director, The Lyric Stage Theater, 140 Clarendon St.,
Senior Vice President                      Boston, MA 02116

Stephen P. Cotto                           Prior to March 1998, Facilities Supervisor,
Assistant Vice President                   Unicco Service Co., 4 Copley Place, Boston, MA 02116

Lindsey L. Curley                          Prior to June 1999, Portfolio Analyst, Standish,
Assistant Vice President                   Ayer & Wood, Inc., One Financial Center, Boston, MA
                                           02110.  Prior to March, 1998,. Fixed-Income Research
                                           Assistant, Invesco Management & Research, Inc., 101
                                           Federal St., Boston, MA 02110

Joseph F. Cushing                          Prior to June 1998, Investment Analyst - Fixed
Assistant Vice President                   Income, Metropolitan Life Insurance Company, 334
                                           Madison Avenue, Convent Station, NJ 07961

John R.S. Cutler                           Member, Burst Media, L.L.C., 10 New England
Vice President                             Executive Park, Burlington, MA 01803

Kenneth Daly                               President, Andover River Rd. TMA, River Road
Managing Director                          Transportation Management Association, 7 Shattuck
                                           Rd., Andover, MA 01810

Donna M. Daylor                            Prior to April 1998, Director of Training,
Vice President                             UniCare Life & Health Ins. Co., 1350 Main St.,
                                           Springfield, MA

John C. Delano                             Prior to July 1998, Senior Foreign Exchange
Assistant Vice President                   Trader, Nationsbank, 233 So. Wacker Drive, Chicago,
                                           IL 60606

Ralph C. Derbyshire                        Board Member, MSPCC, 399 Boylston St.,
Senior Vice President                      Boston, MA; Board Member, Winchester After School
                                           Program, Skillings Rd., Winchester, MA

Stephen P. Dexter                          Prior to June 1999, Senior Vice President and
Senior Vice President                      Senior Portfolio Manger, Scudder Kemper, Inc. One
                                           International Place, Boston, MA

Michael G. Dolan                           Chairman-Finance Council, St. Mary's Parish,
Assistant Vice President                   44 Myrtle St., Melrose, MA  02176; Member, School
                                           Advisory Board, St. Mary's School, 44 Myrtle St.,
                                           Melrose, MA 02176

Edward Driscoll                            Prior to September 1999, Equity Trader, Fidelity
Vice President                             Research and Management, 82 Devonshire St., Boston,
                                           MA 02109

Douglas Dunn                               Prior to November 1999, Director of Research,
Vice President                             Brandywine Asset Management, 381 Brinton Lake Road,
                                           Thornton, PA 19317; Prior to May 1998, Quantitative
                                           Analyst, Westpeak Investment Advisors, 1011 Walnut
                                           St., Suite 400, Boulder, CO 80303

Emily Durbin                               Board of Directors, Family Service, Inc.,
Vice President                             Lawrence, MA 01840

Karnig H. Durgarian                        Board Member, EBRI, Suite 600, 2121 K St.,
Managing Director                          N.W., Washington, DC 20037-1896.  Trustee, American
                                           Assembly, 122 C. St., N.W., Suite 350, Washington, DC
                                           20001

Christine Durkee                           Prior to June 1998, Project Manager, Foundation
Assistant Vice President                   Technologies, Inc., 78 4th Ave., Waltham, MA 02451

Nathan Eigerman                            Trustee, Flower Hill Trust, 298 Marlborough St.,
Senior Vice President                      #4, Boston, MA 02116

Tony H. Elavia                             Prior to September 1999, Executive Vice President,
Senior Vice President                      Voyageur Asset Management, 90 S. 7th Street, Minneapolis,
                                           MN 55402

Lisa V. Emerick                            Prior to September 1998, Asian Sales Trader,
Vice President                             BWZ Securities Asia, Inc., Citibank Tower, 3 Garden Road,
                                           Hong Kong

Irene M. Esteves                           Board of Director Member, American Management
Managing Director                          Association Finance council, 1601 Broadway, New York, NY;
                                           Board of Director Member, First Night Boston, 20 Park
                                           Plaza, Suite 927, Boston, MA; Board of Director Member,
                                           SC Johnson Commercialmarkets, 8310 16th St., Stutevant,
                                           WI 53177; Board of Director Member, Massachusetts
                                           Taxpayers Foundation, 24 Province St., Boston, MA; Board
                                           of Director Member, Mrs. Bairds Bakeries, 515 Jones St.,
                                           Suite 200, Fort Worth, Texas 76102

Ian Ferguson                               Trustee, Park School, 171 Goddard Avenue, Brookline,
Senior Managing Director                   MA 02146

John Ferry                                 Prior to September 1998, Vice President,
Vice President                             Scudder Kemper Investments, 101 California St.,
                                           San Francisco, CA 94111.

Peter M. Fleisher                          Prior to July 1999, Senior Vice President, Fleet
Senior Vice President                      National Bank, 75 State Street, Boston, MA 02109

Henrietta Fraser                           Prior to October, 1998, Manager, Fleming Investment
Vice President                             Management, 25 Copthall Ave., London EC2R 7DR

Matthew R. Gage                            Prior to December, 1999, Audit Manager, Ernst
Assistant Vice President                   & Young LLP, 200 Clarendon St., Boston, MA 02116

Stephen C. Gibbs                           Prior to June 1998, Senior Financial Analyst,
Vice President                             Fidelity Investments, 82 Devonshire St., Boston,
                                           MA 02109

Ken S. Gordon                              Prior to July, 1998, Vice President, Union Bank
Vice President                             of Switzerland, 2-2-2 Otemachi, Chiyoda-Ku, Tokyo,
                                           Japan

Andrew Graham                              Prior to October 1999, Fund Manager, Scottish
Senior Vice President                      Widows Investment Management, Port Hamilton, 67
                                           Morrison St., Edinburgh Scotland

J. Peter Grant                             Trustee, The Dover Church, Dover, MA 02030
Senior Vice President

Patrice Graviere                           Prior to March 1998, Regional Director for Latin
Senior Vice President                      America, MFS International, LTD, Buenos Aires, Brazil

Paul E. Haagensen                          Director, Haagensen Research Foundation, 630
Senior Vice President                      West 168th St., New York, NY  10032

Andrew J. Hachey                           Prior to July 1998. Associate, Skadden, Arps,
Assistant Vice President                   Slate, Meagher & Flom, LLP, One Beacon Street, Boston,
                                           MA 02108

David E. Hamlin                            Prior to August 1998, Principal, The Vanguard Group,
Senior Vice President                      100 Vanguard Blvd., Valley Forge, PA 19355

Deborah R. Healey                          Corporator, New England Baptist Hospital, 125
Senior Vice President                      Parker Hill Ave., Boston, MA 02120; Director, NEB
                                           Enterprises, 125 Parket Hill Ave., Boston, MA 02120

Kim Heller                                 Prior to April 1998, Senior Human Resources
Assistant Vice President                   Specialist, Fidelity Investments, 82 Devonshire St.,
                                           Boston, MA 02109

Jonathan S. Horwitz                        Prior to August 1998, Vice President - Corporate
Senior Vice President                      Planning, Keystone Group, 200 Berkely St., Boston,
                                           MA 02116

Ronald Hua                                 Prior to August 1999, Quantitative Analyst,
Vice President                             Fidelity Investments, 82 Devonshire St., Boston,
                                           MA 02109

Amrit Kanwal                               Prior to August 1999, Vice President, Corporate
Managing Director                          Development and Strategy, Sequa Corporation, 200 Park
                                           Avenue, New York, NY 10166

Jeffrey Kaufman                            Prior to July 1998, Vice President and Portfolio
Senior Vice President                      Manager, MFS Investment Management, 500 Boylston St.,
                                           Boston, MA 02116

Ira C. Kalus-Bystricky                     Prior to March 1998, Consultant, Arthur D. Little,
Vice President                             25 Acorn Park, Cambridge, MA  02114

Hiroshi Kato                               Prior to August 1998, Manager, Senior Analyst,
Vice President                             Daiwa Institute of Research, 15-6 Fuyuki, Koutou-ku,
                                           Tokyo, 135-8460

Kevin J. Keleher                           Prior to August 1998, Support Manager, Digital
Assistant Vice President                   Equipment Co., 111 Powder Mill Rd., Maynard, MA 01754

Richard T. Kircher                         Prior to April 1998, Assistant Vice President and
Assistant Vice President                   Compliance Manager, T. Rowe Price Associates, Inc.,
                                           100 E. Pratt Street, Baltimore, MD 21202

Deborah F. Kuenstner                       Director, Board of Pensions, Presbyterian Church,
Managing Director                          1001 Market St., Philadelphia, PA

Lawrence J. Lasser                         Director, Marsh & McLennan Companies, Inc., 1221 Avenue
President, Director and Chief Executive    of the Americas, New York, NY  10020; Board of Governors
                                           and Executive Committee, Investment Company Institute,
                                           1401 H. St., N.W. Suite 1200, Washington, DC 20005; Board
                                           of Overseers, Museum of Fine Arts, 465 Huntington, Ave.,
                                           Boston, MA 02115; Trustee, Beth Israel Deaconess Medical
                                           Center, 330 Brookline Ave., Boston, MA; Member of the
                                           Council on Foreign Relations, 58 East 68th St., New York,
                                           NY 10021; Member of the Board of Directors of the United Way
                                           of Massachusetts Bay, 245 Summer St., Suite 1401, Boston, MA
                                           02110; Trustee of the Vineyard Open Land Foundation, RFD Box
                                           319X, Vineyard Haven, MA 02568

Gordon R. Lawrence                         Prior to July 1999, summer associate, J.P. Morgan Investment
Assistant Vice President                   Management, 522 Fifth Ave., New York, NY 10009, Prior to
                                           July, 1997, Associate Lehman Brothers, 3 World Financial
                                           Center, New York, NY 10285

Maura W. Leddy                             Prior to October 1998, Bookkeeper, Davol/Taunton Printing,
Vice President                             330 Winthrop Street Taunton, MA 02780.

Richard Leibovitch                         Prior to February 1999, Managing Director, J.P. Morgan,
Managing Director                          60 Wall St., New York, NY 10260

Mark G. Lohr                               Prior to March 1998, Senior Vice President, Fidelity
Managing Director                          Investmetns, 82 Devonshire St., Boston, MA 02109

Noboru Machida                             Prior to October 1998, Senior Analyst, The Nikko
Vice President                             Research Center Ltd., Nihonbashi Kayabacho, Chuou-ku Tokyo,
                                           Japan 103

Kevin Maloney                              Institutional Director, Financial Management Association,
Managing Director                          University of South Florida, College of Business
                                           Administration, Suite 3331, Tampa, FL 33620

Sarah Marshall                             Prior to August 1999, Associate, McKinsey & Company,
Vice President                             Inc., 55 E. 52nd St., New York, NY 10010

Paul McHugh                                Prior to June, 1998, Principal, Robertson Stephens &
Vice President                             Company, One International Place, Boston, MA 02110

Nicholas J. Melhuish                       Prior to August 1999, Assistant Director of Schroder
Vice President                             Investment Management, 31 Gresham St., London,England
                                           ECZV8AQ

Krishna Memani                             Prior to September 1998, Principal, Morgan Stanley & Co.,
Managing Director                          1585 Broadway, New York, NY 10039

Peter V. Meyer                             Prior to July 1999, Conseco Capital Management,
Vice President                             11825 N. Pennsylvania Ave., Carmel, IN 46032

Stacy M. Mills                             Prior to April 1999, Vice President, Manager-Financial
Vice President                             Accounting and Internal Reporting, State Street
                                           Corporation, 225 Franklin Street, Boston, MA 02110

Reena Mithal                               Prior to July 1999, Vice President, Deutsche Bank
Vice President                             Securities, 31 W. 52nd Street., New York, NY 10019

Jeanne L. Mockard                          Trustee, The Bryn Mawr School, 109, W. Melrose
Senior Vice President                      Avenue, Baltimore, MA 21210

Dirk Morris                                Prior to October 1999, Vice President-Global Strategist,
Managing Director                          Bankers Trust, Chifley Tower, Sydney NSW 2000 Australia

Donald E. Mullin                           Corporate Representative and Board Member, Delta Dental
Senior Vice President                      Plan of Massachusetts, 10 Presidents Landing, P.O.
                                           Box 94104, Medford, MA 02155

Jennifer P. Murphy                         Prior to September 1999, Managing Director, Morgan
Managing Director                          Stanley, 1585 Broadway, New York, NY 10036

Kenneth W. Murphy, Jr.                     Prior to May 1998, Senior Financial Analyst, Merck &
Assistant Vice President                   Co., Inc., One Merck Drive, Whitehouse Station, NJ 08889

Philip M. Murphy                           Prior to June 1999, Marketing and Client Relations
Assistant Vice President                   Association, GE Investments, 3003 Summer Street, Stamford,
                                           CT 06904.  Prior to March 1998, Analyst, McLagan Partners,
                                           Inc., Four Stamford Plaza, Suite 400, 107 Elm Street,
                                           Stamford, CT 06902

Toshio Nagashima                           Prior to July 1999, General Manager, Product Dept.,
Managing Director                          Investment Trust Preparation, Sumitomo Bank, 1-3-2-
                                           Marunouchi, Chiyoda-ku, Tokyo 100-0005 Japan

Maria Julia Nisbet                         Prior to May 1999, Project Manager, Cisalpina
Assistant Vice President                   Gestioni, Via Boito, 10, Milan, Italy 20121

Nancy O'Brien                              Prior to September 1999, Manager Corporate Disbursements,
Assistant Vice President                   Fidelity Investments, 82 Devonshire St., Boston, MA 02129

Teresa O'Day                               Prior to April 1999, Operations Manager, Compaq Computer
Vice President                             Corp., 334 South Street, Shrewsbury, MA 01545

Stephen M. Oristaglio                      Prior to July 1998, Managing Director Global Head
Senior Managing Director                   of Fixed Income, Swiss Bank Corp/UBS Organization, 222
                                           Broadway, New York, NY 10022

Carlos Pampliega                           Prior to March 1998, Regional Manager, Massachusetts
Vice President                             Financial Services, 500 Boylston St., Boston, MA 02116

Jeffrey F. Peters                          Prior to June 1999, Principal, McKinsey & Company,
Managing Director                          75 Park Plaza, Boston, MA 02116

Joseph P. Petitti                          Prior to May 1998, Senior Treasury Analyst, Liberty
Vice President                             Mutual Insurance Co., 175 Berkely St., Boston, MA 02122

Randolph Petralia                          Prior to May 1998, First Vice President, Lehman
Senior Vice President                      Brothers, 3 World Financial Center, New York, NY 10285

Keith Plapinger                            Chairman and Trustee, Advent School, 17 Brimmer St.,
Vice President                             Boston, MA 02108

Lisa M. Platia                             Prior toDecember 1999, Vice President, Windham
Assistant Vice President                   Capital Management, 5 Revere St., Cambridge MA 02138

James A. Polk                              Prior to June 1998, Investment Officer, Massachusetts
Vice President                             Financial Services, 500 Boylston St., Boston, MA 02116

Charles E. Porter                          Trustee, Anatolia College, 130 Bowdoin St., Suite 1201,
Executive Vice President                   Boston, MA 02108; Governor, Handel & Hayden Society,
                                           Horticulture Hall, 300 Massachusetts Ave., Boston, MA
                                           02115

Quintin R.S. Price                         Prior to December 1998, Corporate Development Director,
Managing Director                          The Boots Company PLC, Group Headquarters, Nottingham
                                           NG2 3AA England; Prior to June 1998, Managing Director
                                           of Pan European Equities and Global Head of Research,
                                           HSBC Investment Bank PLC, Thames Exchange, 10 Queen St
                                           Place, London, EC4R 1BL

George Putnam                              Chairman and Director, Putnam Mutual Funds Corp.;
Chairman and Director                      Director, The Boston Company, Inc., One Boston Place,
                                           Boston, MA 02108; Director, Boston Safe Deposit and Trust
                                           Company, One Boston Place, Boston, MA 02108; Director,
                                           Freeport-McMoRan, Inc., 200 Park Avenue, New York,
                                           NY 10166; Director, General Mills, Inc., 9200 Wayzata
                                           Boulevard, Minneapolis, MN  55440; Director, Houghton
                                           Mifflin Company, One Beacon Street, Boston, MA 02108;
                                           Director, Marsh & McLennan Companies, Inc., 1221 Avenue of
                                           the Americas, New York, NY  10020; Director, Rockefeller
                                           Group, Inc., 1230 Avenue of the Americas, New York, NY
                                           10020; Trustee, Massachusetts General Hospital, Fruit
                                           Street, Boston, Ma 02114; McLean Hospital 115 Mill St.,
                                           Belmont, MA 02178; The Colonial Williamsburg Foundation,
                                           Post Office Box 1776, Williamsburg, VA 23187; The Museum
                                           of Fine Arts, 465 Huntington Avenue, Boston, MA 02115;
                                           WGBH Foundation, 125 Western Avenue, Boston, MA 02134; The
                                           Nature Conservancy, Post Office Square Building, 79 Milk
                                           St., Suite 300, Boston, MA 02109; Trustee, The Jackson
                                           Laboratory, 600 Main St., Bar Harbor, ME

Nadine McQueen-Reed                        Prior to March, 1999, Key Account Executive, Fidelity
Assistant Vice President                   Investments, 130 Tonbridge Road, Hildenborough, Kent,
                                           England, TN11 9DZ

Thomas V. Reilly                           Trustee, Knox College, 2 East South St., Galesburg,
Managing Director                          IL 61401

Kevin J. Rogers                            Prior to September 1998, Managing Director-Portfolio
Senior Vice President                      Manager, Invesco, NY Organization, 1066 Avenue of the
                                           Americas, New York, NY 10036

Jeff B. Sacknowitz                         Investment Associate, Independence Investment Associates,
Vice President                             53 State St., Boston, MA 02109

Paul D. Scanlon                            Prior to October 1999, Senior Vice President, Olympus
Vice President                             Healthcare Group, 775 Trapelo Road, Waltham, MA 02452

Saied Simozar                              Prior to March 1998, Manager, Portfolio Analytics,
Senior Vice President                      DuPont Pension fund Investment, One Righter Parkway,
                                           Suite 3200, Wilmington, DE 198903

Justin M. Scott                            Director, DSI Proprieties (Neja) Ltd., Epping Rd.,
Managing Director                          Reydon, Essex CM19 5RD

Denise D. Selden                           Prior to June 1998, Managing Director, Lehman Brothers,
Senior Vice President                      260 Franklin St., Boston, MA 02110

Jean I. Sievert                            Prior to October 1998, Vice President, Salomon Smith
Senior Vice President                      Barney, Seven World Trade Center, New York, NY 10048

Gordon H. Silver                           Trustee, Wang Center for the Performing Arts, 270
Managing Director                          Tremont St., Boston, MA 02116

David M. Silk                              Member of Board of Directors, Jobs for Bay State
Senior Vice President                      Graduates, 451 Andover St., Suite 305, North Andover,
                                           MA 01845

Steven Spiegel                             Director, Ultra Diamond and Gold Outlet, 29 East
Senior Managing Director                   Madison St., Suite 1800, Chicago, IL 60602; Director,
                                           FACES New York University Medical Center, 550 First
                                           Avenue, New York, NY 10016; Trustee, Babson College, One
                                           College Drive, Wellesley, MA 02157

Raman Srivastava                           Prior to July 1999, Market Risk Analyst, Bank of
Assistant Vice President                   Nova Scotia, 20 King St., W., Toronto, ON

James St. John                             Prior to July 1998, Investment Analyst, University of
Assistant Vice President                   Rochester, Rochester, NY 14627

Toshifumi Sugimoto                         Prior to October 1998, Portfolio Manager, Deputy
Senior Vice President                      General Manager, Nikko Securities Investment Trust &
                                           Management, Fixed Income Department, 4-3 Nihonbashi,
                                           Hakozakicho, Chuou-ku, Tokyo, Japan, 103-0015

William J. Sullivan                        Prior to June 1999, Executive Director, SBC Warburg
Senior Vice President                      Dillion Read, 677 Washington Blvd, Stamford, CT, 06901

John C. Talanian                           Member of Board of Directors, the Japan Society of
Managing Director                          Boston, One Milk Street, Boston, MA 02109

Nicole J. Thorpe                           Prior to February 1999, President/Owner, Thorpe
Assistant Vice President                   Resources, P.O. Box 1895, Brockton, MA 02301

Robert J. Ullman                           Prior to September, 1998, Assistant Vice President,
Assistant Vice President                   State Street Bank, Two International Place, Boston, MA
                                           02109

Vincent Vliebergh                          Prior to May 1998, Senior Consultant, Garnett Consulting,
Vice President                             30 Monument Square, Concord, MA 01742

Christopher C. Watt                        Prior to July 1999, Finance Manager, Procter &
Vice President                             Gamble, 1 Procter & Gamble Plaza, Cincinnati, OH 45202

Eric Wetlaufer                             President and Member of Board of Directors, The Boston
Managing Director                          Security Analysts Society, Inc., 100 Boylston St., Suite
                                           1050, Boston, MA 02110

Edward F. Whalen                           Member of the Board of Directors, Hockomock Area YMCA,
Senior Vice President                      300 Elmwood St., North Attleboro, MA 02760

Kelly A. Woolbert                          Prior to November 1999, Investment Analyst, MetLife
Assistant Vice President                   Investment Services, 99 High Street, Boston, MA 02110

Edmund F. Wright Jr.                       Prior to July 1998, Controller, CBE Technologies,
Assistant Vice President                   Inc., 50 Redfield St., Boston, MA 02122

Richard P. Wyke                            Director, Salem YMCA, One Sewall St., Salem, MA 01970
Senior Vice President




Item 27.  Principal Underwriter

(a) Putnam Mutual Funds Corp. is the principal underwriter for each of the following investment companies, including the Registrant:

Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asia Pacific Growth Fund, Putnam Asset Allocation Funds, Putnam Balanced Retirement Fund, Putnam California Tax Exempt Income Fund, Putnam California Tax Exempt Money Market Fund, Putnam Capital Appreciation Fund, Putnam Convertible Income-Growth Trust, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Growth Fund, Putnam Florida Tax Exempt Income Fund, Putnam Funds Trust, The George Putnam Fund of Boston, Putnam Global Equity Fund, Putnam Global Governmental Income Trust, Putnam Global Growth Fund, Putnam Global Natural Resources Fund, The Putnam Fund for Growth and Income, Putnam Growth and Income Fund II, Putnam Health Sciences Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, Putnam Intermediate U.S. Government Income Fund, Putnam International Growth Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund,
Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Money Market Fund, Putnam New York Tax Exempt Opportunities Fund, Putnam Ohio Tax Exempt Income Fund, Putnam OTC & Emerging Growth Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Preferred Income Fund, Putnam Strategic Income Fund, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam Tax Smart Funds Trust, Putnam U.S. Government Income Trust, Putnam Utilities Growth and Income Fund, Putnam Variable Trust, Putnam Vista Fund, Putnam Voyager Fund, Putnam Voyager Fund II.


(b) The directors and officers of the Registrant's principal underwriter are listed below. None of the officers are officers of the Registrant except:

Name                       Position and Offices with Registrant

Richard Monaghan           Vice President
George Putnam              Chairman and President
Gordon Silver              Vice President

The principal business address of each person is One Post Office Square, Boston, MA 02109:


Name                                                   Position and
                                                  Offices with Underwriter
-----------------------------------------------------------------------------
Adduci,John V.                                    Vice President
Alberts,Richard W.                                Asst. Vice President
Alden,Donald F.                                   Vice President
Alexander,Michael R.                              Vice President
Alpaugh,Christopher S.                            Vice President
Altomare,Mario P.                                 Vice President
Amisano,Paulette C.                               Vice President
Arends,Michael K.                                 Senior Vice President
Armon,Lori E.                                     Asst. Vice President
Asher,Steven E.                                   Senior Vice President
Avery,Scott A.                                    Senior Vice President
Aymond,Christian E.                               Senior Vice President
Aymond,Colin C.                                   Vice President
Babcock III,Warren W.                             Senior Vice President
Baltimore,Mark H.W.                               Asst. Vice President
Barlow,Jane                                       Asst. Vice President
Barnett,William E.                                Asst. Vice President
Barrett,Thomas                                    Vice President
Battit,Suzanne J                                  Vice President
Beatty,Steven M.                                  Senior Vice President
Bent,John J.                                      Senior Vice President
Beringer,Thomas C.                                Vice President
Boester,Eric C.                                   Asst. Vice President
Boneparth,John F.                                 Managing Director
Bouchard,Keith R.                                 Senior Vice President
Boudreau,Stephen T.                               Asst. Vice President
Bradford Jr.,Linwood E.                           Senior Vice President
Bresnahan,Leslee R.                               Managing Director
Brockelman,James D.                               Senior Vice President
Brookman,Joel S.                                  Vice President
Brown,Timothy K.                                  Senior Vice President
Buckner,Gail D.                                   Senior Vice President
Burnham,David N.                                  Vice President
Burrill,Gregory J.                                Vice President
Buzzell,Paul F.                                   Asst. Vice President
Cabana,Susan D.                                   Vice President
Cartwright,Patricia A.                            Asst. Vice President
Casey,David M.                                    Vice President
Castle Jr.,James R.                               Senior Vice President
Chamieh,Mark                                      Vice President
Chapman,Frederick                                 Vice President
Chapman,Thomas E.                                 Vice President
Chase,Mary Claire                                 Senior Vice President
Chrostowski,Louis F.                              Senior Vice President
Church,Daniel J.                                  Vice President
Clark,Richard B.                                  Senior Vice President
Clermont,Mary                                     Vice President
Clinton,John C.                                   Asst. Vice President
Cohen,Jeff M.                                     Asst. Vice President
Collman,Kathleen M.                               Sr Managing Director
Commane,Karen L.                                  Asst. Vice President
Coneeny,Mark L.                                   Senior Vice President
Connelly,Donald A.                                Senior Vice President
Connolly,William T.                               Managing Director
Cooper,John S.                                    Vice President
Corbett,Dennis                                    Vice President
Corvinus,F. Nicholas                              Senior Vice President
Cote,Marie C.                                     Asst. Vice President
Cotto,Stephen P                                   Asst. Vice President
Cotton,Rick                                       Vice President
Crane III,George H.                               Senior Vice President
Cristo,Chad H.                                    Vice President
Critchell Jr.,D.Alan                              Asst. Vice President
Curran,Peter J.                                   Senior Vice President
Dahill,Jessica E.                                 Vice President
Daly,Kenneth L.                                   Managing Director
Daylor,Donna M.                                   Vice President
Days,Nancy M.                                     Asst. Vice President
Deluse,Laura R.                                   Asst. Vice President
deMont,Lisa M.                                    Vice President
Diaz,Roger                                        Vice President
Dirstine,Michael T.                               Vice President
DiStasio,Karen E.                                 Vice President
Divney,Kevin M.                                   Senior Vice President
Dolan,Michael G.                                  Vice President
Donaldson,Scott M.                                Vice President
Dougherty,Thomas                                  Vice President
Durbin,Emily J.                                   Vice President
Durkee,Christine                                  Asst. Vice President
Edlin,David B.                                    Managing Director
Eidelberg,Kathleen E.                             Asst. Vice President
Elder,Michael D.                                  Vice President
Emhof,Joseph R.                                   Vice President
English,James M.                                  Senior Vice President
Esposito,Vincent                                  Managing Director
Favaloro,Beth A.                                  Vice President
Feldman,Susan H.                                  Senior Vice President
Fisher,C. Nancy                                   Managing Director
Fishman,Mitchell B.                               Senior Vice President
Fiumara,Joseph C.                                 Vice President
Flaherty,Patricia C.                              Senior Vice President
Fleisher,Kate                                     Vice President
Fleming,Ellen E.                                  Asst. Vice President
Foley,Timothy P.                                  Vice President
Foran,Carey L.                                    Vice President
Frost,Karen T.                                    Senior Vice President
Gage,Matthew R.                                   Asst. Vice President
Gaudette,Marjorie B.                              Vice President
Gibbs,Stephen C.                                  Vice President
Gindel,Caroline E.                                Asst. Vice President
Goodfellow,Mark D.                                Vice President
Goodman,Robert                                    Managing Director
Gould,Carol J.                                    Asst. Vice President
Grace,Linda K.                                    Vice President
Grant,Mitchell T.                                 Managing Director
Graviere,Patrice                                  Senior Vice President
Grey,Eric M.                                      Vice President
Grossberg,Jill                                    Asst. Vice President
Grove,Denise                                      Vice President
Guerin,Donnalee                                   Vice President
Hachey,Andrew J                                   Asst. Vice President
Hadley,Christopher                                Asst. Vice President
Halloran,James E.                                 Vice President
Halloran,Thomas W.                                Senior Vice President
Hansen,Christine M.                               Asst. Vice President
Harring,Linda                                     Senior Vice President
Harrington,Shannon W.                             Vice President
Hartig,Robert                                     Vice President
Hartigan,Craig W.                                 Vice President
Hartley,Deborah M.                                Asst. Vice President
Hayes-Castro,Deanna R.                            Vice President
Hedstrom,Gayle A.                                 Asst. Vice President
Heller,Kim G.                                     Asst. Vice President
Holmes,Maureen A.                                 Vice President
Hooley Jr.,Daniel F.                              Vice President
Horwitz,Jonathan S.                               Senior Vice President
Hotchkiss,Michael F.                              Senior Vice President
Howes,Douglas E.                                  Asst. Vice President
Hoyt,Paula J.                                     Asst. Vice President
Hurley,William J.                                 Managing Director & CFO
Hutcherson,Eric A.                                Asst. Vice President
Hutchins,Robert B.                                Vice President
Iino,Yoshiro                                      Vice President
Jacobsen,Dwight D.                                Managing Director
Kaminsky,Gregory C.                               Vice President
Kanwal,Amrit                                      Managing Director
Kapinos,Peter J.                                  Vice President
Keleher,Kevin J.                                  Asst. Vice President
Kelley,Brian J.                                   Vice President
Kelly,David                                       Vice President
Kennedy,Alicia C.                                 Asst. Vice President
Kinsman,Anne                                      Senior Vice President
Kircher,Richard T.                                Asst. Vice President
Kirk,Deborah H.                                   Senior Vice President
Koontz,Jill A.                                    Senior Vice President
Kringdon,Joseph D.                                Senior Vice President
Landers,Bruce M.                                  Vice President
Lane,Linda L.                                     Asst. Vice President
LaPierre,Christopher W                            Asst. Vice President
Lathrop,James D.                                  Senior Vice President
Lawlor,Stephanie T.                               Asst. Vice President
Leary,Joan M.                                     Vice President
Ledbetter,Charles C.                              Vice President
Leddy,Maura W.                                    Vice President
Leipsitz,Margaret                                 Asst. Vice President
Lemire,Kevin                                      Vice President
Levy,Eric S.                                      Senior Vice President
Levy,Norman S.                                    Vice President
Lewandowski Jr.,Edward V.                         Vice President
Lewandowski,Edward V.                             Senior Vice President
Lewis,Paul                                        Asst. Vice President
Li,Mei                                            Asst. Vice President
Lieberman,Samuel L.                               Senior Vice President
Lifsitz,David M.                                  Vice President
Lilien,David R.                                   Vice President
Link,Christopher H.                               Asst. Vice President
Linquata,Louis K.                                 Asst. Vice President
Litant,Lisa M.                                    Vice President
Lockwood,Maura A.                                 Senior Vice President
Loew,Christopher R.                               Asst. Vice President
Lohmeier,Andrew                                   Asst. Vice President
Lohr,Mark G.                                      Managing Director
Lomba,Rufino R.                                   Senior Vice President
Lord,Caroline F.                                  Asst. Vice President
Lucey,Robert F.                                   Director
Lucey,Thomas J.                                   Director
Luskin,James M.                                   Asst. Vice President
Lyons,Robert F.                                   Asst. Vice President
MacDonald,Richard A.                              Senior Vice President
Maloof,Renee L.                                   Asst. Vice President
Mancini,Dana                                      Asst. Vice President
Mancini,Jane M.                                   Managing Director
Manthorne,Heather M.                              Asst. Vice President
Maravel,Alexi A.                                  Asst. Vice President
Martens,Erwin W.                                  Managing Director
Maxwell,Scott M.                                  Managing Director
McAvoy,Bridget                                    Vice President
McCafferty,Karen A.                               Vice President
McCarthy,Anne B.                                  Asst. Vice President
McConville,Paul D.                                Senior Vice President
McCracken,Brian                                   Asst. Vice President
McCutcheon,Bruce A                                Senior Vice President
McDermott,Robert J.                               Vice President
McKenna,Mark J.                                   Senior Vice President
McNamara,Laura                                    Vice President
McNamee,Mary G.                                   Vice President
Meagher,Dorothy B.                                Vice President
Mehta,Ashok                                       Vice President
Metelmann,Claye A.                                Vice President
Michejda,Marek A.                                 Vice President
Miller,Bart D.                                    Senior Vice President
Miller,Gregory T.                                 Vice President
Miller,Jeffrey M.                                 Managing Director
Mills,Ronald K.                                   Vice President
Mills,Stacy M.                                    Vice President
Minsk,Judith                                      Asst. Vice President
Monaghan,Richard A.                               Director
Monahan,Kimberly A.                               Vice President
Moody,Paul R.                                     Vice President
Moret,Mitchell L.                                 Senior Vice President
Morey,John P.                                     Senior Vice President
Mosher,Barry L.                                   Vice President
Mullen,Donald E.                                  Senior Vice President
Munson,Brian D.                                   Vice President
Murphy Jr.,Kenneth W.                             Asst. Vice President
Murray,Brendan R.                                 Senior Vice President
Nadherny,Robert                                   Senior Vice President
Nagashima,Toshio                                  Managing Director
Natale,Lisa A.                                    Asst. Vice President
Nauen,Kimberly Page                               Vice President
Neary,Ellen R.                                    Vice President
Neher,Stacey P.                                   Asst. Vice President
Nelson,Andrew E.                                  Vice President
Newell,Amy Jane                                   Vice President
Nickodemus,John P.                                Senior Vice President
Nickse,Gail A.                                    Asst. Vice President
Nicolazzo,Jon C.                                  Vice President
Nisbet,M. Julia                                   Asst. Vice President
O'Brien,Lois C.                                   Vice President
O'Brien,Nancy M.                                  Asst. Vice President
O'Connell,Gayle M.                                Vice President
O'Connor,Brian P.                                 Vice President
O'Connor,Matthew P.                               Asst. Vice President
O'Day,Teresa S.                                   Vice President
Orr,Kevin                                         Vice President
Palmer,Patrick J.                                 Vice President
Pampliega,Carlos                                  Vice President
Panek,Raymond S.                                  Asst. Vice President
Parker,Michael T.                                 Asst. Vice President
Parr,Cynthia O.                                   Senior Vice President
Patton,Robert J.                                  Vice President
Perkins,Erin M.                                   Asst. Vice President
Peters,Jeffrey F.                                 Managing Director
Petitti,Joseph P.                                 Vice President
Petralia,Randolph S.                              Senior Vice President
Phoenix,John G.                                   Senior Vice President
Phoenix,Joseph                                    Senior Vice President
Pilibosian,George J.                              Vice President
Plapinger,Keith                                   Senior Vice President
Powers,Brian S.                                   Asst. Vice President
Present,Howard B.                                 Senior Vice President
Puddle,David G.                                   Senior Vice President
Pulkrabek,Scott M.                                Vice President
Putnam,George                                     Director
Quinn,Lisa F.                                     Asst. Vice President
Reed,Nadine McQueen                               Asst. Vice President
Rider,Wendy A.                                    Vice President
Riley,Megan G.                                    Asst. Vice President
Rodammer,Kris                                     Senior Vice President
Rodts,Jennifer M.                                 Asst. Vice President
Rogers,Deborah A.                                 Vice President
Rowe,Robert B.                                    Vice President
Ryan,Carolyn M.                                   Asst. Vice President
Ryan,Deborah A.                                   Vice President
Ryan,William M.                                   Vice President
Saccocia,Cynthia M                                Asst. Vice President
Saunders,Catherine A.                             Senior Vice President
Saur,Karl W.                                      Vice President
Scanlon,Michael M.                                Vice President
Schlosberg,Alan R.                                Asst. Vice President
Schofield,Shannon D.                              Senior Vice President
Schultz,Mitchell D.                               Managing Director
Scordato,Christine A.                             Senior Vice President
Segers,Elizabeth R.                               Senior Vice President
Selden,Denise D.                                  Senior Vice President
Shamburg,John B.                                  Vice President
Shanahan,Christopher W.                           Vice President
Sharpless,Kathy G.                                Managing Director
Shelby,Robert                                     Vice President
Short,Jonathan D.                                 Senior Vice President
Siebold,Mark J.                                   Asst. Vice President
Siemon Jr.,Frank E.                               Asst. Vice President
Silva,J. Paul                                     Vice President
Silver,Gordon H.                                  Sr Managing Director
Skistimas Jr,John J.                              Vice President
Smeglin,Maryann C.                                Asst. Vice President
Solan,Meenakshi S.                                Asst. Vice President
Soule,Scott W.                                    Asst. Vice President
Spiegel,Steven                                    Sr Managing Director
Sprague,David L.                                  Vice President
Starishevsky,Daniel                               Vice President
Starr,Loren M.                                    Managing Director
Statuta,Jason M.                                  Vice President
Steinberg,Lauren B.                               Asst. Vice President
Stern,Derek A.                                    Asst. Vice President
Stickney,Paul R.                                  Senior Vice President
Strumpf,Casey                                     Senior Vice President
Sugimoto,Toshifumi                                Senior Vice President
Sullivan,Brian L.                                 Senior Vice President
Sullivan,Donna G                                  Vice President
Sullivan,Elaine M.                                Senior Vice President
Sullivan,Maryann                                  Asst. Vice President
Suzuki,Toshimi                                    Senior Vice President
Sweeney,Janet C.                                  Senior Vice President
Talanian,John C.                                  Managing Director
Tanner,B Iris                                     Vice President
Tavares,April M.                                  Asst. Vice President
Telling,John R.                                   Senior Vice President
Tibbetts,Richard B.                               Managing Director
Tirado,Patrice M.                                 Vice President
Troped Blacker,Bonnie                             Senior Vice President
Upham,Scott E.                                    Vice President
Veale,David B.                                    Asst. Vice President
Wallack,William F.                                Asst. Vice President
Walsh,Stephen M.                                  Vice President
Warde,Elizabeth A.                                Asst. Vice President
Washburn,Andrew O.                                Vice President
Waters,Mitchell J.                                Vice President
Watt,Christopher C.                               Vice President
Welch III,William A.                              Asst. Vice President
Whalen,Brian                                      Vice President
Whalen,Edward F.                                  Senior Vice President
Whitaker,J. Greg                                  Vice President
White,Patrick J.                                  Asst. Vice President
Wolfson,Jane                                      Senior Vice President
Woodlock,Ronald J.                                Asst. Vice President
Woolbert,Kelly A.                                 Asst. Vice President
Woolverton,William H.                             Managing Director
Wright Jr.,Edmund F.                              Asst. Vice President
Yan,Yanfang                                       Vice President
Young,Jason P.                                    Vice President
Zografos,Laura J.                                 Senior Vice President
Zukowski,Virginia A.                              Senior Vice President





Item 28. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Associate Clerk, Judith Cohen; Registrant's investment adviser, Putnam Investment Management, Inc.; Registrant's principal underwriter, Putnam Mutual Funds Corp.; Registrant's custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Associate Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

Item 29. Management Services

None.

Item 30. Undertakings

None.


CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of Post-Effective Amendment No. 24 to the Registration Statement of Putnam Variable Trust on Form N-1A (File No. 33-17486) of our report dated February 15, 2000, on our audit of the financial statements and financial highlights of the Trust, which report is included in the Annual Report for Putnam Variable Trust for the year ended December 31, 1999 which is incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the caption
"Independent Accountants and Financial Statements" in the Statement of Additional Information and under the heading "financial highlights" in such Prospectuses.

PriceWaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2000


NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Variable Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of April, 2000.


                                      Putnam Variable Trust

                                      By: Gordon H. Silver, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of Putnam Variable Trust has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title

George Putnam            President and Chairman of the Board;
                         Principal Executive Officer; Trustee
John D. Hughes           Senior Vice President; Treasurer and
                         Principal Financial Officer

Paul G. Bucuvalas        Assistant Treasurer and
                         Principal Accounting Officer

Jameson A. Baxter        Trustee

Hans H. Estin            Trustee

John A. Hill             Trustee

Ronald J. Jackson        Trustee

Paul L. Joskow           Trustee

Elizabeth T. Kennan      Trustee

Lawrence J. Lasser       Trustee

John H. Mullin, III      Trustee

Robert E. Patterson      Trustee

William F. Pounds        Trustee

George Putnam, III       Trustee

A.J.C. Smith             Trustee

W. Thomas Stephens       Trustee

W. Nicholas Thorndike    Trustee

                         By: Gordon H. Silver,
                             as Attorney-in-Fact

                             April 28, 2000

Exhibit Index

13a. Class IB Distribution Plan and Agreement -- Exhibit 1.

15a. The Putnam Funds Code of Ethics - Exhibit 2.

15b. Putnam Investments Code of Ethics - Exhibit 3.



PUTNAM VARIABLE TRUST

FORM N-1A
PART C

OTHER INFORMATION

Item 23. Exhibits

1. Agreement and Declaration of Trust dated September 24, 1987, as revised January 1, 1997 -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.

2. By-Laws, as amended through January 30, 1997 -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's
Registration Statement.

3a. Portions of Agreement and Declaration of Trust Relating to
Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.

3b. Portions of By-Laws Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's
Registration Statement.


4. Management Contract dated October 2, 1987, as supplemented March 2, 1990, as further supplemented February 27, 1992, July 9, 1993, April 5, 1994, June 2, 1994, April 7, 1995, July 13, 1995, July 11, 1996, December
20, 1996, February 6, 1998, July 10, 1998, March 4, 1999, July 1, 1999 and
November 8, 1999 -- Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement.


5a. Distributor's Contract dated May 6, 1994 -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.

5b. Form of Specimen Dealer Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

5c. Form of Specimen Financial Institution Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

6. Not applicable.

7. Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended July 13, 1992 -- Incorporated by reference to
Post-Effective Amendment No. 10 to the Registrant's Registration Statement.

8. Investor Servicing Agreement dated June 3, 1991 with Putnam Fiduciary Trust Company -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.


9. Opinion of Ropes & Gray, including consent -- Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement.


10. Not applicable.

11. Not applicable.

12. Investment Letters from Putnam Investment Management, Inc. to the Registrant -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.


13a. Class IB Distribution Plan and Agreement --  Exhibit 1.


13b. Form of Specimen Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.

13c. Form of Specimen Financial Institution Service Agreement --
Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.

14. Rule 18f-3(d) Plan -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.


15a. The Putnam Funds Code of Ethics -  Exhibit 2.

15b. Putnam Investments Code of Ethics -  Exhibit 3.


Item 24. Persons Controlled by or under Common Control with the Fund


None.


Item 25. Indemnification

The information required by this item is incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-5346).




Item 26. Business and Other Connections of Investment Adviser

     Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is one Post Office Square, Boston, Massachusetts 02109.



Name                                       Non-Putnam business and other connections
----                                       -----------------------------------------
Pankaj Agrrawal                            Prior to April 1998, Quantitative Analyst, Vestek
Vice President                             Systems, 388 Market St., Suite 700, San Francisco, CA
                                           94111

Lauren Allansmith                          Prior to August 1999, Analyst, Loomis Sayles,
Senior Vice President                      One Financial Center, Boston, MA 02111

Blake Anderson                             Trustee, Salem Female Charitable Society,
Managing Director                          Salem MA 01970

Paul A. Aston                              Prior to June, 1999, Senior Quantitative
Vice President                             Strategist, Santander Global Advisors, 28 State
                                           Street, Boston, MA 02109

Jane N. Barlow                             Prior to January 2000, Office Management,
Assistant Vice President                   Distinction Resourcing Limited, 2/4 Great Eastern
                                           Street, London, EC2A 3NT; Prior to January 1999,
                                           Office Manager, D.E. Shaw Securities International,
                                           Finsbury Dials, 20 Finsbury Street, London, EC3M

Robert R. Beck                             Director, Charles Bridge Publishing, 85 Main St.,
Senior Vice President                      Watertown, MA  02172; Board of Overseers, Beth Israel
                                           Deaconess Medical Center, 330 Brookline Ave., Boston,
                                           MA 02215

Kirsten A. Bjerklie                        Prior to June 1998, Assistant Vice President,
Assistant Vice President                   Scudder, Stevens & Clark, Two International Place,
                                           Boston, MA 02110

Richard L. Block                           Prior to June 1998, Principal, Head International
Senior Vice President                      Equity Trader, Morgan Stanley Asset Management, 1221
                                           Avenue of the Americas, New York, NY 10036

Rob A. Bloemker                            Prior to September 1999, Managing Director,
Senior Vice President                      Lehman Brothers, 555 California St., 30th floor,
                                           San Francisco, CA 94104

Claudio Brocado                            Prior to August 1999, independent consultant by
Vice President                             Stires, O'Donnell & Co. 12 East 44th St., New York,
                                           NY 10017; Prior to January 1999, independent
                                           consultant by Coast Partners, 601 California St.,
                                           San Francisco, CA 94108; Prior to November 1997, Head
                                           of Latin America Business Development, Dresdner RCM
                                           Global Investors, Four Embarcadero Center,
                                           San Francisco, CA 94111

Anna Bulkovshteyn                          Prior to July 1999, Quantitative Analyst, Sun Life
Assistant Vice President                   Investment Management, 200 King Street West, Toronto,
                                           Ontario M5H 3T4 Canada

David N. Burnham                           Prior to July 1998, Director - Finance, Fidelity
Vice President                             Investments, 82 Devonshire Street, Boston, MA 02109

Richard P. Cervone                         Prior to August 1998, Equity Analyst, Loomis,
Vice President                             Sayles & Co., One Financial Center, Boston, MA,
                                           02216.

Christopher Ceruolo                        Prior to July 1998, Associate, Ropes & Gray,
Assistant Vice President                   One International Place, Boston, MA 02110

Mark Chameih                               Prior to May 1999, Vice President, Chase Manhattan,
Vice President                             125 London Wall, London, UK

Bihua Chen                                 Prior to July 1998, Research Associate, ProNeuron,
Assistant Vice President                   Inc., 1531 E. Jefferson St., Rockville, MD 20847

C. Beth Cotner                             Director, The Lyric Stage Theater, 140 Clarendon St.,
Senior Vice President                      Boston, MA 02116

Stephen P. Cotto                           Prior to March 1998, Facilities Supervisor,
Assistant Vice President                   Unicco Service Co., 4 Copley Place, Boston, MA 02116

Lindsey L. Curley                          Prior to June 1999, Portfolio Analyst, Standish,
Assistant Vice President                   Ayer & Wood, Inc., One Financial Center, Boston, MA
                                           02110.  Prior to March, 1998,. Fixed-Income Research
                                           Assistant, Invesco Management & Research, Inc., 101
                                           Federal St., Boston, MA 02110

Joseph F. Cushing                          Prior to June 1998, Investment Analyst - Fixed
Assistant Vice President                   Income, Metropolitan Life Insurance Company, 334
                                           Madison Avenue, Convent Station, NJ 07961

John R.S. Cutler                           Member, Burst Media, L.L.C., 10 New England
Vice President                             Executive Park, Burlington, MA 01803

Kenneth Daly                               President, Andover River Rd. TMA, River Road
Managing Director                          Transportation Management Association, 7 Shattuck
                                           Rd., Andover, MA 01810

Donna M. Daylor                            Prior to April 1998, Director of Training,
Vice President                             UniCare Life & Health Ins. Co., 1350 Main St.,
                                           Springfield, MA

John C. Delano                             Prior to July 1998, Senior Foreign Exchange
Assistant Vice President                   Trader, Nationsbank, 233 So. Wacker Drive, Chicago,
                                           IL 60606

Ralph C. Derbyshire                        Board Member, MSPCC, 399 Boylston St.,
Senior Vice President                      Boston, MA; Board Member, Winchester After School
                                           Program, Skillings Rd., Winchester, MA

Stephen P. Dexter                          Prior to June 1999, Senior Vice President and
Senior Vice President                      Senior Portfolio Manger, Scudder Kemper, Inc. One
                                           International Place, Boston, MA

Michael G. Dolan                           Chairman-Finance Council, St. Mary's Parish,
Assistant Vice President                   44 Myrtle St., Melrose, MA  02176; Member, School
                                           Advisory Board, St. Mary's School, 44 Myrtle St.,
                                           Melrose, MA 02176

Edward Driscoll                            Prior to September 1999, Equity Trader, Fidelity
Vice President                             Research and Management, 82 Devonshire St., Boston,
                                           MA 02109

Douglas Dunn                               Prior to November 1999, Director of Research,
Vice President                             Brandywine Asset Management, 381 Brinton Lake Road,
                                           Thornton, PA 19317; Prior to May 1998, Quantitative
                                           Analyst, Westpeak Investment Advisors, 1011 Walnut
                                           St., Suite 400, Boulder, CO 80303

Emily Durbin                               Board of Directors, Family Service, Inc.,
Vice President                             Lawrence, MA 01840

Karnig H. Durgarian                        Board Member, EBRI, Suite 600, 2121 K St.,
Managing Director                          N.W., Washington, DC 20037-1896.  Trustee, American
                                           Assembly, 122 C. St., N.W., Suite 350, Washington, DC
                                           20001

Christine Durkee                           Prior to June 1998, Project Manager, Foundation
Assistant Vice President                   Technologies, Inc., 78 4th Ave., Waltham, MA 02451

Nathan Eigerman                            Trustee, Flower Hill Trust, 298 Marlborough St.,
Senior Vice President                      #4, Boston, MA 02116

Tony H. Elavia                             Prior to September 1999, Executive Vice President,
Senior Vice President                      Voyageur Asset Management, 90 S. 7th Street, Minneapolis,
                                           MN 55402

Lisa V. Emerick                            Prior to September 1998, Asian Sales Trader,
Vice President                             BWZ Securities Asia, Inc., Citibank Tower, 3 Garden Road,
                                           Hong Kong

Irene M. Esteves                           Board of Director Member, American Management
Managing Director                          Association Finance council, 1601 Broadway, New York, NY;
                                           Board of Director Member, First Night Boston, 20 Park
                                           Plaza, Suite 927, Boston, MA; Board of Director Member,
                                           SC Johnson Commercialmarkets, 8310 16th St., Stutevant,
                                           WI 53177; Board of Director Member, Massachusetts
                                           Taxpayers Foundation, 24 Province St., Boston, MA; Board
                                           of Director Member, Mrs. Bairds Bakeries, 515 Jones St.,
                                           Suite 200, Fort Worth, Texas 76102

Ian Ferguson                               Trustee, Park School, 171 Goddard Avenue, Brookline,
Senior Managing Director                   MA 02146

John Ferry                                 Prior to September 1998, Vice President,
Vice President                             Scudder Kemper Investments, 101 California St.,
                                           San Francisco, CA 94111.

Peter M. Fleisher                          Prior to July 1999, Senior Vice President, Fleet
Senior Vice President                      National Bank, 75 State Street, Boston, MA 02109

Henrietta Fraser                           Prior to October, 1998, Manager, Fleming Investment
Vice President                             Management, 25 Copthall Ave., London EC2R 7DR

Matthew R. Gage                            Prior to December, 1999, Audit Manager, Ernst
Assistant Vice President                   & Young LLP, 200 Clarendon St., Boston, MA 02116

Stephen C. Gibbs                           Prior to June 1998, Senior Financial Analyst,
Vice President                             Fidelity Investments, 82 Devonshire St., Boston,
                                           MA 02109

Ken S. Gordon                              Prior to July, 1998, Vice President, Union Bank
Vice President                             of Switzerland, 2-2-2 Otemachi, Chiyoda-Ku, Tokyo,
                                           Japan

Andrew Graham                              Prior to October 1999, Fund Manager, Scottish
Senior Vice President                      Widows Investment Management, Port Hamilton, 67
                                           Morrison St., Edinburgh Scotland

J. Peter Grant                             Trustee, The Dover Church, Dover, MA 02030
Senior Vice President

Patrice Graviere                           Prior to March 1998, Regional Director for Latin
Senior Vice President                      America, MFS International, LTD, Buenos Aires, Brazil

Paul E. Haagensen                          Director, Haagensen Research Foundation, 630
Senior Vice President                      West 168th St., New York, NY  10032

Andrew J. Hachey                           Prior to July 1998. Associate, Skadden, Arps,
Assistant Vice President                   Slate, Meagher & Flom, LLP, One Beacon Street, Boston,
                                           MA 02108

David E. Hamlin                            Prior to August 1998, Principal, The Vanguard Group,
Senior Vice President                      100 Vanguard Blvd., Valley Forge, PA 19355

Deborah R. Healey                          Corporator, New England Baptist Hospital, 125
Senior Vice President                      Parker Hill Ave., Boston, MA 02120; Director, NEB
                                           Enterprises, 125 Parket Hill Ave., Boston, MA 02120

Kim Heller                                 Prior to April 1998, Senior Human Resources
Assistant Vice President                   Specialist, Fidelity Investments, 82 Devonshire St.,
                                           Boston, MA 02109

Jonathan S. Horwitz                        Prior to August 1998, Vice President - Corporate
Senior Vice President                      Planning, Keystone Group, 200 Berkely St., Boston,
                                           MA 02116

Ronald Hua                                 Prior to August 1999, Quantitative Analyst,
Vice President                             Fidelity Investments, 82 Devonshire St., Boston,
                                           MA 02109

Amrit Kanwal                               Prior to August 1999, Vice President, Corporate
Managing Director                          Development and Strategy, Sequa Corporation, 200 Park
                                           Avenue, New York, NY 10166

Jeffrey Kaufman                            Prior to July 1998, Vice President and Portfolio
Senior Vice President                      Manager, MFS Investment Management, 500 Boylston St.,
                                           Boston, MA 02116

Ira C. Kalus-Bystricky                     Prior to March 1998, Consultant, Arthur D. Little,
Vice President                             25 Acorn Park, Cambridge, MA  02114

Hiroshi Kato                               Prior to August 1998, Manager, Senior Analyst,
Vice President                             Daiwa Institute of Research, 15-6 Fuyuki, Koutou-ku,
                                           Tokyo, 135-8460

Kevin J. Keleher                           Prior to August 1998, Support Manager, Digital
Assistant Vice President                   Equipment Co., 111 Powder Mill Rd., Maynard, MA 01754

Richard T. Kircher                         Prior to April 1998, Assistant Vice President and
Assistant Vice President                   Compliance Manager, T. Rowe Price Associates, Inc.,
                                           100 E. Pratt Street, Baltimore, MD 21202

Deborah F. Kuenstner                       Director, Board of Pensions, Presbyterian Church,
Managing Director                          1001 Market St., Philadelphia, PA

Lawrence J. Lasser                         Director, Marsh & McLennan Companies, Inc., 1221 Avenue
President, Director and Chief Executive    of the Americas, New York, NY  10020; Board of Governors
                                           and Executive Committee, Investment Company Institute,
                                           1401 H. St., N.W. Suite 1200, Washington, DC 20005; Board
                                           of Overseers, Museum of Fine Arts, 465 Huntington, Ave.,
                                           Boston, MA 02115; Trustee, Beth Israel Deaconess Medical
                                           Center, 330 Brookline Ave., Boston, MA; Member of the
                                           Council on Foreign Relations, 58 East 68th St., New York,
                                           NY 10021; Member of the Board of Directors of the United Way
                                           of Massachusetts Bay, 245 Summer St., Suite 1401, Boston, MA
                                           02110; Trustee of the Vineyard Open Land Foundation, RFD Box
                                           319X, Vineyard Haven, MA 02568

Gordon R. Lawrence                         Prior to July 1999, summer associate, J.P. Morgan Investment
Assistant Vice President                   Management, 522 Fifth Ave., New York, NY 10009, Prior to
                                           July, 1997, Associate Lehman Brothers, 3 World Financial
                                           Center, New York, NY 10285

Maura W. Leddy                             Prior to October 1998, Bookkeeper, Davol/Taunton Printing,
Vice President                             330 Winthrop Street Taunton, MA 02780.

Richard Leibovitch                         Prior to February 1999, Managing Director, J.P. Morgan,
Managing Director                          60 Wall St., New York, NY 10260

Mark G. Lohr                               Prior to March 1998, Senior Vice President, Fidelity
Managing Director                          Investmetns, 82 Devonshire St., Boston, MA 02109

Noboru Machida                             Prior to October 1998, Senior Analyst, The Nikko
Vice President                             Research Center Ltd., Nihonbashi Kayabacho, Chuou-ku Tokyo,
                                           Japan 103

Kevin Maloney                              Institutional Director, Financial Management Association,
Managing Director                          University of South Florida, College of Business
                                           Administration, Suite 3331, Tampa, FL 33620

Sarah Marshall                             Prior to August 1999, Associate, McKinsey & Company,
Vice President                             Inc., 55 E. 52nd St., New York, NY 10010

Paul McHugh                                Prior to June, 1998, Principal, Robertson Stephens &
Vice President                             Company, One International Place, Boston, MA 02110

Nicholas J. Melhuish                       Prior to August 1999, Assistant Director of Schroder
Vice President                             Investment Management, 31 Gresham St., London,England
                                           ECZV8AQ

Krishna Memani                             Prior to September 1998, Principal, Morgan Stanley & Co.,
Managing Director                          1585 Broadway, New York, NY 10039

Peter V. Meyer                             Prior to July 1999, Conseco Capital Management,
Vice President                             11825 N. Pennsylvania Ave., Carmel, IN 46032

Stacy M. Mills                             Prior to April 1999, Vice President, Manager-Financial
Vice President                             Accounting and Internal Reporting, State Street
                                           Corporation, 225 Franklin Street, Boston, MA 02110

Reena Mithal                               Prior to July 1999, Vice President, Deutsche Bank
Vice President                             Securities, 31 W. 52nd Street., New York, NY 10019

Jeanne L. Mockard                          Trustee, The Bryn Mawr School, 109, W. Melrose
Senior Vice President                      Avenue, Baltimore, MA 21210

Dirk Morris                                Prior to October 1999, Vice President-Global Strategist,
Managing Director                          Bankers Trust, Chifley Tower, Sydney NSW 2000 Australia

Donald E. Mullin                           Corporate Representative and Board Member, Delta Dental
Senior Vice President                      Plan of Massachusetts, 10 Presidents Landing, P.O.
                                           Box 94104, Medford, MA 02155

Jennifer P. Murphy                         Prior to September 1999, Managing Director, Morgan
Managing Director                          Stanley, 1585 Broadway, New York, NY 10036

Kenneth W. Murphy, Jr.                     Prior to May 1998, Senior Financial Analyst, Merck &
Assistant Vice President                   Co., Inc., One Merck Drive, Whitehouse Station, NJ 08889

Philip M. Murphy                           Prior to June 1999, Marketing and Client Relations
Assistant Vice President                   Association, GE Investments, 3003 Summer Street, Stamford,
                                           CT 06904.  Prior to March 1998, Analyst, McLagan Partners,
                                           Inc., Four Stamford Plaza, Suite 400, 107 Elm Street,
                                           Stamford, CT 06902

Toshio Nagashima                           Prior to July 1999, General Manager, Product Dept.,
Managing Director                          Investment Trust Preparation, Sumitomo Bank, 1-3-2-
                                           Marunouchi, Chiyoda-ku, Tokyo 100-0005 Japan

Maria Julia Nisbet                         Prior to May 1999, Project Manager, Cisalpina
Assistant Vice President                   Gestioni, Via Boito, 10, Milan, Italy 20121

Nancy O'Brien                              Prior to September 1999, Manager Corporate Disbursements,
Assistant Vice President                   Fidelity Investments, 82 Devonshire St., Boston, MA 02129

Teresa O'Day                               Prior to April 1999, Operations Manager, Compaq Computer
Vice President                             Corp., 334 South Street, Shrewsbury, MA 01545

Stephen M. Oristaglio                      Prior to July 1998, Managing Director Global Head
Senior Managing Director                   of Fixed Income, Swiss Bank Corp/UBS Organization, 222
                                           Broadway, New York, NY 10022

Carlos Pampliega                           Prior to March 1998, Regional Manager, Massachusetts
Vice President                             Financial Services, 500 Boylston St., Boston, MA 02116

Jeffrey F. Peters                          Prior to June 1999, Principal, McKinsey & Company,
Managing Director                          75 Park Plaza, Boston, MA 02116

Joseph P. Petitti                          Prior to May 1998, Senior Treasury Analyst, Liberty
Vice President                             Mutual Insurance Co., 175 Berkely St., Boston, MA 02122

Randolph Petralia                          Prior to May 1998, First Vice President, Lehman
Senior Vice President                      Brothers, 3 World Financial Center, New York, NY 10285

Keith Plapinger                            Chairman and Trustee, Advent School, 17 Brimmer St.,
Vice President                             Boston, MA 02108

Lisa M. Platia                             Prior toDecember 1999, Vice President, Windham
Assistant Vice President                   Capital Management, 5 Revere St., Cambridge MA 02138

James A. Polk                              Prior to June 1998, Investment Officer, Massachusetts
Vice President                             Financial Services, 500 Boylston St., Boston, MA 02116

Charles E. Porter                          Trustee, Anatolia College, 130 Bowdoin St., Suite 1201,
Executive Vice President                   Boston, MA 02108; Governor, Handel & Hayden Society,
                                           Horticulture Hall, 300 Massachusetts Ave., Boston, MA
                                           02115

Quintin R.S. Price                         Prior to December 1998, Corporate Development Director,
Managing Director                          The Boots Company PLC, Group Headquarters, Nottingham
                                           NG2 3AA England; Prior to June 1998, Managing Director
                                           of Pan European Equities and Global Head of Research,
                                           HSBC Investment Bank PLC, Thames Exchange, 10 Queen St
                                           Place, London, EC4R 1BL

George Putnam                              Chairman and Director, Putnam Mutual Funds Corp.;
Chairman and Director                      Director, The Boston Company, Inc., One Boston Place,
                                           Boston, MA 02108; Director, Boston Safe Deposit and Trust
                                           Company, One Boston Place, Boston, MA 02108; Director,
                                           Freeport-McMoRan, Inc., 200 Park Avenue, New York,
                                           NY 10166; Director, General Mills, Inc., 9200 Wayzata
                                           Boulevard, Minneapolis, MN  55440; Director, Houghton
                                           Mifflin Company, One Beacon Street, Boston, MA 02108;
                                           Director, Marsh & McLennan Companies, Inc., 1221 Avenue of
                                           the Americas, New York, NY  10020; Director, Rockefeller
                                           Group, Inc., 1230 Avenue of the Americas, New York, NY
                                           10020; Trustee, Massachusetts General Hospital, Fruit
                                           Street, Boston, Ma 02114; McLean Hospital 115 Mill St.,
                                           Belmont, MA 02178; The Colonial Williamsburg Foundation,
                                           Post Office Box 1776, Williamsburg, VA 23187; The Museum
                                           of Fine Arts, 465 Huntington Avenue, Boston, MA 02115;
                                           WGBH Foundation, 125 Western Avenue, Boston, MA 02134; The
                                           Nature Conservancy, Post Office Square Building, 79 Milk
                                           St., Suite 300, Boston, MA 02109; Trustee, The Jackson
                                           Laboratory, 600 Main St., Bar Harbor, ME

Nadine McQueen-Reed                        Prior to March, 1999, Key Account Executive, Fidelity
Assistant Vice President                   Investments, 130 Tonbridge Road, Hildenborough, Kent,
                                           England, TN11 9DZ

Thomas V. Reilly                           Trustee, Knox College, 2 East South St., Galesburg,
Managing Director                          IL 61401

Kevin J. Rogers                            Prior to September 1998, Managing Director-Portfolio
Senior Vice President                      Manager, Invesco, NY Organization, 1066 Avenue of the
                                           Americas, New York, NY 10036

Jeff B. Sacknowitz                         Investment Associate, Independence Investment Associates,
Vice President                             53 State St., Boston, MA 02109

Paul D. Scanlon                            Prior to October 1999, Senior Vice President, Olympus
Vice President                             Healthcare Group, 775 Trapelo Road, Waltham, MA 02452

Saied Simozar                              Prior to March 1998, Manager, Portfolio Analytics,
Senior Vice President                      DuPont Pension fund Investment, One Righter Parkway,
                                           Suite 3200, Wilmington, DE 198903

Justin M. Scott                            Director, DSI Proprieties (Neja) Ltd., Epping Rd.,
Managing Director                          Reydon, Essex CM19 5RD

Denise D. Selden                           Prior to June 1998, Managing Director, Lehman Brothers,
Senior Vice President                      260 Franklin St., Boston, MA 02110

Jean I. Sievert                            Prior to October 1998, Vice President, Salomon Smith
Senior Vice President                      Barney, Seven World Trade Center, New York, NY 10048

Gordon H. Silver                           Trustee, Wang Center for the Performing Arts, 270
Managing Director                          Tremont St., Boston, MA 02116

David M. Silk                              Member of Board of Directors, Jobs for Bay State
Senior Vice President                      Graduates, 451 Andover St., Suite 305, North Andover,
                                           MA 01845

Steven Spiegel                             Director, Ultra Diamond and Gold Outlet, 29 East
Senior Managing Director                   Madison St., Suite 1800, Chicago, IL 60602; Director,
                                           FACES New York University Medical Center, 550 First
                                           Avenue, New York, NY 10016; Trustee, Babson College, One
                                           College Drive, Wellesley, MA 02157

Raman Srivastava                           Prior to July 1999, Market Risk Analyst, Bank of
Assistant Vice President                   Nova Scotia, 20 King St., W., Toronto, ON

James St. John                             Prior to July 1998, Investment Analyst, University of
Assistant Vice President                   Rochester, Rochester, NY 14627

Toshifumi Sugimoto                         Prior to October 1998, Portfolio Manager, Deputy
Senior Vice President                      General Manager, Nikko Securities Investment Trust &
                                           Management, Fixed Income Department, 4-3 Nihonbashi,
                                           Hakozakicho, Chuou-ku, Tokyo, Japan, 103-0015

William J. Sullivan                        Prior to June 1999, Executive Director, SBC Warburg
Senior Vice President                      Dillion Read, 677 Washington Blvd, Stamford, CT, 06901

John C. Talanian                           Member of Board of Directors, the Japan Society of
Managing Director                          Boston, One Milk Street, Boston, MA 02109

Nicole J. Thorpe                           Prior to February 1999, President/Owner, Thorpe
Assistant Vice President                   Resources, P.O. Box 1895, Brockton, MA 02301

Robert J. Ullman                           Prior to September, 1998, Assistant Vice President,
Assistant Vice President                   State Street Bank, Two International Place, Boston, MA
                                           02109

Vincent Vliebergh                          Prior to May 1998, Senior Consultant, Garnett Consulting,
Vice President                             30 Monument Square, Concord, MA 01742

Christopher C. Watt                        Prior to July 1999, Finance Manager, Procter &
Vice President                             Gamble, 1 Procter & Gamble Plaza, Cincinnati, OH 45202

Eric Wetlaufer                             President and Member of Board of Directors, The Boston
Managing Director                          Security Analysts Society, Inc., 100 Boylston St., Suite
                                           1050, Boston, MA 02110

Edward F. Whalen                           Member of the Board of Directors, Hockomock Area YMCA,
Senior Vice President                      300 Elmwood St., North Attleboro, MA 02760

Kelly A. Woolbert                          Prior to November 1999, Investment Analyst, MetLife
Assistant Vice President                   Investment Services, 99 High Street, Boston, MA 02110

Edmund F. Wright Jr.                       Prior to July 1998, Controller, CBE Technologies,
Assistant Vice President                   Inc., 50 Redfield St., Boston, MA 02122

Richard P. Wyke                            Director, Salem YMCA, One Sewall St., Salem, MA 01970
Senior Vice President




Item 27.  Principal Underwriter

(a) Putnam Mutual Funds Corp. is the principal underwriter for each of the following investment companies, including the Registrant:

Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asia Pacific Growth Fund, Putnam Asset Allocation Funds, Putnam Balanced Retirement Fund, Putnam California Tax Exempt Income Fund, Putnam California Tax Exempt Money Market Fund, Putnam Capital Appreciation Fund, Putnam Convertible Income-Growth Trust, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Growth Fund, Putnam Florida Tax Exempt Income Fund, Putnam Funds Trust, The George Putnam Fund of Boston, Putnam Global Equity Fund, Putnam Global Governmental Income Trust, Putnam Global Growth Fund, Putnam Global Natural Resources Fund, The Putnam Fund for Growth and Income, Putnam Growth and Income Fund II, Putnam Health Sciences Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, Putnam Intermediate U.S. Government Income Fund, Putnam International Growth Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund,
Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Money Market Fund, Putnam New York Tax Exempt Opportunities Fund, Putnam Ohio Tax Exempt Income Fund, Putnam OTC & Emerging Growth Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Preferred Income Fund, Putnam Strategic Income Fund, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam Tax Smart Funds Trust, Putnam U.S. Government Income Trust, Putnam Utilities Growth and Income Fund, Putnam Variable Trust, Putnam Vista Fund, Putnam Voyager Fund, Putnam Voyager Fund II.


(b) The directors and officers of the Registrant's principal underwriter are listed below. None of the officers are officers of the Registrant except:

Name                       Position and Offices with Registrant

Richard Monaghan           Vice President
George Putnam              Chairman and President
Gordon Silver              Vice President

The principal business address of each person is One Post Office Square, Boston, MA 02109:


Name                                                   Position and
                                                  Offices with Underwriter
-----------------------------------------------------------------------------
Adduci,John V.                                    Vice President
Alberts,Richard W.                                Asst. Vice President
Alden,Donald F.                                   Vice President
Alexander,Michael R.                              Vice President
Alpaugh,Christopher S.                            Vice President
Altomare,Mario P.                                 Vice President
Amisano,Paulette C.                               Vice President
Arends,Michael K.                                 Senior Vice President
Armon,Lori E.                                     Asst. Vice President
Asher,Steven E.                                   Senior Vice President
Avery,Scott A.                                    Senior Vice President
Aymond,Christian E.                               Senior Vice President
Aymond,Colin C.                                   Vice President
Babcock III,Warren W.                             Senior Vice President
Baltimore,Mark H.W.                               Asst. Vice President
Barlow,Jane                                       Asst. Vice President
Barnett,William E.                                Asst. Vice President
Barrett,Thomas                                    Vice President
Battit,Suzanne J                                  Vice President
Beatty,Steven M.                                  Senior Vice President
Bent,John J.                                      Senior Vice President
Beringer,Thomas C.                                Vice President
Boester,Eric C.                                   Asst. Vice President
Boneparth,John F.                                 Managing Director
Bouchard,Keith R.                                 Senior Vice President
Boudreau,Stephen T.                               Asst. Vice President
Bradford Jr.,Linwood E.                           Senior Vice President
Bresnahan,Leslee R.                               Managing Director
Brockelman,James D.                               Senior Vice President
Brookman,Joel S.                                  Vice President
Brown,Timothy K.                                  Senior Vice President
Buckner,Gail D.                                   Senior Vice President
Burnham,David N.                                  Vice President
Burrill,Gregory J.                                Vice President
Buzzell,Paul F.                                   Asst. Vice President
Cabana,Susan D.                                   Vice President
Cartwright,Patricia A.                            Asst. Vice President
Casey,David M.                                    Vice President
Castle Jr.,James R.                               Senior Vice President
Chamieh,Mark                                      Vice President
Chapman,Frederick                                 Vice President
Chapman,Thomas E.                                 Vice President
Chase,Mary Claire                                 Senior Vice President
Chrostowski,Louis F.                              Senior Vice President
Church,Daniel J.                                  Vice President
Clark,Richard B.                                  Senior Vice President
Clermont,Mary                                     Vice President
Clinton,John C.                                   Asst. Vice President
Cohen,Jeff M.                                     Asst. Vice President
Collman,Kathleen M.                               Sr Managing Director
Commane,Karen L.                                  Asst. Vice President
Coneeny,Mark L.                                   Senior Vice President
Connelly,Donald A.                                Senior Vice President
Connolly,William T.                               Managing Director
Cooper,John S.                                    Vice President
Corbett,Dennis                                    Vice President
Corvinus,F. Nicholas                              Senior Vice President
Cote,Marie C.                                     Asst. Vice President
Cotto,Stephen P                                   Asst. Vice President
Cotton,Rick                                       Vice President
Crane III,George H.                               Senior Vice President
Cristo,Chad H.                                    Vice President
Critchell Jr.,D.Alan                              Asst. Vice President
Curran,Peter J.                                   Senior Vice President
Dahill,Jessica E.                                 Vice President
Daly,Kenneth L.                                   Managing Director
Daylor,Donna M.                                   Vice President
Days,Nancy M.                                     Asst. Vice President
Deluse,Laura R.                                   Asst. Vice President
deMont,Lisa M.                                    Vice President
Diaz,Roger                                        Vice President
Dirstine,Michael T.                               Vice President
DiStasio,Karen E.                                 Vice President
Divney,Kevin M.                                   Senior Vice President
Dolan,Michael G.                                  Vice President
Donaldson,Scott M.                                Vice President
Dougherty,Thomas                                  Vice President
Durbin,Emily J.                                   Vice President
Durkee,Christine                                  Asst. Vice President
Edlin,David B.                                    Managing Director
Eidelberg,Kathleen E.                             Asst. Vice President
Elder,Michael D.                                  Vice President
Emhof,Joseph R.                                   Vice President
English,James M.                                  Senior Vice President
Esposito,Vincent                                  Managing Director
Favaloro,Beth A.                                  Vice President
Feldman,Susan H.                                  Senior Vice President
Fisher,C. Nancy                                   Managing Director
Fishman,Mitchell B.                               Senior Vice President
Fiumara,Joseph C.                                 Vice President
Flaherty,Patricia C.                              Senior Vice President
Fleisher,Kate                                     Vice President
Fleming,Ellen E.                                  Asst. Vice President
Foley,Timothy P.                                  Vice President
Foran,Carey L.                                    Vice President
Frost,Karen T.                                    Senior Vice President
Gage,Matthew R.                                   Asst. Vice President
Gaudette,Marjorie B.                              Vice President
Gibbs,Stephen C.                                  Vice President
Gindel,Caroline E.                                Asst. Vice President
Goodfellow,Mark D.                                Vice President
Goodman,Robert                                    Managing Director
Gould,Carol J.                                    Asst. Vice President
Grace,Linda K.                                    Vice President
Grant,Mitchell T.                                 Managing Director
Graviere,Patrice                                  Senior Vice President
Grey,Eric M.                                      Vice President
Grossberg,Jill                                    Asst. Vice President
Grove,Denise                                      Vice President
Guerin,Donnalee                                   Vice President
Hachey,Andrew J                                   Asst. Vice President
Hadley,Christopher                                Asst. Vice President
Halloran,James E.                                 Vice President
Halloran,Thomas W.                                Senior Vice President
Hansen,Christine M.                               Asst. Vice President
Harring,Linda                                     Senior Vice President
Harrington,Shannon W.                             Vice President
Hartig,Robert                                     Vice President
Hartigan,Craig W.                                 Vice President
Hartley,Deborah M.                                Asst. Vice President
Hayes-Castro,Deanna R.                            Vice President
Hedstrom,Gayle A.                                 Asst. Vice President
Heller,Kim G.                                     Asst. Vice President
Holmes,Maureen A.                                 Vice President
Hooley Jr.,Daniel F.                              Vice President
Horwitz,Jonathan S.                               Senior Vice President
Hotchkiss,Michael F.                              Senior Vice President
Howes,Douglas E.                                  Asst. Vice President
Hoyt,Paula J.                                     Asst. Vice President
Hurley,William J.                                 Managing Director & CFO
Hutcherson,Eric A.                                Asst. Vice President
Hutchins,Robert B.                                Vice President
Iino,Yoshiro                                      Vice President
Jacobsen,Dwight D.                                Managing Director
Kaminsky,Gregory C.                               Vice President
Kanwal,Amrit                                      Managing Director
Kapinos,Peter J.                                  Vice President
Keleher,Kevin J.                                  Asst. Vice President
Kelley,Brian J.                                   Vice President
Kelly,David                                       Vice President
Kennedy,Alicia C.                                 Asst. Vice President
Kinsman,Anne                                      Senior Vice President
Kircher,Richard T.                                Asst. Vice President
Kirk,Deborah H.                                   Senior Vice President
Koontz,Jill A.                                    Senior Vice President
Kringdon,Joseph D.                                Senior Vice President
Landers,Bruce M.                                  Vice President
Lane,Linda L.                                     Asst. Vice President
LaPierre,Christopher W                            Asst. Vice President
Lathrop,James D.                                  Senior Vice President
Lawlor,Stephanie T.                               Asst. Vice President
Leary,Joan M.                                     Vice President
Ledbetter,Charles C.                              Vice President
Leddy,Maura W.                                    Vice President
Leipsitz,Margaret                                 Asst. Vice President
Lemire,Kevin                                      Vice President
Levy,Eric S.                                      Senior Vice President
Levy,Norman S.                                    Vice President
Lewandowski Jr.,Edward V.                         Vice President
Lewandowski,Edward V.                             Senior Vice President
Lewis,Paul                                        Asst. Vice President
Li,Mei                                            Asst. Vice President
Lieberman,Samuel L.                               Senior Vice President
Lifsitz,David M.                                  Vice President
Lilien,David R.                                   Vice President
Link,Christopher H.                               Asst. Vice President
Linquata,Louis K.                                 Asst. Vice President
Litant,Lisa M.                                    Vice President
Lockwood,Maura A.                                 Senior Vice President
Loew,Christopher R.                               Asst. Vice President
Lohmeier,Andrew                                   Asst. Vice President
Lohr,Mark G.                                      Managing Director
Lomba,Rufino R.                                   Senior Vice President
Lord,Caroline F.                                  Asst. Vice President
Lucey,Robert F.                                   Director
Lucey,Thomas J.                                   Director
Luskin,James M.                                   Asst. Vice President
Lyons,Robert F.                                   Asst. Vice President
MacDonald,Richard A.                              Senior Vice President
Maloof,Renee L.                                   Asst. Vice President
Mancini,Dana                                      Asst. Vice President
Mancini,Jane M.                                   Managing Director
Manthorne,Heather M.                              Asst. Vice President
Maravel,Alexi A.                                  Asst. Vice President
Martens,Erwin W.                                  Managing Director
Maxwell,Scott M.                                  Managing Director
McAvoy,Bridget                                    Vice President
McCafferty,Karen A.                               Vice President
McCarthy,Anne B.                                  Asst. Vice President
McConville,Paul D.                                Senior Vice President
McCracken,Brian                                   Asst. Vice President
McCutcheon,Bruce A                                Senior Vice President
McDermott,Robert J.                               Vice President
McKenna,Mark J.                                   Senior Vice President
McNamara,Laura                                    Vice President
McNamee,Mary G.                                   Vice President
Meagher,Dorothy B.                                Vice President
Mehta,Ashok                                       Vice President
Metelmann,Claye A.                                Vice President
Michejda,Marek A.                                 Vice President
Miller,Bart D.                                    Senior Vice President
Miller,Gregory T.                                 Vice President
Miller,Jeffrey M.                                 Managing Director
Mills,Ronald K.                                   Vice President
Mills,Stacy M.                                    Vice President
Minsk,Judith                                      Asst. Vice President
Monaghan,Richard A.                               Director
Monahan,Kimberly A.                               Vice President
Moody,Paul R.                                     Vice President
Moret,Mitchell L.                                 Senior Vice President
Morey,John P.                                     Senior Vice President
Mosher,Barry L.                                   Vice President
Mullen,Donald E.                                  Senior Vice President
Munson,Brian D.                                   Vice President
Murphy Jr.,Kenneth W.                             Asst. Vice President
Murray,Brendan R.                                 Senior Vice President
Nadherny,Robert                                   Senior Vice President
Nagashima,Toshio                                  Managing Director
Natale,Lisa A.                                    Asst. Vice President
Nauen,Kimberly Page                               Vice President
Neary,Ellen R.                                    Vice President
Neher,Stacey P.                                   Asst. Vice President
Nelson,Andrew E.                                  Vice President
Newell,Amy Jane                                   Vice President
Nickodemus,John P.                                Senior Vice President
Nickse,Gail A.                                    Asst. Vice President
Nicolazzo,Jon C.                                  Vice President
Nisbet,M. Julia                                   Asst. Vice President
O'Brien,Lois C.                                   Vice President
O'Brien,Nancy M.                                  Asst. Vice President
O'Connell,Gayle M.                                Vice President
O'Connor,Brian P.                                 Vice President
O'Connor,Matthew P.                               Asst. Vice President
O'Day,Teresa S.                                   Vice President
Orr,Kevin                                         Vice President
Palmer,Patrick J.                                 Vice President
Pampliega,Carlos                                  Vice President
Panek,Raymond S.                                  Asst. Vice President
Parker,Michael T.                                 Asst. Vice President
Parr,Cynthia O.                                   Senior Vice President
Patton,Robert J.                                  Vice President
Perkins,Erin M.                                   Asst. Vice President
Peters,Jeffrey F.                                 Managing Director
Petitti,Joseph P.                                 Vice President
Petralia,Randolph S.                              Senior Vice President
Phoenix,John G.                                   Senior Vice President
Phoenix,Joseph                                    Senior Vice President
Pilibosian,George J.                              Vice President
Plapinger,Keith                                   Senior Vice President
Powers,Brian S.                                   Asst. Vice President
Present,Howard B.                                 Senior Vice President
Puddle,David G.                                   Senior Vice President
Pulkrabek,Scott M.                                Vice President
Putnam,George                                     Director
Quinn,Lisa F.                                     Asst. Vice President
Reed,Nadine McQueen                               Asst. Vice President
Rider,Wendy A.                                    Vice President
Riley,Megan G.                                    Asst. Vice President
Rodammer,Kris                                     Senior Vice President
Rodts,Jennifer M.                                 Asst. Vice President
Rogers,Deborah A.                                 Vice President
Rowe,Robert B.                                    Vice President
Ryan,Carolyn M.                                   Asst. Vice President
Ryan,Deborah A.                                   Vice President
Ryan,William M.                                   Vice President
Saccocia,Cynthia M                                Asst. Vice President
Saunders,Catherine A.                             Senior Vice President
Saur,Karl W.                                      Vice President
Scanlon,Michael M.                                Vice President
Schlosberg,Alan R.                                Asst. Vice President
Schofield,Shannon D.                              Senior Vice President
Schultz,Mitchell D.                               Managing Director
Scordato,Christine A.                             Senior Vice President
Segers,Elizabeth R.                               Senior Vice President
Selden,Denise D.                                  Senior Vice President
Shamburg,John B.                                  Vice President
Shanahan,Christopher W.                           Vice President
Sharpless,Kathy G.                                Managing Director
Shelby,Robert                                     Vice President
Short,Jonathan D.                                 Senior Vice President
Siebold,Mark J.                                   Asst. Vice President
Siemon Jr.,Frank E.                               Asst. Vice President
Silva,J. Paul                                     Vice President
Silver,Gordon H.                                  Sr Managing Director
Skistimas Jr,John J.                              Vice President
Smeglin,Maryann C.                                Asst. Vice President
Solan,Meenakshi S.                                Asst. Vice President
Soule,Scott W.                                    Asst. Vice President
Spiegel,Steven                                    Sr Managing Director
Sprague,David L.                                  Vice President
Starishevsky,Daniel                               Vice President
Starr,Loren M.                                    Managing Director
Statuta,Jason M.                                  Vice President
Steinberg,Lauren B.                               Asst. Vice President
Stern,Derek A.                                    Asst. Vice President
Stickney,Paul R.                                  Senior Vice President
Strumpf,Casey                                     Senior Vice President
Sugimoto,Toshifumi                                Senior Vice President
Sullivan,Brian L.                                 Senior Vice President
Sullivan,Donna G                                  Vice President
Sullivan,Elaine M.                                Senior Vice President
Sullivan,Maryann                                  Asst. Vice President
Suzuki,Toshimi                                    Senior Vice President
Sweeney,Janet C.                                  Senior Vice President
Talanian,John C.                                  Managing Director
Tanner,B Iris                                     Vice President
Tavares,April M.                                  Asst. Vice President
Telling,John R.                                   Senior Vice President
Tibbetts,Richard B.                               Managing Director
Tirado,Patrice M.                                 Vice President
Troped Blacker,Bonnie                             Senior Vice President
Upham,Scott E.                                    Vice President
Veale,David B.                                    Asst. Vice President
Wallack,William F.                                Asst. Vice President
Walsh,Stephen M.                                  Vice President
Warde,Elizabeth A.                                Asst. Vice President
Washburn,Andrew O.                                Vice President
Waters,Mitchell J.                                Vice President
Watt,Christopher C.                               Vice President
Welch III,William A.                              Asst. Vice President
Whalen,Brian                                      Vice President
Whalen,Edward F.                                  Senior Vice President
Whitaker,J. Greg                                  Vice President
White,Patrick J.                                  Asst. Vice President
Wolfson,Jane                                      Senior Vice President
Woodlock,Ronald J.                                Asst. Vice President
Woolbert,Kelly A.                                 Asst. Vice President
Woolverton,William H.                             Managing Director
Wright Jr.,Edmund F.                              Asst. Vice President
Yan,Yanfang                                       Vice President
Young,Jason P.                                    Vice President
Zografos,Laura J.                                 Senior Vice President
Zukowski,Virginia A.                              Senior Vice President





Item 28. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Associate Clerk, Judith Cohen; Registrant's investment adviser, Putnam Investment Management, Inc.; Registrant's principal underwriter, Putnam Mutual Funds Corp.; Registrant's custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Associate Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

Item 29. Management Services

None.

Item 30. Undertakings

None.


CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of Post-Effective Amendment No. 24 to the Registration Statement of Putnam Variable Trust on Form N-1A (File No. 33-17486) of our report dated February 15, 2000, on our audit of the financial statements and financial highlights of the Trust, which report is included in the Annual Report for Putnam Variable Trust for the year ended December 31, 1999 which is incorporated by reference into the Registration Statement.

We also consent to the references to our firm under the caption
"Independent Accountants and Financial Statements" in the Statement of Additional Information and under the heading "financial highlights" in such Prospectuses.

PriceWaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2000


NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Variable Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of April, 2000.


                                      Putnam Variable Trust

                                      By: Gordon H. Silver, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of Putnam Variable Trust has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title

George Putnam            President and Chairman of the Board;
                         Principal Executive Officer; Trustee
John D. Hughes           Senior Vice President; Treasurer and
                         Principal Financial Officer

Paul G. Bucuvalas        Assistant Treasurer and
                         Principal Accounting Officer

Jameson A. Baxter        Trustee

Hans H. Estin            Trustee

John A. Hill             Trustee

Ronald J. Jackson        Trustee

Paul L. Joskow           Trustee

Elizabeth T. Kennan      Trustee

Lawrence J. Lasser       Trustee

John H. Mullin, III      Trustee

Robert E. Patterson      Trustee

William F. Pounds        Trustee

George Putnam, III       Trustee

A.J.C. Smith             Trustee

W. Thomas Stephens       Trustee

W. Nicholas Thorndike    Trustee

                         By: Gordon H. Silver,
                             as Attorney-in-Fact

                             April 28, 2000

Exhibit Index

13a. Class IB Distribution Plan and Agreement -- Exhibit 1.

15a. The Putnam Funds Code of Ethics - Exhibit 2.

15b. Putnam Investments Code of Ethics - Exhibit 3.